Exhibit 6

AUTHORIZATION – 2005 INDENTURE – MANDATORY EXCHANGE

Reference is made to the Trust Indenture dated as of June 2, 2005 between the Republic of Argentina (the “Republic”) and The Bank of New York Mellon (formerly known as The Bank of New York), as trustee (the “Trustee”), as amended from time to time (the “Indenture”). Terms used but not otherwise defined herein shall have the meanings ascribed to them in the Indenture.

The undersigned, acting on behalf of the Republic in the capacity specified below, hereby certifies that:

(A) (i) an additional aggregate amount of U.S.$181,067,781 is hereby authorized for the Amortizing Step-Up Bonds due 2038 (the “USD 2038 Bonds”), to be a further issuance of, and be consolidated, form a single Series, and be fully fungible with the outstanding U.S.$11,223,997,506 USD 2038 Bonds issued on the date hereof, (ii) an additional aggregate amount of €543,791,691 is hereby authorized for the Euro-denominated Amortizing Step-Up Bonds due 2038 (the “Euro 2038 Bonds”), to be a further issuance of, and be consolidated, form a single Series, and be fully fungible with the outstanding €265,545,114 Euro 2038 Bonds issued on the date hereof, (iii) an additional aggregate amount of U.S.$289,786,449 is hereby authorized for the U.S. Dollar Amortizing Step-Up Bonds due 2041 (the “USD 2041 Bonds”), to be a further issuance of, and be consolidated, form a single Series, and be fully fungible with the outstanding U.S.$10,192,324,830 USD 2041 Bonds issued on the date hereof, and (iv) an additional aggregate amount of €1,137,342,410 is hereby authorized for the Euro-denominated Amortizing Step-Up Bonds due (the “Euro 2041 Bonds” and, collectively with the USD 2038 Bonds, Euro 2038 Bonds and USD 2041 Bonds, the “Bonds”), to be a further issuance of, and be consolidated, form a single Series, and be fully fungible with the outstanding €435,259,531 Euro 2038 Bonds issued on the date hereof. The Bonds will be delivered under the Indenture, as described in the Republic’s Prospectus dated April 21, 2020 (the “Base Prospectus”) and the Prospectus Supplement dated April 21, 2020, as most recently amended and restated on August 17, 2020 (the “Prospectus Supplement”), prepared in connection with the issuance of the Bonds, copies of which Base Prospectus and Prospectus Supplement are attached hereto as Annex A;

(B) The Bonds shall have the terms and be subject to the conditions set forth in the certificates representing the Securities, true, correct and complete specimens of which are attached hereto as Annex B-1, Annex B-2, Annex B-3, and Annex B-4.

This Authorization shall be governed by, and construed in accordance with, the law of the State of New York without regard to principles of conflicts of laws, except with respect to its authorization and execution by the Republic, which shall be governed by the laws of the Republic.

Annex A	Base Prospectus and Prospectus Supplement
Annex B-1	Form of USD 2038 Bonds
Annex B-2	Form of Euro 2038 Bonds
Annex B-3	Form of USD 2041 Bonds
Annex B-4	Form of Euro 2041 Bonds

[Signature page follows]

IN WITNESS WHEREOF, the Republic has caused this Authorization to be duly executed.

Dated: September 4, 2020

By:	/s/ Diego Alberto Bastourre
Name: Diego Alberto Bastourre
Title: Secretary of Finance of the Republic of Argentina

ANNEX A

https://www.sec.gov/Archives/edgar/data/914021/000119312520221606/d68512d424b5.htm

ANNEX B-1

THE REPUBLIC OF ARGENTINA

REGISTERED GLOBAL BONDS

representing

U.S. Dollar Amortizing Step-Up Bonds due 2038

Original Principal Amount U.S.$[500,000,000]

No. 1

CUSIP: 040114 HU7

ISIN: US040114HU71

Common Code: 216449177

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AS DEFINED IN THE INDENTURE) TO THE REPUBLIC OF ARGENTINA OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IN EXCHANGE FOR THIS CERTIFICATE OR ANY PORTION HEREOF IS REGISTERED IN THE NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREON IS MADE TO SUCH ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE DEPOSITARY, HAS AN INTEREST HEREIN.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE CERTIFICATED SECURITIES REPRESENTED HEREBY, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

The Republic of Argentina (the “Republic”), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum set forth in the Schedule of Principal Increases and Decreases annexed hereto as Schedule A, in 22 semi-annual installments on January 9 and July 9 of each year commencing on July 9, 2027 and the last installment on January 9, 2038 (each such date, a “Principal Payment Date”). The amount of each such principal payment shall equal the principal amount of this Bond outstanding as of any such Principal Payment Date, divided by the number of principal installments from and including such Principal Payment Date to and including January 9, 2038. To the extent necessary, principal payments may be rounded down to the nearest whole number, with any difference being paid at maturity.

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The Republic further unconditionally promises to pay interest semi-annually in arrears on January 9 and July 9 of each year (each, an “Interest Payment Date” and together with a Principal Payment Date, a “Payment Date”), commencing July 9, 2021 on any outstanding portion of the unpaid principal amount hereof at the following rates per annum:

From and including	To but excluding	Rate
September 4, 2020	July 9, 2021	0.125%
July 9, 2021	July 9, 2022	2.000%
July 9, 2022	July 9, 2023	3.875%
July 9, 2023	July 9, 2024	4.250%
July 9, 2024	January 9, 2038	5.000%

Interest shall accrue from and including the most recent date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for, from September 4, 2020 until payment of said principal sum has been made or duly provided for. Principal and interest shall be payable to Holders of record as of January 8 and July 8 of each year (each, a “Record Date”). This is a Global Bond (as that term is defined in the Indenture referred to below) deposited with the Depositary, and registered in the name of the Depositary or its nominee or common custodian, and accordingly, the Depositary or its nominee or common custodian, as Holder of record of this Global Bond, shall be entitled to receive payments of principal and interest, other than principal and interest due at the maturity date, by wire transfer of immediately available funds. Such payment shall be made exclusively in such coin or currency of the United States as at the time of payment shall be legal tender for payment of public and private debts. The Republic, the Trustee, any registrar and any trustee paying agent shall be entitled to treat the Depositary or its nominee as the sole Holder of this Global Bond.

The statements in the legend relating to the Depositary set forth above are an integral part of the terms of this Global Bond and by acceptance hereof each Holder of this Global Bond agrees to be subject to and bound by the terms and provisions set forth in such legend, if any.

This Global Bond is issued in respect of an issue of U.S.$ [______] principal amount of U.S. Dollar Amortizing Step-Up Bonds due 2038 of the Republic (the “Bonds”) and is governed by (i) the Indenture dated as of June 2, 2005, as amended from time to time (the “Indenture”) between the Republic and The Bank of New York Mellon (formerly known as The Bank of New York), as trustee (the “Trustee”), the terms of which Indenture are incorporated herein by reference, and (ii) by the terms and conditions of the Bonds set forth on the reverse of this Global Bond (the “Terms”), as supplemented or amended by the Authorization (as defined in the Indenture) of the Republic for this Global Bond, the terms of which are incorporated herein by reference. This Global Bond shall in all respects be entitled to the same benefits as other Debt Securities (as defined in the Indenture) of the same Series issued under the Indenture and the Terms.

Unless and until it is exchanged in whole or in part for the Certificated Securities represented hereby, this Global Bond may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or nominee of such successor Depositary.

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Upon any exchange of all or a portion of this Global Bond for Certificated Securities in accordance with the Indenture, or any increase or decrease in the principal amount of this Global Bond, such increase or decrease shall be endorsed on Schedule A to reflect the change of the principal amount evidenced hereby.

Unless the certificate of authentication hereon has been manually executed by the Trustee, this Global Bond shall not be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Republic has caused this instrument to be duly executed.

Dated:

THE REPUBLIC OF ARGENTINA

By:
Name: Martín Maximiliano Guzmán
Title: Minister of Economy of the Republic of Argentina

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TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Debt Securities issued under the within-mentioned Indenture.

Dated:

THE BANK OF NEW YORK MELLON, not in its individual capacity but solely as Trustee

By:
Name:
Title:

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Schedule A

The initial principal amount of this Bond is U.S.$[500,000,000]. The following increases or decreases in this Bond have been made:

Date of Increase or Decrease	Increase of Principal Amount of this Global Bond	Decrease of Principal Amount of this Global Bond	Remaining Principal Amount of this Global Bond	Notation Made By

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TERMS AND CONDITIONS OF THE BONDS

1. General. (a) This Bond is one of a duly authorized series of debt securities (each, a “Series”) of The Republic of Argentina (the “Republic”), designated as U.S. Dollar Amortizing Step-up Bonds due 2038 (each Bond of this Series a “Bond”, and collectively, the “Securities”), and issued or to be issued in one or more Series (such Series collectively, the “Debt Securities”) pursuant to a Trust Indenture dated as of June 2, 2005, between the Republic and The Bank of New York Mellon (formerly known as The Bank of New York), as Trustee (the “Trustee”), as amended from time to time (the “Indenture”). The Holders (as defined below) of the Securities will be entitled to the benefits of, be bound by, and be deemed to have notice of, all of the provisions of the Indenture. A copy of the Indenture is on file and may be inspected at the Corporate Trust Office of the Trustee in the City of New York. Subject to Paragraph 13, the Republic hereby certifies and warrants that all acts, conditions and things required to be done and performed and to have happened precedent to the creation, execution and, as applicable, issuance of the Indenture and the Securities and to constitute the same legal, valid and binding obligations of the Republic enforceable in accordance with their terms, have been done and performed and have happened in due and strict compliance with all applicable laws. All capitalized terms used in this Bond but not defined herein shall have the meanings assigned to them in the Indenture. Insofar as the provisions of the Indenture may conflict with the provisions set forth in this Bond, the latter shall control for purposes of this Bond.

(b) The Bonds are issuable only in fully registered form without coupons. Bonds may be issued in certificated form (the “Certificated Securities”), or may be represented by one or more registered global securities (each, a “Global Bond”) held by or on behalf of the Person or Persons that are designated, pursuant to the Indenture, by the Republic to act as depositary for such Global Bonds (the “Depositary”). Certificated Securities will be available only in the limited circumstances set forth in the Indenture. The Bonds, and transfers thereof, shall be registered as provided in Section 2.6 of the Indenture. Any person in whose name a Bond shall be registered (each, a “Holder”) may (to the fullest extent permitted by applicable law) be treated at all times, by all persons and for all purposes as the absolute owner of such Bond regardless of any notice of ownership, theft, loss or any writing thereon.

(c) The Bonds are issuable in authorized denominations of U.S.$ 1.00 and integral multiples of U.S.$ 1.00 in excess thereof.

(d) As used herein, the following terms have the meanings set forth below:

“Business Day” shall mean any day except a Saturday, Sunday or any other day on which commercial banks in New York City or in The City of Buenos Aires (or in the city where the relevant paying or transfer agent is located) are authorized or obligated by law, regulation or executive order to close.

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2. Payments and Trustee Paying Agents. (a) Principal of and interest on the Bonds will be payable in U.S. dollars. Principal of and interest on the Bonds payable on the Maturity Date will be payable in U.S. dollars in immediately available funds to the person in whose name such Bond is registered on the Maturity Date, upon presentation and surrender of the Bond at the Corporate Trust Office of the Trustee in the City of New York or, subject to applicable laws and regulations, at the office of any paying agent that shall be appointed by the Trustee, at the expense of the Republic (each, a “trustee paying agent”). Principal of and interest on each Bond (other than principal and interest payable on the Maturity Date) will be payable to the person in whose name such Bond is registered at the close of business on the Record Date for the relevant Payment Date. The Republic will make payments of principal of and interest on the Bonds by providing the Trustee or trustee paying agent the amount of such payment, in U.S. dollars in immediately available funds, not later than 1:00 P.M. local time on the Business Day prior to the Payment Date, and directing the Trustee to hold these funds in trust for the Trustee and the beneficial owners of the Bonds in accordance with their respective interests and to make a wire transfer of such amount in U.S. dollars to Cede & Co. (or registered assigns) as the registered owner of the Bonds, which will receive the funds in trust for distribution to the beneficial owners of the Bonds; provided that the Republic may, subject to applicable laws and regulations, make payments of principal of and interest on the Bonds by mailing, or directing the Trustee to mail, from funds made available by the Republic for such purpose, a check to the person entitled thereto, on or before the due date for the payment at the address that appears on the security register maintained by the Registrar on the applicable record date. Notwithstanding anything herein to the contrary, the Republic’s obligation to make payments of principal of and interest on the Bonds shall not have been satisfied until such payments are received by the Holders of the Bonds.

None of the Republic, the Trustee or any trustee paying agent will have any responsibility or liability for any aspect of the records relating to, or payments made on account of, beneficial ownership interests in the Bonds or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

(b) Any payment of principal or interest required to be made on a Payment Date that is not a Business Day need not be made on such day, but may be made on the next succeeding Business Day with the same force and effect as if made on such Payment Date, and no interest will accrue with respect to such payment for the period from and after such Payment Date.

(c) Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.

(d) The Republic has initially appointed The Bank of New York Mellon as principal paying agent, transfer agent and registrar. At the expense of the Republic, the Trustee may at any time appoint additional or other trustee paying agents, transfer agents and registrars and terminate the appointment of those or any paying agents, transfer agents and registrar; provided that while the Bonds are Outstanding the Republic will maintain in The City of New York (i) a paying agent, (ii) an office or agency where the Bonds may be presented for exchange, transfer and registration of transfer as provided in the Indenture and (iii) a registrar. If the Bonds are listed in the Euro MTF Market of the Luxembourg Stock Exchange and the rules of such Exchange so require, as notified by the Issuer to the Trustee, the Trustee will maintain a paying agent in Luxembourg. The Republic or the Trustee, as the case may be, will give prompt notice to all Holders of the Bonds of any future appointment or any resignation or removal of any trustee paying agent, transfer agent or registrar or of any change by any trustee paying agent, transfer agent or registrar in any of its specified offices. Subject to the foregoing, the Republic shall have the right at any time to instruct the Trustee to terminate any such appointment and to appoint any other paying agents or transfer agents in such other places as it may deem appropriate for the purpose of making payments for the exclusive benefit of Holders. Notwithstanding the foregoing, the trustee paying agent and any trustee paying agent appointed hereunder shall be agents solely of the Trustee, and the Republic shall have no authority over or any direct relationship with the trustee paying agent or any such trustee paying agent.

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(e) All money paid to the Trustee pursuant to these Terms shall be held by it in trust exclusively for itself and the Holders of the Bonds in accordance with their respective interests to be applied by the Trustee to payments due on the Bonds or to the Trustee at the time and in the manner provided for in these Terms and in the Indenture, and the Holders of the Bonds may, subject to the next sentence, look only to the Trustee for any payment to which the Holders may be entitled. Any monies deposited with the Trustee for the payment of the principal of or interest (including Additional Amounts) on any Bond remaining unclaimed for ten years (in the case of principal) or five years (in the case of interest) or, in either case, any shorter prescription period provided by law after such principal or interest shall have become due and payable shall be repaid to the Republic upon written request without interest, and the Holder of any such Bond may thereafter look only to the Republic for any payment to which such Holder may be entitled.

3. Additional Amounts. All payments of principal, premium, if any, and interest in respect of this Bond by the Republic shall be made free and clear of, and without withholding or deduction for or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or within the Republic or any authority therein or thereof having power to tax (together “Taxes”), unless such withholding or deduction is required by law. In such event, the Republic shall pay to the registered Holders of this Bond such additional amounts (“Additional Amounts”) as will result in receipt by such Holders of such amounts of principal, premium and interest as would have been received by them had no such withholding or deduction been required; except that no such Additional Amounts shall be payable with respect to any Bond (i) to a Holder or a beneficial owner of a Bond where such Holder or beneficial owner or Responsible Person is liable for such Taxes in respect of this Bond by reason of his having some connection with the Republic other than the mere holding of such Bond or the receipt of principal, premium or interest in respect thereof or the enforcement of rights with respect to the Bond; (ii) to a Holder or beneficial owner of a Bond, that failed to comply with any certification, identification or other reporting requirement concerning the nationality, residence, identity or connection with the Republic of such Holder or beneficial owner or other Responsible Person, if compliance with the requirement is a precondition to exemption from all or any portion of such withholding or deduction; provided that (A) the Republic or the Republic’s agent has notified the Holders of such certification, identification or other reporting requirement at least 15 days before the applicable payment date and (B) in no event shall such Holder’s or beneficial owner’s or other Responsible Person’s obligation to satisfy such a requirement require such Holder or beneficial owner or other Responsible Person to provide any materially more onerous information, documents or other evidence than would be required to be provided had such Holder or beneficial owner or other Responsible Person been required to file Internal Revenue Service Forms W-8BEN, W-8BEN-E, W-8ECI, W-8EXP and/or W-8IMY; or (iii) presented for payment more than 30 days after the Relevant Date, as defined herein, except to the extent that the Holder thereof would have been entitled to Additional Amounts on presenting the same for payment on the last day of such period of 30 days.

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“Relevant Date” in respect of any Bond means the date on which payment in respect thereof becomes due or (if the full amount of the money payable on such date has not been received by the Trustee on or prior to such due date) the date on which notice is duly given to the Holders by the Republic that such moneys have been so received and are available for payment. Any reference herein to “principal” and/or “interest” shall be deemed to include any Additional Amounts which may be payable on this Bond.

“Responsible Person” means an individual, corporation, partnership, limited liability company, limited liability partnership, association, trust or any other entity or organization (including a government or political subdivision or an agency or instrumentality thereof), other than a Holder or beneficial owner, which, as a result of applicable Argentine tax regulations in force from time to time, qualifies as statutorily responsible for the payment of any Argentine Taxes.

The Republic will pay any present or future stamp, court or documentary taxes or any excise or property taxes, charges or similar levies which arise in the Republic or any political subdivision thereof or taxing authority thereof or therein in respect of the creation, issue, execution, initial delivery or registration of the Bond or any other document or instrument referred to therein. The Republic will also indemnify the Holders from and against any stamp, court or documentary taxes or any excise or property taxes, charges or similar levies resulting from, or required to be paid by any of them which arise in the Republic or any political subdivision thereof or taxing authority thereof or therein in connection with, the enforcement of the obligations of the Republic under the Bond or any other document or instrument referred to therein following the occurrence of any Event of Default (as defined below).

4. Redemption. The Bonds will be redeemable at the option of the Republic prior to the maturity date. The Republic will have the right at its option, upon giving not less than 30 days’ nor more than 60 days’ notice to the Holders, to redeem the Bonds, in whole or in part, at any time or from time to time prior to the maturity date, at a redemption price equal to the principal amount thereof, plus interest accrued but not paid on the principal amount of the Bonds to be redeemed to the date of redemption specified in such notice.

5. Status and Negative Pledge Covenant. (a) The Bonds will constitute the direct, unconditional, unsecured and unsubordinated obligations of the Republic. Each Series will rank pari passu with each other Series, without any preference one over the other by reason of priority of date of issue or currency of payment or otherwise, and at least equally with all other present and future unsecured and unsubordinated External Indebtedness (as defined herein) of the Republic.

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(b) So long as any Bond remains Outstanding, save for the exceptions set forth below, the Republic will not create or permit to subsist any lien, pledge, mortgage, security interest, deed of trust, charge or other encumbrance or preferential arrangement which has the practical effect of constituting a security interest (“Lien”) upon the whole or any part of its assets or revenues to secure any Public External Indebtedness of the Republic unless, at the same time or prior thereto, the Republic’s obligations under the Bonds either (i) are secured equally and ratably therewith, or (ii) have the benefit of such other security, guarantee, indemnity or other arrangement as shall be approved by the Holders of the Bonds (as provided in Articles Ten and Eleven of the Indenture).

(c) Notwithstanding the foregoing, the Republic may permit to subsist:

i. any Lien upon property to secure Public External Indebtedness of the Republic incurred to finance the acquisition of such property by the Republic; any renewal or extension of any such Lien so long as it is limited to the original property covered thereby and it secures any renewal or extension of the original secured financing;

ii. any Lien on property arising by operation of law (or pursuant to any agreement establishing a Lien equivalent to one which would otherwise exist under relevant local law) in connection with Public External Indebtedness, including without limitation any right of set-off with respect to demand or time deposits with financial institutions and bankers’ liens with respect to property held by financial institutions (in each case deposited with or delivered to such financial institutions in the ordinary course of the depositor’s activities);

iii. any Lien existing on such property at the time of its acquisition to secure Public External Indebtedness of the Republic and any renewal or extension of any such Lien which is limited to the original property covered thereby and which secures any renewal or extension of the original secured financing;

iv. any Lien created in connection with the transactions contemplated by The Republic of Argentina 1992 Financing Plan dated June 23, 1992 sent to the international banking community with the communication dated June 23, 1992 from the Minister of Economy and Public Works and Services of Argentina (the “1992 Financing Plan”) and the implementing documentation therefore, including any Lien to secure obligations under the collateralized securities issued thereunder (the “1992 Par and Discount Bonds”) and any Lien securing indebtedness outstanding as of September 4, 2020 to the extent required to be equally and ratably secured with the 1992 Par and Discount Bonds;

v. any Lien in existence as of September 4, 2020;

vi. any Lien securing Public External Indebtedness of the Republic issued upon surrender or cancellation of any of the 1992 Par and Discount Bonds or the principal amount of any indebtedness outstanding as of June 23, 1992, in each case, to the extent such Lien is created to secure such Public External Indebtedness on a basis comparable to the 1992 Par and Discount Bonds;

vii. any Lien on any of the 1992 Par and Discount Bonds; and

viii. any Lien securing Public External Indebtedness incurred for the purpose of financing all or part of the costs of the acquisition, construction or development of a project; provided that (a) the holders of such Public External Indebtedness expressly agree to limit their recourse to the assets and revenues of such project as the principal source of repayment of such Public External Indebtedness and (b) the property over which such Lien is granted consists solely of such assets and revenues.

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(d) The Republic shall publish on an annual basis and no later than November 30 of the relevant year (either by posting to a publicly available website maintained by the Republic or by filing a Form 18-K (or any successor form) with the United States Securities and Exchange Commission), the Republic Aggregate Debt Information.

(e) For purposes of these Terms:

“Public External Indebtedness” means any External Indebtedness of, or guaranteed by, the Republic which (i) is publicly offered or privately placed in securities markets, (ii) is in the form of, or represented by, bonds, notes or other securities or any guarantees thereof and (iii) is, or was intended at the time of issue to be, quoted, listed or traded on any stock exchange, automated trading system or over-the-counter securities market (including securities eligible for sale pursuant to Rule 144A under the U.S. Securities Act of 1933, as amended (the “Securities Act”) (or any successor law or regulation of similar effect)).

“External Indebtedness” means obligations for borrowed money or evidenced by securities, debentures, notes or other similar instruments payable by their terms, or which at the option of the holder thereof may be payable, in a currency other than the lawful currency of the Republic; provided that (i) no Domestic Foreign Currency Indebtedness, as defined below, and (ii) no other indebtedness governed by the laws of the Republic and originally settled in Argentina shall constitute External Indebtedness.

“Domestic Foreign Currency Indebtedness” means (i) the following indebtedness to the extent not redenominated into pesos pursuant to Argentine law and thereby converted into domestic indebtedness, in each case as amended from time to time: (a) Bonos del Tesoro issued under Decree No. 1527/91 and Decree No. 1730/91, (b) Bonos de Consolidación issued under Law No. 23,982 and Decree No. 2140/91, (c) Bonos de Consolidación de Deudas Previsionales issued under Law No. 23,982 and Decree No. 2140/91, (d) Bonos de la Tesorería a 10 Años de Plazo issued under Decree No. 211/92 and Decree No. 526/92, (e) Bonos de la Tesorería a 5 Años de Plazo issued under Decree No. 211/92 and Decree No. 526/92, (f) Ferrobonos issued under Decree No. 52/92 and Decree No. 526/92, (g) Bonos de Consolidación de Regalías Hidrocarburíferas a 16 Años de Plazo issued under Decree No. 2284/92 and Decree No. 54/93, (h) Letras de Tesorería en Dólares Estadounidenses issued under the Republic’s annual budget laws, including those Letras de Tesorería issued under Law No. 24,156 and Decree No. 340/96, (i) Bonos de Consolidación issued under Law No. 24,411 and Decree No. 726/97, (j) Bonos Externos de la República Argentina issued under Law No. 19,686 enacted on June 15, 1972, (k) Bonos del Tesoro a Mediano Plazo en Dólares Estadounidenses issued under Law No. 24,156 and Decree No. 340/96, (l) Bonos del Gobierno Nacional en Dólares Estadounidenses issued under Decree No. 905/2002, Decree No. 1836/2002 and Decree No. 739/2003, (m) Bonos del Gobierno Nacional en Dólares Estadounidenses issued under Resolution of the Secretary of Treasury and Finance No. 240/2005 and 85/2005, (n) Bonos de la Nación Argentina en Dólares Estadounidenses issued under Resolution of the Secretary of Treasury and Finance No. 88/2006 and 18/2006, (o) Bonos de la Nación Argentina en Dólares Estadounidenses issued under Resolution of the Secretary of Treasury and Finance No. 230/2006 and 64/2006, (p) Bonos de la Nación Argentina en Dólares Estadounidenses issued under Resolution of the Secretary of Treasury and Finance No. 100/2007 and 24/2007, (q) Bonos de la Nación Argentina en Dólares Estadounidenses issued under Resolution of the Secretary of Treasury and Finance No. 424/2011 and 132/2011 and (r) any other indebtedness issued on or prior to April 22, 2016 governed by the laws of the Republic; (ii) any indebtedness issued on or prior to April 22, 2016 in exchange, or as replacement, for the indebtedness referred to in (i) above, in each case as amended from time to time; and (iii) any other indebtedness having the same terms and conditions as any of the indebtedness referred to in (i) and (ii) above in all respects except for issue date, issue price and the first interest payment thereon.

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“Performing Public External Indebtedness” means Public External Indebtedness issued on or after September 4, 2020.

“Republic Aggregate Debt Information” shall mean the following data as of the close of the preceding fiscal year of the Republic: (a) total internal funded debt of the Republic; (b) total external funded debt of the Republic; (c) the title, date of issue, date of maturity, interest rate, and amount outstanding, together with the currency or currencies in which payable, of each issue of external funded debt of the Republic; (d) as to each issue of securities of the Republic which is registered with the SEC, the total amount held by or for the account of the Republic, if any; (e) the estimated total internal floating indebtedness of the Republic; and (f) the estimated total external floating indebtedness of the Republic.

6. Default; Acceleration of Maturity. (a) Each of the following events will constitute an “Event of Default” under the Bonds:

i. Non-Payment: the Republic fails to pay any principal of any of the Bonds when due and payable and such failure continues for 30 days or fails to pay any interest on any of the Bonds when due and payable and such failure continues for a period of 30 days; or

ii. Breach of Other Obligations: the Republic does not perform or comply with any one or more of its other obligations in the Bonds or in the Indenture insofar as it relates to the Bonds, which default is incapable of remedy or is not remedied within 90 days after written notice of request to remedy such default shall have been given to the Republic by the Trustee; or

iii. Cross Default: any event or condition shall occur which results in the acceleration of the maturity (other than by optional or mandatory prepayment or redemption) of any Performing Public External Indebtedness of the Republic having an aggregate principal amount of U.S.$30,000,000 (or its equivalent in other currencies) or more, or any default in the payment of principal of, or premium or prepayment charge (if any) or interest on, any such Performing Public External Indebtedness having an aggregate principal amount of U.S.$30,000,000 (or its equivalent in other currencies) or more, shall occur when and as the same shall become due and payable, if such default shall continue for more than the period of grace, if any, originally applicable thereto; or

iv. Moratorium: a moratorium on the payment of principal of, or interest on, the Performing Public External Indebtedness of the Republic shall be declared by the Republic; and

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v. Validity: the validity of the Bonds shall be contested by the Republic.

(b) Upon the occurrence and during the continuance of an Event of Default, the Holders of at least 25% in aggregate principal amount of the Bonds then Outstanding may by written notice given to the Republic (with a copy to the Trustee) declare the Bonds to be immediately due and payable; and upon such declaration, the principal amount of the Bonds and the accrued interest on the Bonds will become immediately due and payable upon the date that such written notice is received at the office of the Trustee, unless prior to such date all Events of Default in respect of the Bonds have been cured. Notwithstanding the foregoing, in the case of an Event of Default specified in clauses (ii) or (v) of Paragraph 6(a), the principal amount of and the accrued interest on the Bonds may only be declared immediately due and payable if such event is materially prejudicial to the interests of the Holders of the Bonds. The right to give such acceleration notice will terminate if the event giving rise to such right has been cured before such right is exercised. Holders holding in the aggregate at least 50% in principal amount of the then Outstanding Bonds may waive any existing defaults, and rescind or annul any notice of acceleration, on behalf of all Holders of Bonds, if (A) following the declaration of the Bonds due and payable immediately, the Republic has deposited with the Trustee an amount sufficient to pay all overdue installments of principal, interest and Additional Amounts in respect of the Bonds (with interest on overdue amounts of interest, to the extent permitted by law, and on such principal of each of the Bonds at the rate of interest applicable thereto, to the date of such payment or interest) as well as the reasonable fees and compensation of the Trustee; and (B) all other Events of Default have been remedied. In the event of a declaration of acceleration because of an Event of Default set forth in clause (iii) of Paragraph 6(a), such declaration of acceleration shall be automatically rescinded and annulled if the event triggering such Event of Default pursuant to such clause (iii) shall be remedied, cured or waived by the Holders of the relevant indebtedness, within 60 days after such event.

(c) Upon the occurrence of an Event of Default under Paragraph 6(a), the Republic shall give written notice promptly after becoming aware thereof to the Trustee. Within 15 days after becoming aware of the occurrence of an event which with the giving of notice or lapse of time or both would, unless remedied, cured or waived, become an Event of Default under Paragraph 6(a), the Republic shall give written notice thereof to the Trustee.

7. Purchase of the Bonds by the Republic. The Republic may at any time purchase or acquire any of the Bonds in any manner and at any price in the open market, in privately negotiated transactions or otherwise. Bonds that are purchased or acquired by the Republic may, at the Republic’s discretion, be held, resold or surrendered to the Trustee for cancellation, but any Bond so purchased by the Republic may not be re-issued or resold except in compliance with the Securities Act and other applicable law.

8. Rights upon Future Offers. If at any time on or prior to September 4, 2025, the Republic voluntarily makes an offer to purchase or exchange (a “Future Exchange Offer”), or solicits consents to amend (a “Future Amendment Process”), any outstanding Non-Performing Securities, each Holder of the Bonds shall have the right for a period of 30 calendar days following the announcement of any such Future Exchange Offer or Future Amendment Process, to exchange the outstanding principal amount of any of such Holder’s Bonds for (as applicable):

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(i) the consideration in cash or in kind received by holders of Non-Performing Securities in connection with any such Future Exchange Offer, or

(ii) securities having terms substantially the same as those resulting from any such Future Amendment Process, in each case in accordance with the terms and conditions of such Future Exchange Offer or Future Amendment Process; provided that the Republic in its discretion may adjust the exchange ratio applicable to the Bonds to deduct (i) any interest paid under the Bonds through the settlement date of such Future Exchange Offer or Future Amendment Process, as applicable, following September 4, 2020 and (ii) the then applicable USD Market Price of U.S.$7.86824 of the Republic’s U.S. dollar 1.000% Bonds due 2029 (the “New USD 2029 Bonds”) for each U.S.$100 principal amount of Bonds to be exchanged.

The Republic covenants and agrees to take all steps necessary, including making any required filings with regulatory authorities in the United States, in order to enable Holders to participate in any Future Exchange Offer or Future Amendment Process as provided in this Paragraph 8.

“USD Market Price” shall mean the average price, determined by the Republic, of the New USD 2029 Bonds during the 10 business days preceding the announcement of a Future Exchange Offer or Future Amendment Process, expressed as a price per U.S.$100 as displayed on the Bloomberg Page “HP” (or any successor thereto) utilizing “Bid Px” under the “Market” field and “BVAL” under the “Source” field, or in the event such price is not so reported for any such business day for any reason, the market price of such New USD 2029 Bonds, as determined by the Republic in good faith and a commercially reasonable manner.

“Non-Performing Securities” means the securities issued by the Republic which are listed in Schedule B hereto.

9. Replacement, Exchange and Transfer of Bonds. (a) If any Bond becomes mutilated or is defaced, destroyed, lost or stolen, the Trustee shall authenticate and deliver a new Bond, on such terms as the Republic and the Trustee may require, in exchange and substitution for the mutilated or defaced Bond or in lieu of and in substitution for the destroyed, lost or stolen Bond. In every case of mutilation, defacement, destruction, loss or theft, the applicant for a substitute Bond must furnish to the Republic and the Trustee such indemnity as the Republic and the Trustee may require and evidence to their satisfaction of the destruction, loss or theft of such Bond and of the ownership thereof. In every case of mutilation or defacement of a Bond, the Holder must surrender to the Trustee the Bond so mutilated or defaced. In addition, prior to the issuance of any substitute Bond, the Republic may require the payment of a sum sufficient to cover any stamp or other tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. If any Bond that has matured or is scheduled to mature within 15 days becomes mutilated or defaced or is apparently destroyed, lost or stolen, the Republic may pay or authorize payment of such Bond without issuing a substitute Bond.

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(b) Upon the terms and subject to the conditions set forth in the Indenture, a Bond or Bonds may be exchanged for a Bond or Bonds of equal aggregate principal amount in such same or different authorized denominations as may be requested by the Holder, by surrender of such Bond or Bonds at the office of the Registrar, or at the office of any transfer agent, together with a written request for the exchange. Any registration of transfer or exchange shall be effected upon the Republic being satisfied with the documents of title and identity of the person making the request and subject to such reasonable regulations as the Republic may from time to time agree with the Trustee.

(c) Upon the terms and subject to the conditions set forth in the Indenture, a Bond may be transferred in whole or in part by the Holder or Holders surrendering the Bond for registration of transfer at the Corporate Trust Office of the Trustee in the City of New York or at the office of any transfer agent, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Republic and the Registrar or any such transfer agent, as the case may be, duly executed by the Holder or Holders thereof or its attorney-in-fact or attorneys-in-fact duly authorized in writing.

(d) No service charge will be imposed upon the Holder of a Bond in connection with exchanges for Bonds of a different denomination or for registration of transfers thereof, but the Republic and the Trustee may charge the party requesting any registration of transfer, exchange or registration of Bonds a sum sufficient to reimburse it for any stamp or other tax or other governmental charge required to be paid in connection with such transfer, exchange or registration.

10. Trustee. For a description of the duties and the immunities and rights of the Trustee under the Indenture, reference is made to the Indenture, and the obligations of the Trustee to the Holder hereof are subject to such immunities and rights.

11. Enforcement. Except as provided in Section 4.9 of the Indenture with respect to the right of any Holder of a Bond to enforce the payment of the principal of and interest on its Bond on the stated maturity date for such payment expressed in such Bond (as the Bonds may be amended or modified pursuant to Paragraph 22), no Holder of a Bond shall have any right by virtue of or by availing itself of any provision of the Indenture or the Bonds to institute any suit, action or proceeding in equity or at law upon or under or with respect to the Indenture or the Bonds, or for any other remedy hereunder or under the Indenture, unless:

(a) such Holder previously shall have given to the Trustee written notice of default and of the continuance thereof with respect to the Bonds;

(b) the Holders of not less than 25% in aggregate principal amount of the Outstanding Bonds shall have made written request to the Trustee to institute such action, suit or proceeding in its own name as Trustee under the Indenture;

(c) such Holder or Holders shall have provided to the Trustee such reasonable indemnity and/or security as it may require against the costs, expenses and liabilities to be incurred therein or thereby;

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(d) the Trustee for 60 days after its receipt of such notice, request and provision of indemnity and/or security shall have failed to institute any such action, suit or proceeding; and

(e) no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 4.11 of the Indenture;

it being understood and intended, and being expressly covenanted by every Holder of Bonds with every other Holder of Bonds and the Trustee, that no one or more Holder shall have any right in any manner whatever by virtue or by availing itself of any provision of the Indenture or of the Bonds to affect, disturb or prejudice the rights of any other Holder of Bonds or to obtain priority over or preference to any other such Holder, or to enforce any right under the Indenture or under the Bonds, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of the Bonds. Subject to the foregoing, for the protection and enforcement of this Paragraph, each and every Holder and the Trustee shall be entitled to such relief as can be given either at law or in equity. The Republic expressly acknowledges, with respect to the right of any Holder to pursue a remedy under the Indenture or the Bonds, the right of any beneficial owner of Bonds to pursue such remedy with respect to the portion of the Global Bond that represents such beneficial owner’s interest in this Bond as if Certificated Securities had been issued to such beneficial owner.

12. Notices. The Republic or the Trustee, as the case may be, will mail any notices to the Holders of the Certificated Securities at their registered addresses as reflected in the Register maintained by the registrar. The Republic will consider any mailed notice to have been given when mailed. The Republic will give notices to the Holders of a Global Bond in accordance with the procedures and practices of the Depositary and such notices shall be deemed given upon actual receipt thereof by the Depositary. The Republic will also publish notices to the Holders (a) by means of press releases published in an international news service and (b) if and so long as the Bonds are listed on the Euro MTF Market of the Luxembourg Stock Exchange and the rules of the exchange so require, on the website of the Luxembourg Stock Exchange at http://www.bourse.lu. If publication on the website of the Luxembourg Stock Exchange is not possible, the Republic will give notices in another way consistent with the rules of the Luxembourg Stock Exchange. The Republic will consider any published notice to be given on the date of its first publication.

13. Further Issues of Bonds. The Republic may from time to time without the consent of the Holders of the Bonds create and issue additional debt securities ranking pari passu with the Bonds and having terms and conditions which are the same as those of the Bonds, or the same except for the amount of the first payment of interest, which additional debt securities may be consolidated and form a single Series with the outstanding Bonds; provided, however, that any additional Bonds subsequently issued shall be issued, for U.S. federal income tax purposes, either (a) as part of the “same issue” as the Bonds, or (b) in a “qualified reopening” of the Bonds, unless such additional Bonds have a separate CUSIP, ISIN or other identifying number from the previously Outstanding Bonds.

14. Prescription. All claims against the Republic for payment of principal of or interest (including Additional Amounts) on or in respect of the Bonds shall be prescribed unless made within ten years (in the case of principal) and five years (in the case of interest) from the date on which such payment first became due, or a shorter period if provided by law.

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15. Authentication. This Bond will not be valid or obligatory for any purpose until the certificate of authentication hereon shall have been executed by manual signature by or on behalf of the Trustee.

16. Governing Law. This Bond shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws, except with respect to authorization and execution by the Republic, which shall be governed by the laws of the Republic.

17. Jurisdiction. (a) Subject to Paragraph 20, the Republic irrevocably submits to the jurisdiction of any New York state or federal court sitting in the Borough of Manhattan, the City of New York, and the courts of the Republic (each, a “Specified Court”) over any suit, action or proceeding against it or its properties, assets or revenues with respect to the Bonds of this Series or the Indenture (a “Related Proceeding”). The Republic agrees that a final non-appealable judgment in any Related Proceeding (the “Related Judgment”) shall be conclusive and binding upon it and may be enforced in any Specified Court or in any other courts to the jurisdiction of which the Republic is or may be subject (the “Other Courts”), by a suit upon such judgment.

(b) The Republic hereby irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to Related Proceedings brought in a Specified Court whether on the grounds of venue, residence or domicile or on the ground that the Related Proceedings have been brought in an inconvenient forum.

18. Consent to Service. Subject to Paragraph 20, the Republic hereby appoints Banco de la Nación Argentina, at its office located at 225 Park Avenue, New York, New York, 10169, and, if such person is not maintained by the Republic as its agent for such purpose, the Republic will appoint CT Corporation System, to act as its authorized agent (the “Authorized Agent”) upon whom process may be served in any Related Proceeding or any action or proceeding to enforce or execute any Related Judgment brought against it in any New York state or federal court sitting in the Borough of Manhattan, the City of New York. Such appointment shall be irrevocable until all amounts in respect of the principal of and any interest due and to become due on or in respect of all the Bonds have been provided to the Trustee pursuant to the terms hereof and the Trustee has given notice to the Holders in accordance with the terms hereof of the availability of such amounts for payment to the Holders, except that, if for any reason, such Authorized Agent ceases to be able to act as Authorized Agent or to have an address in the Borough of Manhattan, the City of New York, the Republic will appoint another person in the Borough of Manhattan, the City of New York, selected in its discretion, as such Authorized Agent. Prior to the date of issuance of any Bonds of this Series, the Republic shall obtain the consent of Banco de la Nación Argentina to its appointment as such Authorized Agent, a copy of which acceptance it shall provide to the Trustee. The Republic shall take any and all action, including the filing of any and all documents and instruments that may be necessary to continue such appointment or appointments in full force and effect as aforesaid. Service of process upon the Authorized Agent at the address indicated above, as such address may be changed within the Borough of Manhattan, the City of New York, by notice given by the Authorized Agent to each party hereto, shall be deemed, in every respect, effective service of process upon the Republic.

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Nothing in this Paragraph 18 shall affect the right of the Trustee or (in connection with legal action or proceedings by any Holder as permitted by the Indenture and this Bond) any Holder to serve legal process in any other manner permitted by law or affect the right of the Trustee or any such Holder to bring any action or proceeding against the Republic or its property in the courts of other jurisdictions.

The appointment and acceptance of jurisdiction set out in Paragraphs 15 and 16 above are intended to be effective upon execution of this Bond without further act by the Republic before any such court and introduction of a true copy of this Bond into evidence shall be conclusive and final evidence of such waiver.

19. Waiver of Immunity. (a) Subject to Paragraph 20, to the extent that the Republic or any of its revenues, assets or properties shall be entitled, in any jurisdiction in which any Specified Court is located, in which any Related Proceeding may at any time be brought against it or any of its revenues, assets or properties, or in any jurisdiction in which any Specified Court or Other Court is located in which any suit, action or proceeding may at any time be brought solely for the purpose of enforcing or executing any Related Judgment, to any immunity from suit, from the jurisdiction of any such court, from set-off, from attachment prior to judgment, from attachment in aid of execution of judgment, from execution of a judgment or from any other legal or judicial process or remedy, and to the extent that in any such jurisdiction there shall be attributed such an immunity, the Republic irrevocably waives such immunity to the fullest extent permitted by the laws of such jurisdiction, including the United States Foreign Sovereign Immunities Act of 1976 (the “Immunities Act”) (and consents to the giving of any relief or the issue of any process in connection with any Related Proceeding or Related Judgment as permitted by applicable law, including the Immunities Act), provided, however, that such waiver shall not extend to and the Republic shall be immune in respect of and in relation to any suit, action or proceeding or enforcement of any Related Judgment against (i) any assets, reserves and accounts of the Central Bank (Banco Central de la República Argentina), (ii) any property in the public domain located in the territory of the Republic, including property that falls within the purview of Sections 234 and 235 of the Civil and Commercial Code of the Republic, (iii) any property located in or outside the territory of the Republic that provides an essential public service, (iv) any property (whether in the form of cash, bank deposits, securities, third party obligations or any other methods of payment) of the Republic, its governmental agencies and other governmental entities relating to the performance of the budget, within the purview of Sections 165 through 170 of Law No. 11,672, Ley Complementaria Permanente de Presupuesto (t.o. 2014), (v) any property entitled to the privileges and immunities of the Vienna Convention on Diplomatic Relations of 1961 and the Vienna Convention on Consular Relations of 1963, including, but not limited to, property, premises and bank accounts used by the missions of the Republic, (vi) any property used by a diplomatic, governmental or consular mission of the Republic, (vii) taxes, duties, levies, assessments, royalties or any other governmental charges imposed by the Republic, including the right of the Republic to collect any such charges, (viii) any property of a military character or under the control of a military authority or defense agency of the Republic, (ix) property forming part of the cultural heritage of the Republic, or (x) property entitled to immunity under any applicable sovereign immunity laws.

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(b) This waiver of sovereign immunity constitutes only a limited and specific waiver for the purpose of the Bonds of this Series and the Indenture and under no circumstances shall it be interpreted as a general waiver of the Republic or a waiver with respect to proceedings unrelated to the Bonds of this Series or the Indenture. Insofar as this waiver relates to the jurisdiction in which an Other Court is located, the Republic extends it solely for the purpose of enabling the Trustee or a Holder of Bonds of this Series to enforce or execute a Related Judgment.

20. Limitation on Actions. The Republic reserves the right to plead sovereign immunity under the Immunities Act with respect to actions brought against it under the U.S. federal securities laws or any state securities laws and the appointment of an Authorized Agent does not extend to such actions, but without prejudice to the rights of the Trustee or the other specified persons to the indemnification and contribution as set forth in Section 5.6 of the Indenture.

21. Effect of Headings. The paragraph headings herein are for convenience only and shall not affect the construction hereof.

22. Modifications. (a) Any modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action provided by the Indenture or these Terms (each, a “Modification”) to the Indenture or the terms and conditions of the Debt Securities of one or more Series (including these Bonds) may be made, given, or taken pursuant to (i) a written action of the Holders of the Debt Securities of such affected Series without the need for a meeting, or (ii) by vote of the Holders of the Debt Securities of such affected Series taken at a meeting or meetings of Holders thereof, in each case in accordance with the terms of this Paragraph 22 and the other applicable provisions of the Debt Securities of the affected Series and the Indenture.

(b) Modifications to the Terms of these Bonds, or to the Indenture insofar as it affects these Bonds, may be made, and future compliance therewith may be waived, with the consent of the Republic and

(i) in the case of any Non-Reserved Matter (as defined below), (A) at any meeting of Holders of these Bonds duly called and held as specified in Paragraph 23 below, upon the affirmative vote, in person or by proxy thereunto duly authorized in writing, of the Holders of not less than 66 2⁄3% of the aggregate principal amount of these Bonds then Outstanding that are represented at such meeting, or (B) with the written consent of the Holders of not less than 66 2⁄3% of the aggregate principal amount of these Bonds then Outstanding, or

(ii) in the case of any Reserved Matter (as defined below), (A) at any meeting of Holders of these Bonds duly called and held as specified in Paragraph 23 below, upon the affirmative vote, in person or by proxy thereunto duly authorized in writing, of the Holders of not less than 75% of the aggregate principal amount of these Bonds then Outstanding, or (B) with the written consent of the Holders of not less than 75% of the aggregate principal amount of these Bonds then Outstanding.

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(c) (i) If the Republic proposes any Modification constituting a Reserved Matter to the Terms of these Bonds and to the terms and conditions of at least one other Series of Debt Securities, or to the Indenture insofar as it affects these Bonds and at least one other Series of Debt Securities, in either case as part of a single transaction, such Modification may be made, and future compliance therewith may be waived, with the consent of the Republic and

(A) (x) at any meetings of Holders of Debt Securities of the two or more Series that would be affected by the proposed Modification duly called and held as specified in Paragraph 23 below, upon the affirmative vote, in person or by proxy thereunto duly authorized in writing, of the Holders of not less than 85% of the aggregate principal amount of the Debt Securities then Outstanding of all such affected Series (taken in the aggregate), or (y) with the written consent of the Holders of not less than 85% of the aggregate principal amount of the Debt Securities then Outstanding of all such affected Series (taken in the aggregate), and

(B) (x) at any meeting of Holders of these Bonds duly called and held as specified in Paragraph 23 below, upon the affirmative vote, in person or by proxy thereunto duly authorized in writing, of the Holders of not less than 66 2⁄3% of the aggregate principal amount of these Bonds then Outstanding, or (y) with the written consent of the Holders of not less than 66 2⁄3% of the aggregate principal amount of these Bonds then Outstanding.

(ii) At the time the Republic proposes a Modification constituting a Reserved Matter, the Republic shall specify to Holders of each Series of Debt Securities to be affected the Modification Method(s) it has selected for such Modification constituting a Reserved Matter. As used herein, “Modification Methods” means Modifications pursuant to Paragraphs 22(b)(i), 22(b)(ii), 22(c)(i). The Republic shall have the discretion to select the Modification Method(s) for a proposed Modification constituting a Reserved Matter and to designate which Series of Debt Securities (including these Bonds) will be included in the aggregated voting for a proposed Modification constituting a Reserved Matter to the terms and conditions of the Debt Securities of two or more Series (the “Initially Designated Series”); provided, however that, except as set forth in the following sentence, once the Republic selects the Modification Method(s) and the Initially Designated Series, such selection may not be changed, modified or supplemented without providing written notice of such change, modification or supplement to holders of all Series of Debt Securities to be affected (specifying which Series, if any, have been excluded from the list of Initially Designated Series) and granting such Holders no less than five Business Days from the date of such notice to cast, revoke or change any vote or consent delivered in connection with such proposed Modification. Notwithstanding the foregoing, at any time prior to the effectiveness of the Modification constituting a Reserved Matter and without prior notice to holders of any Debt Securities of the Initially Designated Series (including the Holders of these Bonds), the Republic shall have discretion to re-designate which Series of Debt Securities will be included in the aggregated voting for a proposed Modification constituting a Reserved Matter to the terms and conditions of the Debt Securities of two or more Series if at the time of such re-designation the Republic has received the affirmative vote or consent of holders of more than 66 2⁄3% of the aggregate principal amount of the Outstanding Debt Securities of all the Initially Designated Series.

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(iii) If the Debt Securities of any Series that would be affected by any Modification proposed pursuant to this Paragraph 22(c) (including these Bonds) are denominated in a currency or currency unit other than U.S. dollars, the principal amount of such Debt Securities for purposes of voting shall be the amount of U.S. dollars that could have been obtained with the principal amount of such Debt Securities at or around 12:00 p.m. (noon) New York City time on the date on which any proposed modification is submitted to Holders using the price as shown on the FXC page displayed on the Bloomberg Pricing Monitor, or by any recognized quotation source if Bloomberg is not available or is manifestly erroneous. If at the time a vote is solicited pursuant to this Paragraph 22(c) separate Trustees have been appointed for these Bonds and any other Series of Debt Securities affected by that vote, the Trustee acting for the Series (or multiple Series, including for these Bonds) having the greatest aggregate principal amount of the Debt Securities then Outstanding affected by that vote will be responsible for administering the voting procedures contemplated by this Paragraph 22(c).

(d) The Republic and the Trustee may, without the vote or consent of any Holder of the Bonds, amend these Bonds or the Indenture for the purpose of (A) adding to the covenants of the Republic for the benefit of the Holders of the Bonds, (B) surrendering any right or power conferred upon the Republic, (C) securing the Bonds pursuant to the requirements of the Bonds or otherwise, (D) curing any ambiguity, or curing, correcting or supplementing any proven (to the satisfaction of the Trustee) error thereof, (E) making any change which is of a formal, minor or technical nature, or (F) amending the Bonds or the Indenture in any manner which the Republic and the Trustee may determine that shall not adversely affect the interests of any Holder of Bonds.

(e) Any instrument given by or on behalf of any Holder of a Bond in connection with any consent to or vote for any Modification to the Terms of these Bonds or the Indenture as of the effective time of such instrument will be irrevocable and will be conclusive and binding on all subsequent Holders of this Bond or any Bond issued directly or indirectly in exchange or substitution therefor or in lieu thereof. Any such Modification to the Terms of these Bonds or the Indenture will be conclusive and binding on all Holders of these Bonds, whether or not they have given such consent or cast such vote, and whether or not notation of such Modification is made upon the Bonds. Notice of any Modification to the Terms of these Bonds or the Indenture (other than for purposes of curing any ambiguity or of curing, correcting or supplementing any proven (to the satisfaction of the Trustee) error hereof or thereof) shall be given to each Holder of the Bonds, as provided in Paragraph 12 above.

Bonds authenticated and delivered after the effectiveness of any such Modification may bear a notation in the form approved by the Trustee and the Republic as to any matter provided for in such Modification. New Bonds modified to conform, in the opinion of the Trustee and the Republic, to any such Modification may be prepared by the Republic, authenticated by the Trustee (or any authenticating agent appointed pursuant to the Indenture) and delivered in exchange for Outstanding Bonds.

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It shall not be necessary for the vote or consent of the Holders of the Bonds to approve the particular form of any proposed Modification, but it shall be sufficient if such vote or consent shall approve the substance thereof.

(f) Before soliciting the consent or the vote of any Holder of Bonds for a Modification constituting a Reserved Matter, the Republic shall provide to the Trustee (solely for purposes of onward distribution to the Holders of the Bonds) the following information in electronic format:

i. a description of the Republic’s economic and financial circumstances which are, in the Republic’s opinion, relevant to the request for the proposed Modification, a description of the Republic’s existing debts and a description of any broad policy reform program and provisional macroeconomic outlook;

ii. if the Republic shall at the time have entered into an arrangement for financial assistance with multilateral and/or other major creditors or creditor groups and/or an agreement with any such creditors regarding debt relief, (x) a description of any such arrangement or agreement and (y) where permitted under the information disclosure policies of the multilateral or other creditors, as applicable, a copy of the arrangement or agreement;

iii. a description of the Republic’s proposed treatment of foreign debt instruments that are not affected by the proposed Modification and its intentions with respect to any other major creditor groups; and

iv. if the Republic is then seeking a Modification constituting a Reserved Matter affecting any other Series of Debt Securities, a description of that proposed Modification.

(g) For the purposes of these Bonds,

“Non-Reserved Matter” means any Modification other than a Modification constituting a Reserved Matter.

“Outstanding” means, in respect of the Bonds, the Bonds authenticated and delivered pursuant to these Terms and the Indenture except:

(i) Bonds theretofore canceled by the Trustee or delivered to the Trustee for cancellation or held by the Trustee for reissuance but not reissued by the Trustee; or

(ii) Bonds that have been called for redemption in accordance with their terms or which have become due and payable at maturity or otherwise and with respect to which the Republic’s obligation to make payments of the principal thereof (and premium, if any) and any interest thereon shall have been satisfied in accordance with the Terms of these Bonds; or

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(iii) Bonds in lieu of or in substitution for which other Bonds of a Series shall have been authenticated and delivered pursuant to these Terms and the Indenture;

provided, however, that in determining whether the Holders of the requisite principal amount of Bonds Outstanding have consented to or voted in favor of any Modification or other action or instruction hereunder or, in the case of a meeting called and held pursuant to Paragraph 23, whether sufficient Holders are present for quorum purposes, any Bonds owned or controlled, directly or indirectly, by the Republic or any Public Sector Instrumentality of the Republic shall be disregarded and deemed not to be Outstanding. As used in these Terms, “Public Sector Instrumentality” means Banco Central de la República Argentina, any department, ministry or agency of the government of the Republic or any corporation, trust, financial institution or other entity owned or controlled by the government of the Republic or any of the foregoing, and, with respect to any Public Sector Instrumentality, “control” means the power, directly or indirectly, through the ownership of voting securities or other ownership interest or otherwise, to direct the management of or elect or appoint a majority of the board of directors or other persons performing similar functions in lieu of, or in addition to, the board of directors of a corporation, trust, financial institution or other entity.

In determining whether the Trustee shall be protected in relying upon any such Modification or other action or instruction, only Bonds that the Trustee knows to be so owned or controlled shall be so disregarded; provided that prior to the solicitation of any consent or the taking of any vote in respect of any Modification or other action or instruction hereunder affecting the Bonds, the Republic shall deliver to the Trustee one or more Officer’s Certificates specifying any Bonds owned or controlled, directly or indirectly, by the Republic or any Public Sector Instrumentality of the Republic.

Bonds so owned or controlled that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Bonds and that the pledgee is not the Republic or a Public Sector Instrumentality.

“Reserved Matter” means any Modification that would:

(i) change the due date for the payment of the principal of (or premium, if any) or any installment of interest on the Bonds;

(ii) reduce the principal amount of the Bonds, the portion of such principal amount which is payable upon acceleration of the maturity of the Bonds, the interest rate thereon or the premium payable upon redemption thereof;

(iii) change the place of payment, coin or currency in which payment with respect to interest, premium or principal in respect of the Bonds is payable;

(iv) shorten the period during which the Republic is not permitted to redeem the Bonds, or permit the Republic to redeem the Bonds if, prior to such action, the Republic is not permitted to do so;

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(v) reduce the proportion of the principal amount of the Bonds the vote or consent of the Holders of which is necessary to modify, amend or supplement these Terms or the Indenture or to make, take or give any request, demand, authorization, direction, notice, consent, waiver or other action provided hereby or thereby to be made, taken or given, or change the definition of “Outstanding” with respect to the Bonds;

(vi) change the obligation of the Republic to pay Additional Amounts with respect to the Bonds;

(vii) change the governing law provision of the Bonds;

(viii) change the courts to the jurisdiction of which the Republic has submitted, the Republic’s obligation to appoint and maintain an Authorized Agent in the Borough of Manhattan, the City of New York, or the Republic’s waiver of immunity, in respect of actions or proceedings brought by any Holder based upon the Bonds, as set forth in these Terms;

(ix) in connection with an exchange offer for the Bonds, amend any Event of Default;

(x) change the status of the Bonds as set forth in Paragraph 5 of these Terms;

(xi) authorize the Trustee, on behalf of all Holders of the Bonds, to exchange or substitute all the Bonds for, or convert all the Bonds into, other obligations or securities of the Republic or any other Person;

(xii) change the identity of the obligor;

(xiii) amend Paragraph 22(c)(ii);

(xiv) increase the percentage of the aggregate principal amount of Bonds then Outstanding required to be held by Holders to declare the Bonds immediately due and payable, or reduce the percentage of the aggregate principal amount of the Bonds then Outstanding required to be held by Holders to waive any existing defaults or rescind or annul any notice of acceleration, in each case, as set forth in Section 4.2 of the Indenture and Paragraph 6(b); or

(xv) amend the rights upon future offers provision included in Paragraph 8.

23. Holders’ Meetings. (a) The Republic may at any time ask for written consents from or call a meeting of Holders of the Bonds at any time and from time to time to make, give or take any Modification (as defined in Paragraph 22(a) above) to these Terms as hereinafter provided. Any such meeting shall be held at such time and at such place as the Republic shall determine and as shall be specified in a notice of such a meeting that shall be furnished to the Holders of the Bonds at least 30 days and not more than 60 days prior to the date fixed for the meeting. In addition, the Trustee may at any time and from time to time call a meeting of Holders of the Bonds for any such purpose, to be held at such time and at such place as the Trustee shall determine and as shall be specified in a notice of such meeting that shall be furnished to the Holders of the Bonds at least 30 days and no more than 60 days prior to the date fixed for the meeting. If, upon the occurrence of an Event of Default under Paragraph 6(a) the Holders of at least 10% in aggregate principal amount of the Bonds at that time Outstanding shall have requested the Trustee to call a meeting of the Holders of the Bonds for any such purpose, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, the Trustee shall call such meeting, to be held at such time and at such place as the Trustee shall determine, for such purposes by giving notice thereof. Such notice shall be given at least 30 days and not more than 60 days prior to the meeting. Notice of every meeting of Holders of the Bonds shall set forth in general terms the action proposed to be taken at such meeting.

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To be entitled to vote at any meeting of Holders of the Bonds, a person shall be a Holder of Outstanding Bonds or a person duly appointed by an instrument in writing as Proxy for such a Holder. At any meeting of Holders, other than a meeting to discuss a Reserved Matter (as defined in Paragraph 22(g)), the persons entitled to vote a majority in aggregate principal amount of the Outstanding Bonds shall constitute a quorum, and at the reconvening of any such meeting adjourned for a lack of a quorum, the persons entitled to vote 25% in aggregate principal amount of the Outstanding Bonds shall constitute a quorum for the taking of any action set forth in the notice of the original meeting. At any meeting of Holders held to discuss a Reserved Matter, the persons entitled to vote 75% in aggregate principal amount of the Outstanding Bonds shall constitute a quorum. The Trustee may make such reasonable and customary regulations, as it shall deem advisable for any meeting of Holders of Bonds with respect to the proof of the holding of the Bonds and of the appointment of proxies in respect of Holders of registered Bonds, the record date for determining the registered owners of registered Bonds who are entitled to vote at such meeting (which date shall be set forth in the notice calling such meeting hereinabove referred to and which shall be not less than 15 nor more than 60 days prior to such meeting), the adjournment and chairmanship of such meeting, the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate.

***

Schedule B

Non-Performing Securities: None

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ANNEX B-2

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THE REPUBLIC OF ARGENTINA

REGISTERED GLOBAL BONDS

representing

Euro Amortizing Step-Up Bonds due 2038

Original Principal Amount €[                    ]

No. 1

ISIN: XS2177365017

Common Code: 217736501

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK SA/NV (“EUROCLEAR”) AND CLEARSTREAM BANKING, SOCIÉTÉ ANONYME (“CLEARSTREAM”) TO THE REPUBLIC OF ARGENTINA OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IN EXCHANGE FOR THIS CERTIFICATE OR ANY PORTION HEREOF IS REGISTERED IN THE NAME OF THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED, THE NOMINEE OF THE BANK OF NEW YORK MELLON, LONDON BRANCH (THE “DEPOSITARY”) OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR OR CLEARSTREAM (AND ANY PAYMENT HEREON IS MADE TO THE DEPOSITARY, OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR OR CLEARSTREAM), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE DEPOSITARY, HAS AN INTEREST HEREIN.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE CERTIFICATED SECURITIES REPRESENTED HEREBY, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

The Republic of Argentina (the “Republic”), for value received, hereby promises to pay to The Bank of New York Depository (Nominees) Limited, or registered assigns, the principal sum set forth in the Schedule of Principal Increases and Decreases annexed hereto as Schedule A, in 22 semi-annual installments on January 9 and July 9 of each year commencing on July 9, 2027, and the last installment on January 9, 2038 (each such date, a “Principal Payment Date”). The amount of each such principal payment shall equal the principal amount of this Bond outstanding as of any such Principal Payment Date, divided by the number of principal installments from and including such Principal Payment Date to and including January 9, 2038. To the extent necessary, principal payments may be rounded down to the nearest whole number, with any difference being paid at maturity.

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The Republic further unconditionally promises to pay interest semi-annually in arrears on January 9 and July 9 of each year (each, an “Interest Payment Date” and together with a Principal Payment Date, a “Payment Date”), commencing July 9, 2021 on any outstanding portion of the unpaid principal amount hereof at the following rates per annum:

From and including	To but excluding	Rate
September 4, 2020	July 9, 2021	0.125%
July 9, 2021	July 9, 2022	1.500%
July 9, 2022	July 9, 2023	3.000%
July 9, 2023	July 9, 2024	3.750%
July 9, 2024	January 9, 2038	4.250%

Interest shall accrue from and including the most recent date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for, from September 4, 2020 until payment of said principal sum has been made or duly provided for. Principal and interest shall be payable to Holders of record as of January 8 and July 8 of each year (each, a “Record Date”). This is a Global Bond (as that term is defined in the Indenture referred to below) deposited with the Depositary, and registered in the name of the Depositary or its nominee or common custodian, and accordingly, the Depositary or its nominee or common custodian, as Holder of record of this Global Bond, shall be entitled to receive payments of principal and interest, other than principal and interest due at the maturity date, by wire transfer of immediately available funds. Such payment shall be made exclusively in such coin or currency of the European Union as at the time of payment shall be legal tender for payment of public and private debts. The Republic, the Trustee, any registrar and any trustee paying agent shall be entitled to treat the Depositary or its nominee or common custodian as the sole Holder of this Global Bond.

The statements in the legend relating to the Depositary set forth above are an integral part of the terms of this Global Bond and by acceptance hereof each Holder of this Global Bond agrees to be subject to and bound by the terms and provisions set forth in such legend, if any.

This Global Bond is issued in respect of an issue of €[______] principal amount of Euro Amortizing Step-Up Bonds due 2038 of the Republic (the “Bonds”) and is governed by (i) the Indenture dated as of June 2, 2005, as amended from time to time (the “Indenture”) between the Republic and The Bank of New York Mellon (formerly known as The Bank of New York), as trustee (the “Trustee”), the terms of which Indenture are incorporated herein by reference, and (ii) by the terms and conditions of the Bonds set forth on the reverse of this Global Bond (the “Terms”), as supplemented or amended by the Authorization (as defined in the Indenture) of the Republic for this Global Bond, the terms of which are incorporated herein by reference. This Global Bond shall in all respects be entitled to the same benefits as other Debt Securities (as defined in the Indenture) of the same Series issued under the Indenture and the Terms.

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Unless and until it is exchanged in whole or in part for the Certificated Securities represented hereby, this Global Bond may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or nominee of such successor Depositary.

Upon any exchange of all or a portion of this Global Bond for Certificated Securities in accordance with the Indenture, or any increase or decrease in the principal amount of this Global Bond, such increase or decrease shall be endorsed on Schedule A to reflect the change of the principal amount evidenced hereby.

Unless the certificate of authentication hereon has been manually executed by the Trustee, this Global Bond shall not be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Republic has caused this instrument to be duly executed.

Dated:

THE REPUBLIC OF ARGENTINA

By:
	Name:	Martín Maximiliano Guzmán
Title: Minister of Economy of the Republic of Argentina

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TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Debt Securities issued under the within-mentioned Indenture.

Dated:

THE BANK OF NEW YORK MELLON, not in its individual capacity but solely as Trustee

By:
Name:
Title:

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Schedule A

The initial principal amount of this Bond is €[                ]. The following increases or decreases in this Bond have been made:

Date of Increase or Decrease	Increase of Principal Amount of this Global Bond	Decrease of Principal Amount of this Global Bond	Remaining Principal Amount of this Global Bond	Notation Made By

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TERMS AND CONDITIONS OF THE BONDS

1. General. (a) This Bond is one of a duly authorized series of debt securities (each, a “Series”) of The Republic of Argentina (the “Republic”), designated as Euro Amortizing Step-up Bonds due 2038 (each Bond of this Series a “Bond”, and collectively, the “Securities”), and issued or to be issued in one or more Series (such Series collectively, the “Debt Securities”) pursuant to a Trust Indenture dated as of June 2, 2005, between the Republic and The Bank of New York Mellon (formerly known as The Bank of New York), as Trustee (the “Trustee”), as amended from time to time (the “Indenture”). The Holders (as defined below) of the Securities will be entitled to the benefits of, be bound by, and be deemed to have notice of, all of the provisions of the Indenture. A copy of the Indenture is on file and may be inspected at the Corporate Trust Office of the Trustee in the City of New York. Subject to Paragraph 13, the Republic hereby certifies and warrants that all acts, conditions and things required to be done and performed and to have happened precedent to the creation, execution and, as applicable, issuance of the Indenture and the Securities and to constitute the same legal, valid and binding obligations of the Republic enforceable in accordance with their terms, have been done and performed and have happened in due and strict compliance with all applicable laws. All capitalized terms used in this Bond but not defined herein shall have the meanings assigned to them in the Indenture. Insofar as the provisions of the Indenture may conflict with the provisions set forth in this Bond, the latter shall control for purposes of this Bond.

(b) The Bonds are issuable only in fully registered form without coupons. Bonds may be issued in certificated form (the “Certificated Securities”), or may be represented by one or more registered global securities (each, a “Global Bond”) held by or on behalf of the Person or Persons that are designated, pursuant to the Indenture, by the Republic to act as depositary for such Global Bonds (the “Depositary”). Certificated Securities will be available only in the limited circumstances set forth in the Indenture. The Bonds, and transfers thereof, shall be registered as provided in Section 2.6 of the Indenture. Any person in whose name a Bond shall be registered (each, a “Holder”) may (to the fullest extent permitted by applicable law) be treated at all times, by all persons and for all purposes as the absolute owner of such Bond regardless of any notice of ownership, theft, loss or any writing thereon.

(c) The Bonds are issuable in authorized denominations of € 1.00 and integral multiples of € 1.00 in excess thereof.

(d) As used herein, the following terms have the meanings set forth below:

“Business Day” shall mean any day except a Saturday, Sunday or any other day on which commercial banks in New York City, London or in The City of Buenos Aires (or in the city where the relevant paying or transfer agent is located) are authorized or obligated by law, regulation or executive order to close.

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2. Payments and Trustee Paying Agents. (a) Principal of and interest on the Bonds will be payable in euro. Principal of and interest on the Bonds payable on the Maturity Date will be payable in euro in immediately available funds to the person in whose name such Bond is registered on the Maturity Date, upon presentation and surrender of the Bond at the Corporate Trust Office of the Trustee in the City of New York or, subject to applicable laws and regulations, at the office of any paying agent that shall be appointed by the Trustee, at the expense of the Republic (each, a “trustee paying agent”). Principal of and interest on each Bond (other than principal and interest payable on the Maturity Date) will be payable to the person in whose name such Bond is registered at the close of business on the Record Date for the relevant Payment Date. The Republic will make payments of principal of and interest on the Bonds by providing the Trustee or trustee paying agent the amount of such payment, in euro in immediately available funds, not later than 1:00 P.M. local time on the Business Day prior to the Payment Date, and directing the Trustee to hold these funds in trust for the Trustee and the beneficial owners of the Bonds in accordance with their respective interests and to make a wire transfer of such amount in euro to The Bank of New York Depository (Nominees) Limited (or registered assigns) as the registered owner of the Bonds, which will receive the funds in trust for distribution to the beneficial owners of the Bonds; provided that the Republic may, subject to applicable laws and regulations, make payments of principal of and interest on the Bonds by mailing, or directing the Trustee to mail, from funds made available by the Republic for such purpose, a check to the person entitled thereto, on or before the due date for the payment at the address that appears on the security register maintained by the Registrar on the applicable record date. Notwithstanding anything herein to the contrary, the Republic’s obligation to make payments of principal of and interest on the Bonds shall not have been satisfied until such payments are received by the Holders of the Bonds.

None of the Republic, the Trustee or any trustee paying agent will have any responsibility or liability for any aspect of the records relating to, or payments made on account of, beneficial ownership interests in the Bonds or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

(b) Any payment of principal or interest required to be made on a Payment Date that is not a Business Day need not be made on such day, but may be made on the next succeeding Business Day with the same force and effect as if made on such Payment Date, and no interest will accrue with respect to such payment for the period from and after such Payment Date.

(c) Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.

(d) The Republic has initially appointed The Bank of New York Mellon as principal paying agent, transfer agent and registrar. The Trustee has appointed The Bank of New York Mellon, London Branch, as London paying agent. At the expense of the Republic, the Trustee may at any time appoint additional or other trustee paying agents, transfer agents and registrars and terminate the appointment of those or any paying agents, transfer agents and registrar; provided that while the Bonds are Outstanding the Republic will maintain in The City of New York (i) a paying agent, (ii) an office or agency where the Bonds may be presented for exchange, transfer and registration of transfer as provided in the Indenture and (iii) a registrar. If the Bonds are listed in the Euro MTF Market of the Luxembourg Stock Exchange and the rules of such Exchange so require, as notified by the Issuer to the Trustee, the Trustee will maintain a paying agent in Luxembourg. The Republic or the Trustee, as the case may be, will give prompt notice to all Holders of the Bonds of any future appointment or any resignation or removal of any trustee paying agent, transfer agent or registrar or of any change by any trustee paying agent, transfer agent or registrar in any of its specified offices. Subject to the foregoing, the Republic shall have the right at any time to instruct the Trustee to terminate any such appointment and to appoint any other paying agents or transfer agents in such other places as it may deem appropriate for the purpose of making payments for the exclusive benefit of Holders. Notwithstanding the foregoing, the trustee paying agent and any trustee paying agent appointed hereunder shall be agents solely of the Trustee, and the Republic shall have no authority over or any direct relationship with the trustee paying agent or any such trustee paying agent.

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(e) All money paid to the Trustee pursuant to these Terms shall be held by it in trust exclusively for itself and the Holders of the Bonds in accordance with their respective interests to be applied by the Trustee to payments due on the Bonds or to the Trustee at the time and in the manner provided for in these Terms and in the Indenture, and the Holders of the Bonds may, subject to the next sentence, look only to the Trustee for any payment to which the Holders may be entitled. Any monies deposited with the Trustee for the payment of the principal of or interest (including Additional Amounts) on any Bond remaining unclaimed for ten years (in the case of principal) or five years (in the case of interest) or, in either case, any shorter prescription period provided by law after such principal or interest shall have become due and payable shall be repaid to the Republic upon written request without interest, and the Holder of any such Bond may thereafter look only to the Republic for any payment to which such Holder may be entitled.

3. Additional Amounts. All payments of principal, premium, if any, and interest in respect of this Bond by the Republic shall be made free and clear of, and without withholding or deduction for or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or within the Republic or any authority therein or thereof having power to tax (together “Taxes”), unless such withholding or deduction is required by law. In such event, the Republic shall pay to the registered Holders of this Bond such additional amounts (“Additional Amounts”) as will result in receipt by such Holders of such amounts of principal, premium and interest as would have been received by them had no such withholding or deduction been required; except that no such Additional Amounts shall be payable with respect to any Bond (i) to a Holder or a beneficial owner of a Bond where such Holder or beneficial owner or Responsible Person is liable for such Taxes in respect of this Bond by reason of his having some connection with the Republic other than the mere holding of such Bond or the receipt of principal, premium or interest in respect thereof or the enforcement of rights with respect to the Bond; (ii) to a Holder or beneficial owner of a Bond, that failed to comply with any certification, identification or other reporting requirement concerning the nationality, residence, identity or connection with the Republic of such Holder or beneficial owner or other Responsible Person, if compliance with the requirement is a precondition to exemption from all or any portion of such withholding or deduction; provided that (A) the Republic or the Republic’s agent has notified the Holders of such certification, identification or other reporting requirement at least 15 days before the applicable payment date and (B) in no event shall such Holder’s or beneficial owner’s or other Responsible Person’s obligation to satisfy such a requirement require such Holder or beneficial owner or other Responsible Person to provide any materially more onerous information, documents or other evidence than would be required to be provided had such Holder or beneficial owner or other Responsible Person been required to file Internal Revenue Service Forms W-8BEN, W-8BEN-E, W-8ECI, W-8EXP and/or W-8IMY; or (iii) presented for payment more than 30 days after the Relevant Date, as defined herein, except to the extent that the Holder thereof would have been entitled to Additional Amounts on presenting the same for payment on the last day of such period of 30 days.

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“Relevant Date” in respect of any Bond means the date on which payment in respect thereof becomes due or (if the full amount of the money payable on such date has not been received by the Trustee on or prior to such due date) the date on which notice is duly given to the Holders by the Republic that such moneys have been so received and are available for payment. Any reference herein to “principal” and/or “interest” shall be deemed to include any Additional Amounts which may be payable on this Bond.

“Responsible Person” means an individual, corporation, partnership, limited liability company, limited liability partnership, association, trust or any other entity or organization (including a government or political subdivision or an agency or instrumentality thereof), other than a Holder or beneficial owner, which, as a result of applicable Argentine tax regulations in force from time to time, qualifies as statutorily responsible for the payment of any Argentine Taxes.

The Republic will pay any present or future stamp, court or documentary taxes or any excise or property taxes, charges or similar levies which arise in the Republic or any political subdivision thereof or taxing authority thereof or therein in respect of the creation, issue, execution, initial delivery or registration of the Bond or any other document or instrument referred to therein. The Republic will also indemnify the Holders from and against any stamp, court or documentary taxes or any excise or property taxes, charges or similar levies resulting from, or required to be paid by any of them which arise in the Republic or any political subdivision thereof or taxing authority thereof or therein in connection with, the enforcement of the obligations of the Republic under the Bond or any other document or instrument referred to therein following the occurrence of any Event of Default (as defined below).

4. Redemption. The Bonds will be redeemable at the option of the Republic prior to the maturity date. The Republic will have the right at its option, upon giving not less than 30 days’ nor more than 60 days’ notice to the Holders, to redeem the Bonds, in whole or in part, at any time or from time to time prior to the maturity date, at a redemption price equal to the principal amount thereof, plus interest accrued but not paid on the principal amount of the Bonds to be redeemed to the date of redemption specified in such notice.

5. Status and Negative Pledge Covenant. (a) The Bonds will constitute the direct, unconditional, unsecured and unsubordinated obligations of the Republic. Each Series will rank pari passu with each other Series, without any preference one over the other by reason of priority of date of issue or currency of payment or otherwise, and at least equally with all other present and future unsecured and unsubordinated External Indebtedness (as defined herein) of the Republic.

(b) So long as any Bond remains Outstanding, save for the exceptions set forth below, the Republic will not create or permit to subsist any lien, pledge, mortgage, security interest, deed of trust, charge or other encumbrance or preferential arrangement which has the practical effect of constituting a security interest (“Lien”) upon the whole or any part of its assets or revenues to secure any Public External Indebtedness of the Republic unless, at the same time or prior thereto, the Republic’s obligations under the Bonds either (i) are secured equally and ratably therewith, or (ii) have the benefit of such other security, guarantee, indemnity or other arrangement as shall be approved by the Holders of the Bonds (as provided in Articles Ten and Eleven of the Indenture).

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(c) Notwithstanding the foregoing, the Republic may permit to subsist:

i. any Lien upon property to secure Public External Indebtedness of the Republic incurred to finance the acquisition of such property by the Republic; any renewal or extension of any such Lien so long as it is limited to the original property covered thereby and it secures any renewal or extension of the original secured financing;

ii. any Lien on property arising by operation of law (or pursuant to any agreement establishing a Lien equivalent to one which would otherwise exist under relevant local law) in connection with Public External Indebtedness, including without limitation any right of set-off with respect to demand or time deposits with financial institutions and bankers’ liens with respect to property held by financial institutions (in each case deposited with or delivered to such financial institutions in the ordinary course of the depositor’s activities);

iii. any Lien existing on such property at the time of its acquisition to secure Public External Indebtedness of the Republic and any renewal or extension of any such Lien which is limited to the original property covered thereby and which secures any renewal or extension of the original secured financing;

iv. any Lien created in connection with the transactions contemplated by The Republic of Argentina 1992 Financing Plan dated June 23, 1992 sent to the international banking community with the communication dated June 23, 1992 from the Minister of Economy and Public Works and Services of Argentina (the “1992 Financing Plan”) and the implementing documentation therefore, including any Lien to secure obligations under the collateralized securities issued thereunder (the “1992 Par and Discount Bonds”) and any Lien securing indebtedness outstanding as of September 4, 2020 to the extent required to be equally and ratably secured with the 1992 Par and Discount Bonds;

v. any Lien in existence as of September 4, 2020;

vi. any Lien securing Public External Indebtedness of the Republic issued upon surrender or cancellation of any of the 1992 Par and Discount Bonds or the principal amount of any indebtedness outstanding as of June 23, 1992, in each case, to the extent such Lien is created to secure such Public External Indebtedness on a basis comparable to the 1992 Par and Discount Bonds;

vii. any Lien on any of the 1992 Par and Discount Bonds; and

viii. any Lien securing Public External Indebtedness incurred for the purpose of financing all or part of the costs of the acquisition, construction or development of a project; provided that (a) the holders of such Public External Indebtedness expressly agree to limit their recourse to the assets and revenues of such project as the principal source of repayment of such Public External Indebtedness and (b) the property over which such Lien is granted consists solely of such assets and revenues.

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(d) The Republic shall publish on an annual basis and no later than November 30 of the relevant year (either by posting to a publicly available website maintained by the Republic or by filing a Form 18-K (or any successor form) with the United States Securities and Exchange Commission), the Republic Aggregate Debt Information.

(e) For purposes of these Terms:

“Public External Indebtedness” means any External Indebtedness of, or guaranteed by, the Republic which (i) is publicly offered or privately placed in securities markets, (ii) is in the form of, or represented by, bonds, notes or other securities or any guarantees thereof and (iii) is, or was intended at the time of issue to be, quoted, listed or traded on any stock exchange, automated trading system or over-the-counter securities market (including securities eligible for sale pursuant to Rule 144A under the U.S. Securities Act of 1933, as amended (the “Securities Act”) (or any successor law or regulation of similar effect)).

“External Indebtedness” means obligations for borrowed money or evidenced by securities, debentures, notes or other similar instruments payable by their terms, or which at the option of the holder thereof may be payable, in a currency other than the lawful currency of the Republic; provided that (i) no Domestic Foreign Currency Indebtedness, as defined below, and (ii) no other indebtedness governed by the laws of the Republic and originally settled in Argentina shall constitute External Indebtedness.

“Domestic Foreign Currency Indebtedness” means (i) the following indebtedness to the extent not redenominated into pesos pursuant to Argentine law and thereby converted into domestic indebtedness, in each case as amended from time to time: (a) Bonos del Tesoro issued under Decree No. 1527/91 and Decree No. 1730/91, (b) Bonos de Consolidación issued under Law No. 23,982 and Decree No. 2140/91, (c) Bonos de Consolidación de Deudas Previsionales issued under Law No. 23,982 and Decree No. 2140/91, (d) Bonos de la Tesorería a 10 Años de Plazo issued under Decree No. 211/92 and Decree No. 526/92, (e) Bonos de la Tesorería a 5 Años de Plazo issued under Decree No. 211/92 and Decree No. 526/92, (f) Ferrobonos issued under Decree No. 52/92 and Decree No. 526/92, (g) Bonos de Consolidación de Regalías Hidrocarburíferas a 16 Años de Plazo issued under Decree No. 2284/92 and Decree No. 54/93, (h) Letras de Tesorería en Dólares Estadounidenses issued under the Republic’s annual budget laws, including those Letras de Tesorería issued under Law No. 24,156 and Decree No. 340/96, (i) Bonos de Consolidación issued under Law No. 24,411 and Decree No. 726/97, (j) Bonos Externos de la República Argentina issued under Law No. 19,686 enacted on June 15, 1972, (k) Bonos del Tesoro a Mediano Plazo en Dólares Estadounidenses issued under Law No. 24,156 and Decree No. 340/96, (l) Bonos del Gobierno Nacional en Dólares Estadounidenses issued under Decree No. 905/2002, Decree No. 1836/2002 and Decree No. 739/2003, (m) Bonos del Gobierno Nacional en Dólares Estadounidenses issued under Resolution of the Secretary of Treasury and Finance No. 240/2005 and 85/2005, (n) Bonos de la Nación Argentina en Dólares Estadounidenses issued under Resolution of the Secretary of Treasury and Finance No. 88/2006 and 18/2006, (o) Bonos de la Nación Argentina en Dólares Estadounidenses issued under Resolution of the Secretary of Treasury and Finance No. 230/2006 and 64/2006, (p) Bonos de la Nación Argentina en Dólares Estadounidenses issued under Resolution of the Secretary of Treasury and Finance No. 100/2007 and 24/2007, (q) Bonos de la Nación Argentina en Dólares Estadounidenses issued under Resolution of the Secretary of Treasury and Finance No. 424/2011 and 132/2011 and (r) any other indebtedness issued on or prior to April 22, 2016 governed by the laws of the Republic; (ii) any indebtedness issued on or prior to April 22, 2016 in exchange, or as replacement, for the indebtedness referred to in (i) above, in each case as amended from time to time; and (iii) any other indebtedness having the same terms and conditions as any of the indebtedness referred to in (i) and (ii) above in all respects except for issue date, issue price and the first interest payment thereon.

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“Performing Public External Indebtedness” means Public External Indebtedness issued on or after September 4, 2020.

“Republic Aggregate Debt Information” shall mean the following data as of the close of the preceding fiscal year of the Republic: (a) total internal funded debt of the Republic; (b) total external funded debt of the Republic; (c) the title, date of issue, date of maturity, interest rate, and amount outstanding, together with the currency or currencies in which payable, of each issue of external funded debt of the Republic; (d) as to each issue of securities of the Republic which is registered with the SEC, the total amount held by or for the account of the Republic, if any; (e) the estimated total internal floating indebtedness of the Republic; and (f) the estimated total external floating indebtedness of the Republic.

6. Default; Acceleration of Maturity. (a) Each of the following events will constitute an “Event of Default” under the Bonds:

i. Non-Payment: the Republic fails to pay any principal of any of the Bonds when due and payable and such failure continues for 30 days or fails to pay any interest on any of the Bonds when due and payable and such failure continues for a period of 30 days; or

ii. Breach of Other Obligations: the Republic does not perform or comply with any one or more of its other obligations in the Bonds or in the Indenture insofar as it relates to the Bonds, which default is incapable of remedy or is not remedied within 90 days after written notice of request to remedy such default shall have been given to the Republic by the Trustee; or

iii. Cross Default: any event or condition shall occur which results in the acceleration of the maturity (other than by optional or mandatory prepayment or redemption) of any Performing Public External Indebtedness of the Republic having an aggregate principal amount of U.S.$30,000,000 (or its equivalent in other currencies) or more, or any default in the payment of principal of, or premium or prepayment charge (if any) or interest on, any such Performing Public External Indebtedness having an aggregate principal amount of U.S.$30,000,000 (or its equivalent in other currencies) or more, shall occur when and as the same shall become due and payable, if such default shall continue for more than the period of grace, if any, originally applicable thereto; or

iv. Moratorium: a moratorium on the payment of principal of, or interest on, the Performing Public External Indebtedness of the Republic shall be declared by the Republic; and

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v. Validity: the validity of the Bonds shall be contested by the Republic.

(b) Upon the occurrence and during the continuance of an Event of Default, the Holders of at least 25% in aggregate principal amount of the Bonds then Outstanding may by written notice given to the Republic (with a copy to the Trustee) declare the Bonds to be immediately due and payable; and upon such declaration, the principal amount of the Bonds and the accrued interest on the Bonds will become immediately due and payable upon the date that such written notice is received at the office of the Trustee, unless prior to such date all Events of Default in respect of the Bonds have been cured. Notwithstanding the foregoing, in the case of an Event of Default specified in clauses (ii) or (v) of Paragraph 6(a), the principal amount of and the accrued interest on the Bonds may only be declared immediately due and payable if such event is materially prejudicial to the interests of the Holders of the Bonds. The right to give such acceleration notice will terminate if the event giving rise to such right has been cured before such right is exercised. Holders holding in the aggregate at least 50% in principal amount of the then Outstanding Bonds may waive any existing defaults, and rescind or annul any notice of acceleration, on behalf of all Holders of Bonds, if (A) following the declaration of the Bonds due and payable immediately, the Republic has deposited with the Trustee an amount sufficient to pay all overdue installments of principal, interest and Additional Amounts in respect of the Bonds (with interest on overdue amounts of interest, to the extent permitted by law, and on such principal of each of the Bonds at the rate of interest applicable thereto, to the date of such payment or interest) as well as the reasonable fees and compensation of the Trustee; and (B) all other Events of Default have been remedied. In the event of a declaration of acceleration because of an Event of Default set forth in clause (iii) of Paragraph 6(a), such declaration of acceleration shall be automatically rescinded and annulled if the event triggering such Event of Default pursuant to such clause (iii) shall be remedied, cured or waived by the Holders of the relevant indebtedness, within 60 days after such event.

(c) Upon the occurrence of an Event of Default under Paragraph 6(a), the Republic shall give written notice promptly after becoming aware thereof to the Trustee. Within 15 days after becoming aware of the occurrence of an event which with the giving of notice or lapse of time or both would, unless remedied, cured or waived, become an Event of Default under Paragraph 6(a), the Republic shall give written notice thereof to the Trustee.

7. Purchase of the Bonds by the Republic. The Republic may at any time purchase or acquire any of the Bonds in any manner and at any price in the open market, in privately negotiated transactions or otherwise. Bonds that are purchased or acquired by the Republic may, at the Republic’s discretion, be held, resold or surrendered to the Trustee for cancellation, but any Bond so purchased by the Republic may not be re-issued or resold except in compliance with the Securities Act and other applicable law.

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8. Rights upon Future Offers. If at any time on or prior to September 4, 2025, the Republic voluntarily makes an offer to purchase or exchange (a “Future Exchange Offer”), or solicits consents to amend (a “Future Amendment Process”), any outstanding Non-Performing Securities, each Holder of the Bonds shall have the right for a period of 30 calendar days following the announcement of any such Future Exchange Offer or Future Amendment Process, to exchange the outstanding principal amount of any of such Holder’s Bonds for (as applicable):

(i) the consideration in cash or in kind received by holders of Non-Performing Securities in connection with any such Future Exchange Offer, or

(ii) securities having terms substantially the same as those resulting from any such Future Amendment Process, in each case in accordance with the terms and conditions of such Future Exchange Offer or Future Amendment Process; provided that the Republic in its discretion may adjust the exchange ratio applicable to the Bonds to deduct (i) any interest paid under the Bonds through the settlement date of such Future Exchange Offer or Future Amendment Process, as applicable, following September 4, 2020 and (ii) the then applicable Euro Market Price of €7.29366 of the Republic’s Euro 0.500% Bonds due 2029 (the “New Euro 2029 Bonds”) for each €100 principal amount of Bonds to be exchanged. The Republic shall have no obligation to make the offer described if the purchase, exchange or amendment is made in satisfaction of a final, non-appealable court order or arbitral award.

The Republic covenants and agrees to take all steps necessary, including making any required filings with regulatory authorities in the United States, in order to enable Holders to participate in any Future Exchange Offer or Future Amendment Process as provided in this Paragraph 8.

“Euro Market Price” shall mean the average price, determined by the Republic, of the New Euro 2029 Bonds during the 10 business days preceding the announcement of a Future Exchange Offer or Future Amendment Process, expressed as a price per €100 as displayed on the Bloomberg Page “HP” (or any successor thereto) utilizing “Bid Px” under the “Market” field and “BVAL” under the “Source” field, or in the event such price is not so reported for any such business day for any reason, the market price of such New Euro 2029 Bonds, as determined by the Republic in good faith and a commercially reasonable manner.

“Non-Performing Securities” means the securities issued by the Republic which are listed in Schedule B hereto.

9. Replacement, Exchange and Transfer of Bonds. (a) If any Bond becomes mutilated or is defaced, destroyed, lost or stolen, the Trustee shall authenticate and deliver a new Bond, on such terms as the Republic and the Trustee may require, in exchange and substitution for the mutilated or defaced Bond or in lieu of and in substitution for the destroyed, lost or stolen Bond. In every case of mutilation, defacement, destruction, loss or theft, the applicant for a substitute Bond must furnish to the Republic and the Trustee such indemnity as the Republic and the Trustee may require and evidence to their satisfaction of the destruction, loss or theft of such Bond and of the ownership thereof. In every case of mutilation or defacement of a Bond, the Holder must surrender to the Trustee the Bond so mutilated or defaced. In addition, prior to the issuance of any substitute Bond, the Republic may require the payment of a sum sufficient to cover any stamp or other tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. If any Bond that has matured or is scheduled to mature within 15 days becomes mutilated or defaced or is apparently destroyed, lost or stolen, the Republic may pay or authorize payment of such Bond without issuing a substitute Bond.

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(b) Upon the terms and subject to the conditions set forth in the Indenture, a Bond or Bonds may be exchanged for a Bond or Bonds of equal aggregate principal amount in such same or different authorized denominations as may be requested by the Holder, by surrender of such Bond or Bonds at the office of the Registrar, or at the office of any transfer agent, together with a written request for the exchange. Any registration of transfer or exchange shall be effected upon the Republic being satisfied with the documents of title and identity of the person making the request and subject to such reasonable regulations as the Republic may from time to time agree with the Trustee.

(c) Upon the terms and subject to the conditions set forth in the Indenture, a Bond may be transferred in whole or in part by the Holder or Holders surrendering the Bond for registration of transfer at the Corporate Trust Office of the Trustee in the City of New York or at the office of any transfer agent, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Republic and the Registrar or any such transfer agent, as the case may be, duly executed by the Holder or Holders thereof or its attorney-in-fact or attorneys-in-fact duly authorized in writing.

(d) No service charge will be imposed upon the Holder of a Bond in connection with exchanges for Bonds of a different denomination or for registration of transfers thereof, but the Republic and the Trustee may charge the party requesting any registration of transfer, exchange or registration of Bonds a sum sufficient to reimburse it for any stamp or other tax or other governmental charge required to be paid in connection with such transfer, exchange or registration.

10. Trustee. For a description of the duties and the immunities and rights of the Trustee under the Indenture, reference is made to the Indenture, and the obligations of the Trustee to the Holder hereof are subject to such immunities and rights.

11. Enforcement. Except as provided in Section 4.9 of the Indenture with respect to the right of any Holder of a Bond to enforce the payment of the principal of and interest on its Bond on the stated maturity date for such payment expressed in such Bond (as the Bonds may be amended or modified pursuant to Paragraph 22), no Holder of a Bond shall have any right by virtue of or by availing itself of any provision of the Indenture or the Bonds to institute any suit, action or proceeding in equity or at law upon or under or with respect to the Indenture or the Bonds, or for any other remedy hereunder or under the Indenture, unless:

(f) such Holder previously shall have given to the Trustee written notice of default and of the continuance thereof with respect to the Bonds;

(g) the Holders of not less than 25% in aggregate principal amount of the Outstanding Bonds shall have made written request to the Trustee to institute such action, suit or proceeding in its own name as Trustee under the Indenture;

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(h) such Holder or Holders shall have provided to the Trustee such reasonable indemnity and/or security as it may require against the costs, expenses and liabilities to be incurred therein or thereby;

(i) the Trustee for 60 days after its receipt of such notice, request and provision of indemnity and/or security shall have failed to institute any such action, suit or proceeding; and

(j) no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 4.11 of the Indenture;

it being understood and intended, and being expressly covenanted by every Holder of Bonds with every other Holder of Bonds and the Trustee, that no one or more Holder shall have any right in any manner whatever by virtue or by availing itself of any provision of the Indenture or of the Bonds to affect, disturb or prejudice the rights of any other Holder of Bonds or to obtain priority over or preference to any other such Holder, or to enforce any right under the Indenture or under the Bonds, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of the Bonds. Subject to the foregoing, for the protection and enforcement of this Paragraph, each and every Holder and the Trustee shall be entitled to such relief as can be given either at law or in equity. The Republic expressly acknowledges, with respect to the right of any Holder to pursue a remedy under the Indenture or the Bonds, the right of any beneficial owner of Bonds to pursue such remedy with respect to the portion of the Global Bond that represents such beneficial owner’s interest in this Bond as if Certificated Securities had been issued to such beneficial owner.

12. Notices. The Republic or the Trustee, as the case may be, will mail any notices to the Holders of the Certificated Securities at their registered addresses as reflected in the Register maintained by the registrar. The Republic will consider any mailed notice to have been given when mailed. The Republic will give notices to the Holders of a Global Bond in accordance with the procedures and practices of the Depositary and such notices shall be deemed given upon actual receipt thereof by the Depositary. The Republic will also publish notices to the Holders (a) by means of press releases published in an international news service and (b) if and so long as the Bonds are listed on the Euro MTF Market of the Luxembourg Stock Exchange and the rules of the exchange so require, on the website of the Luxembourg Stock Exchange at http://www.bourse.lu. If publication on the website of the Luxembourg Stock Exchange is not possible, the Republic will give notices in another way consistent with the rules of the Luxembourg Stock Exchange. The Republic will consider any published notice to be given on the date of its first publication.

13. Further Issues of Bonds. The Republic may from time to time without the consent of the Holders of the Bonds create and issue additional debt securities ranking pari passu with the Bonds and having terms and conditions which are the same as those of the Bonds, or the same except for the amount of the first payment of interest, which additional debt securities may be consolidated and form a single Series with the outstanding Bonds; provided, however, that any additional Bonds subsequently issued shall be issued, for U.S. federal income tax purposes, either (a) as part of the “same issue” as the Bonds, or (b) in a “qualified reopening” of the Bonds, unless such additional Bonds have a separate ISIN or other identifying number from the previously Outstanding Bonds.

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14. Prescription. All claims against the Republic for payment of principal of or interest (including Additional Amounts) on or in respect of the Bonds shall be prescribed unless made within ten years (in the case of principal) and five years (in the case of interest) from the date on which such payment first became due, or a shorter period if provided by law.

15. Authentication. This Bond will not be valid or obligatory for any purpose until the certificate of authentication hereon shall have been executed by manual signature by or on behalf of the Trustee.

16. Governing Law. This Bond shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws, except with respect to authorization and execution by the Republic, which shall be governed by the laws of the Republic.

17. Jurisdiction. (a) Subject to Paragraph 20, the Republic irrevocably submits to the jurisdiction of any New York state or federal court sitting in the Borough of Manhattan, the City of New York, and the courts of the Republic (each, a “Specified Court”) over any suit, action or proceeding against it or its properties, assets or revenues with respect to the Bonds of this Series or the Indenture (a “Related Proceeding”). The Republic agrees that a final non-appealable judgment in any Related Proceeding (the “Related Judgment”) shall be conclusive and binding upon it and may be enforced in any Specified Court or in any other courts to the jurisdiction of which the Republic is or may be subject (the “Other Courts”), by a suit upon such judgment.

(b) The Republic hereby irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to Related Proceedings brought in a Specified Court whether on the grounds of venue, residence or domicile or on the ground that the Related Proceedings have been brought in an inconvenient forum.

18. Consent to Service. Subject to Paragraph 20, the Republic hereby appoints Banco de la Nación Argentina, at its office located at 225 Park Avenue, New York, New York, 10169, and, if such person is not maintained by the Republic as its agent for such purpose, the Republic will appoint CT Corporation System, to act as its authorized agent (the “Authorized Agent”) upon whom process may be served in any Related Proceeding or any action or proceeding to enforce or execute any Related Judgment brought against it in any New York state or federal court sitting in the Borough of Manhattan, the City of New York. Such appointment shall be irrevocable until all amounts in respect of the principal of and any interest due and to become due on or in respect of all the Bonds have been provided to the Trustee pursuant to the terms hereof and the Trustee has given notice to the Holders in accordance with the terms hereof of the availability of such amounts for payment to the Holders, except that, if for any reason, such Authorized Agent ceases to be able to act as Authorized Agent or to have an address in the Borough of Manhattan, the City of New York, the Republic will appoint another person in the Borough of Manhattan, the City of New York, selected in its discretion, as such Authorized Agent. Prior to the date of issuance of any Bonds of this Series, the Republic shall obtain the consent of Banco de la Nación Argentina to its appointment as such Authorized Agent, a copy of which acceptance it shall provide to the Trustee. The Republic shall take any and all action, including the filing of any and all documents and instruments that may be necessary to continue such appointment or appointments in full force and effect as aforesaid. Service of process upon the Authorized Agent at the address indicated above, as such address may be changed within the Borough of Manhattan, the City of New York, by notice given by the Authorized Agent to each party hereto, shall be deemed, in every respect, effective service of process upon the Republic.

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Nothing in this Paragraph 18 shall affect the right of the Trustee or (in connection with legal action or proceedings by any Holder as permitted by the Indenture and this Bond) any Holder to serve legal process in any other manner permitted by law or affect the right of the Trustee or any such Holder to bring any action or proceeding against the Republic or its property in the courts of other jurisdictions.

The appointment and acceptance of jurisdiction set out in Paragraphs 15 and 16 above are intended to be effective upon execution of this Bond without further act by the Republic before any such court and introduction of a true copy of this Bond into evidence shall be conclusive and final evidence of such waiver.

19. Waiver of Immunity. (a) Subject to Paragraph 20, to the extent that the Republic or any of its revenues, assets or properties shall be entitled, in any jurisdiction in which any Specified Court is located, in which any Related Proceeding may at any time be brought against it or any of its revenues, assets or properties, or in any jurisdiction in which any Specified Court or Other Court is located in which any suit, action or proceeding may at any time be brought solely for the purpose of enforcing or executing any Related Judgment, to any immunity from suit, from the jurisdiction of any such court, from set-off, from attachment prior to judgment, from attachment in aid of execution of judgment, from execution of a judgment or from any other legal or judicial process or remedy, and to the extent that in any such jurisdiction there shall be attributed such an immunity, the Republic irrevocably waives such immunity to the fullest extent permitted by the laws of such jurisdiction, including the United States Foreign Sovereign Immunities Act of 1976 (the “Immunities Act”) (and consents to the giving of any relief or the issue of any process in connection with any Related Proceeding or Related Judgment as permitted by applicable law, including the Immunities Act), provided, however, that such waiver shall not extend to and the Republic shall be immune in respect of and in relation to any suit, action or proceeding or enforcement of any Related Judgment against (i) any assets, reserves and accounts of the Central Bank (Banco Central de la República Argentina), (ii) any property in the public domain located in the territory of the Republic, including property that falls within the purview of Sections 234 and 235 of the Civil and Commercial Code of the Republic, (iii) any property located in or outside the territory of the Republic that provides an essential public service, (iv) any property (whether in the form of cash, bank deposits, securities, third party obligations or any other methods of payment) of the Republic, its governmental agencies and other governmental entities relating to the performance of the budget, within the purview of Sections 165 through 170 of Law No. 11,672, Ley Complementaria Permanente de Presupuesto (t.o. 2014), (v) any property entitled to the privileges and immunities of the Vienna Convention on Diplomatic Relations of 1961 and the Vienna Convention on Consular Relations of 1963, including, but not limited to, property, premises and bank accounts used by the missions of the Republic, (vi) any property used by a diplomatic, governmental or consular mission of the Republic, (vii) taxes, duties, levies, assessments, royalties or any other governmental charges imposed by the Republic, including the right of the Republic to collect any such charges, (viii) any property of a military character or under the control of a military authority or defense agency of the Republic, (ix) property forming part of the cultural heritage of the Republic, or (x) property entitled to immunity under any applicable sovereign immunity laws.

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(b) This waiver of sovereign immunity constitutes only a limited and specific waiver for the purpose of the Bonds of this Series and the Indenture and under no circumstances shall it be interpreted as a general waiver of the Republic or a waiver with respect to proceedings unrelated to the Bonds of this Series or the Indenture. Insofar as this waiver relates to the jurisdiction in which an Other Court is located, the Republic extends it solely for the purpose of enabling the Trustee or a Holder of Bonds of this Series to enforce or execute a Related Judgment.

20. Limitation on Actions. The Republic reserves the right to plead sovereign immunity under the Immunities Act with respect to actions brought against it under the U.S. federal securities laws or any state securities laws and the appointment of an Authorized Agent does not extend to such actions, but without prejudice to the rights of the Trustee or the other specified persons to the indemnification and contribution as set forth in Section 5.6 of the Indenture.

21. Effect of Headings. The paragraph headings herein are for convenience only and shall not affect the construction hereof.

22. Modifications. (a) Any modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action provided by the Indenture or these Terms (each, a “Modification”) to the Indenture or the terms and conditions of the Debt Securities of one or more Series (including these Bonds) may be made, given, or taken pursuant to (i) a written action of the Holders of the Debt Securities of such affected Series without the need for a meeting, or (ii) by vote of the Holders of the Debt Securities of such affected Series taken at a meeting or meetings of Holders thereof, in each case in accordance with the terms of this Paragraph 22 and the other applicable provisions of the Debt Securities of the affected Series and the Indenture.

(b) Modifications to the Terms of these Bonds, or to the Indenture insofar as it affects these Bonds, may be made, and future compliance therewith may be waived, with the consent of the Republic and

(i) in the case of any Non-Reserved Matter (as defined below), (A) at any meeting of Holders of these Bonds duly called and held as specified in Paragraph 23 below, upon the affirmative vote, in person or by proxy thereunto duly authorized in writing, of the Holders of not less than 66 2⁄3% of the aggregate principal amount of these Bonds then Outstanding that are represented at such meeting, or (B) with the written consent of the Holders of not less than 66 2⁄3% of the aggregate principal amount of these Bonds then Outstanding, or

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(ii) in the case of any Reserved Matter (as defined below), (A) at any meeting of Holders of these Bonds duly called and held as specified in Paragraph 23 below, upon the affirmative vote, in person or by proxy thereunto duly authorized in writing, of the Holders of not less than 75% of the aggregate principal amount of these Bonds then Outstanding, or (B) with the written consent of the Holders of not less than 75% of the aggregate principal amount of these Bonds then Outstanding.

(c) (i) If the Republic proposes any Modification constituting a Reserved Matter to the Terms of these Bonds and to the terms and conditions of at least one other Series of Debt Securities, or to the Indenture insofar as it affects these Bonds and at least one other Series of Debt Securities, in either case as part of a single transaction, such Modification may be made, and future compliance therewith may be waived, with the consent of the Republic and

(A) (x) at any meetings of Holders of Debt Securities of the two or more Series that would be affected by the proposed Modification duly called and held as specified in Paragraph 23 below, upon the affirmative vote, in person or by proxy thereunto duly authorized in writing, of the Holders of not less than 85% of the aggregate principal amount of the Debt Securities then Outstanding of all such affected Series (taken in the aggregate), or (y) with the written consent of the Holders of not less than 85% of the aggregate principal amount of the Debt Securities then Outstanding of all such affected Series (taken in the aggregate), and

(B) (x) at any meeting of Holders of these Bonds duly called and held as specified in Paragraph 23 below, upon the affirmative vote, in person or by proxy thereunto duly authorized in writing, of the Holders of not less than 66 2⁄3% of the aggregate principal amount of these Bonds then Outstanding, or (y) with the written consent of the Holders of not less than 66 2⁄3% of the aggregate principal amount of these Bonds then Outstanding.

(ii) At the time the Republic proposes a Modification constituting a Reserved Matter, the Republic shall specify to Holders of each Series of Debt Securities to be affected the Modification Method(s) it has selected for such Modification constituting a Reserved Matter. As used herein, “Modification Methods” means Modifications pursuant to Paragraphs 22(b)(i), 22(b)(ii), 22(c)(i). The Republic shall have the discretion to select the Modification Method(s) for a proposed Modification constituting a Reserved Matter and to designate which Series of Debt Securities (including these Bonds) will be included in the aggregated voting for a proposed Modification constituting a Reserved Matter to the terms and conditions of the Debt Securities of two or more Series (the “Initially Designated Series”); provided, however that, except as set forth in the following sentence, once the Republic selects the Modification Method(s) and the Initially Designated Series, such selection may not be changed, modified or supplemented without providing written notice of such change, modification or supplement to holders of all Series of Debt Securities to be affected (specifying which Series, if any, have been excluded from the list of Initially Designated Series) and granting such Holders no less than five Business Days from the date of such notice to cast, revoke or change any vote or consent delivered in connection with such proposed Modification. Notwithstanding the foregoing, at any time prior to the effectiveness of the Modification constituting a Reserved Matter and without prior notice to holders of any Debt Securities of the Initially Designated Series (including the Holders of these Bonds), the Republic shall have discretion to re-designate which Series of Debt Securities will be included in the aggregated voting for a proposed Modification constituting a Reserved Matter to the terms and conditions of the Debt Securities of two or more Series if at the time of such re-designation the Republic has received the affirmative vote or consent of holders of more than 66 2⁄3% of the aggregate principal amount of the Outstanding Debt Securities of all the Initially Designated Series.

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(iii) If the Debt Securities of any Series that would be affected by any Modification proposed pursuant to this Paragraph 22(c) (including these Bonds) are denominated in a currency or currency unit other than U.S. dollars, the principal amount of such Debt Securities for purposes of voting shall be the amount of U.S. dollars that could have been obtained with the principal amount of such Debt Securities at or around 12:00 p.m. (noon) New York City time on the date on which any proposed modification is submitted to Holders using the price as shown on the FXC page displayed on the Bloomberg Pricing Monitor, or by any recognized quotation source if Bloomberg is not available or is manifestly erroneous. If at the time a vote is solicited pursuant to this Paragraph 22(c) separate Trustees have been appointed for these Bonds and any other Series of Debt Securities affected by that vote, the Trustee acting for the Series (or multiple Series, including for these Bonds) having the greatest aggregate principal amount of the Debt Securities then Outstanding affected by that vote will be responsible for administering the voting procedures contemplated by this Paragraph 22(c).

(d) The Republic and the Trustee may, without the vote or consent of any Holder of the Bonds, amend these Bonds or the Indenture for the purpose of (A) adding to the covenants of the Republic for the benefit of the Holders of the Bonds, (B) surrendering any right or power conferred upon the Republic, (C) securing the Bonds pursuant to the requirements of the Bonds or otherwise, (D) curing any ambiguity, or curing, correcting or supplementing any proven (to the satisfaction of the Trustee) error thereof, (E) making any change which is of a formal, minor or technical nature, or (F) amending the Bonds or the Indenture in any manner which the Republic and the Trustee may determine that shall not adversely affect the interests of any Holder of Bonds.

(e) Any instrument given by or on behalf of any Holder of a Bond in connection with any consent to or vote for any Modification to the Terms of these Bonds or the Indenture as of the effective time of such instrument will be irrevocable and will be conclusive and binding on all subsequent Holders of this Bond or any Bond issued directly or indirectly in exchange or substitution therefor or in lieu thereof. Any such Modification to the Terms of these Bonds or the Indenture will be conclusive and binding on all Holders of these Bonds, whether or not they have given such consent or cast such vote, and whether or not notation of such Modification is made upon the Bonds. Notice of any Modification to the Terms of these Bonds or the Indenture (other than for purposes of curing any ambiguity or of curing, correcting or supplementing any proven (to the satisfaction of the Trustee) error hereof or thereof) shall be given to each Holder of the Bonds, as provided in Paragraph 12 above.

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Bonds authenticated and delivered after the effectiveness of any such Modification may bear a notation in the form approved by the Trustee and the Republic as to any matter provided for in such Modification. New Bonds modified to conform, in the opinion of the Trustee and the Republic, to any such Modification may be prepared by the Republic, authenticated by the Trustee (or any authenticating agent appointed pursuant to the Indenture) and delivered in exchange for Outstanding Bonds.

It shall not be necessary for the vote or consent of the Holders of the Bonds to approve the particular form of any proposed Modification, but it shall be sufficient if such vote or consent shall approve the substance thereof.

(f) Before soliciting the consent or the vote of any Holder of Bonds for a Modification constituting a Reserved Matter, the Republic shall provide to the Trustee (solely for purposes of onward distribution to the Holders of the Bonds) the following information in electronic format:

v. a description of the Republic’s economic and financial circumstances which are, in the Republic’s opinion, relevant to the request for the proposed Modification, a description of the Republic’s existing debts and a description of any broad policy reform program and provisional macroeconomic outlook;

vi. if the Republic shall at the time have entered into an arrangement for financial assistance with multilateral and/or other major creditors or creditor groups and/or an agreement with any such creditors regarding debt relief, (x) a description of any such arrangement or agreement and (y) where permitted under the information disclosure policies of the multilateral or other creditors, as applicable, a copy of the arrangement or agreement;

vii. a description of the Republic’s proposed treatment of foreign debt instruments that are not affected by the proposed Modification and its intentions with respect to any other major creditor groups; and

viii. if the Republic is then seeking a Modification constituting a Reserved Matter affecting any other Series of Debt Securities, a description of that proposed Modification.

(g) For the purposes of these Bonds,

“Non-Reserved Matter” means any Modification other than a Modification constituting a Reserved Matter.

“Outstanding” means, in respect of the Bonds, the Bonds authenticated and delivered pursuant to these Terms and the Indenture except:

(i) Bonds theretofore canceled by the Trustee or delivered to the Trustee for cancellation or held by the Trustee for reissuance but not reissued by the Trustee; or

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(ii) Bonds that have been called for redemption in accordance with their terms or which have become due and payable at maturity or otherwise and with respect to which the Republic’s obligation to make payments of the principal thereof (and premium, if any) and any interest thereon shall have been satisfied in accordance with the Terms of these Bonds; or

(iii) Bonds in lieu of or in substitution for which other Bonds of a Series shall have been authenticated and delivered pursuant to these Terms and the Indenture;

provided, however, that in determining whether the Holders of the requisite principal amount of Bonds Outstanding have consented to or voted in favor of any Modification or other action or instruction hereunder or, in the case of a meeting called and held pursuant to Paragraph 23, whether sufficient Holders are present for quorum purposes, any Bonds owned or controlled, directly or indirectly, by the Republic or any Public Sector Instrumentality of the Republic shall be disregarded and deemed not to be Outstanding. As used in these Terms, “Public Sector Instrumentality” means Banco Central de la República Argentina, any department, ministry or agency of the government of the Republic or any corporation, trust, financial institution or other entity owned or controlled by the government of the Republic or any of the foregoing, and, with respect to any Public Sector Instrumentality, “control” means the power, directly or indirectly, through the ownership of voting securities or other ownership interest or otherwise, to direct the management of or elect or appoint a majority of the board of directors or other persons performing similar functions in lieu of, or in addition to, the board of directors of a corporation, trust, financial institution or other entity.

In determining whether the Trustee shall be protected in relying upon any such Modification or other action or instruction, only Bonds that the Trustee knows to be so owned or controlled shall be so disregarded; provided that prior to the solicitation of any consent or the taking of any vote in respect of any Modification or other action or instruction hereunder affecting the Bonds, the Republic shall deliver to the Trustee one or more Officer’s Certificates specifying any Bonds owned or controlled, directly or indirectly, by the Republic or any Public Sector Instrumentality of the Republic.

Bonds so owned or controlled that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Bonds and that the pledgee is not the Republic or a Public Sector Instrumentality.

“Reserved Matter” means any Modification that would:

(i) change the due date for the payment of the principal of (or premium, if any) or any installment of interest on the Bonds;

(ii) reduce the principal amount of the Bonds, the portion of such principal amount which is payable upon acceleration of the maturity of the Bonds, the interest rate thereon or the premium payable upon redemption thereof;

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(iii) change the place of payment, coin or currency in which payment with respect to interest, premium or principal in respect of the Bonds is payable;

(iv) shorten the period during which the Republic is not permitted to redeem the Bonds, or permit the Republic to redeem the Bonds if, prior to such action, the Republic is not permitted to do so;

(v) reduce the proportion of the principal amount of the Bonds the vote or consent of the Holders of which is necessary to modify, amend or supplement these Terms or the Indenture or to make, take or give any request, demand, authorization, direction, notice, consent, waiver or other action provided hereby or thereby to be made, taken or given, or change the definition of “Outstanding” with respect to the Bonds;

(vi) change the obligation of the Republic to pay Additional Amounts with respect to the Bonds;

(vii) change the governing law provision of the Bonds;

(viii) change the courts to the jurisdiction of which the Republic has submitted, the Republic’s obligation to appoint and maintain an Authorized Agent in the Borough of Manhattan, the City of New York, or the Republic’s waiver of immunity, in respect of actions or proceedings brought by any Holder based upon the Bonds, as set forth in these Terms;

(ix) in connection with an exchange offer for the Bonds, amend any Event of Default;

(x) change the status of the Bonds as set forth in Paragraph 5 of these Terms;

(xi) authorize the Trustee, on behalf of all Holders of the Bonds, to exchange or substitute all the Bonds for, or convert all the Bonds into, other obligations or securities of the Republic or any other Person;

(xii) change the identity of the obligor;

(xiii) amend Paragraph 22(c)(ii);

(xiv) increase the percentage of the aggregate principal amount of Bonds then Outstanding required to be held by Holders to declare the Bonds immediately due and payable, or reduce the percentage of the aggregate principal amount of the Bonds then Outstanding required to be held by Holders to waive any existing defaults or rescind or annul any notice of acceleration, in each case, as set forth in Section 4.2 of the Indenture and Paragraph 6(b); or

(xv) amend the rights upon future offers provision included in Paragraph 8.

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23. Holders’ Meetings. (a) The Republic may at any time ask for written consents from or call a meeting of Holders of the Bonds at any time and from time to time to make, give or take any Modification (as defined in Paragraph 22(a) above) to these Terms as hereinafter provided. Any such meeting shall be held at such time and at such place as the Republic shall determine and as shall be specified in a notice of such a meeting that shall be furnished to the Holders of the Bonds at least 30 days and not more than 60 days prior to the date fixed for the meeting. In addition, the Trustee may at any time and from time to time call a meeting of Holders of the Bonds for any such purpose, to be held at such time and at such place as the Trustee shall determine and as shall be specified in a notice of such meeting that shall be furnished to the Holders of the Bonds at least 30 days and no more than 60 days prior to the date fixed for the meeting. If, upon the occurrence of an Event of Default under Paragraph 6(a) the Holders of at least 10% in aggregate principal amount of the Bonds at that time Outstanding shall have requested the Trustee to call a meeting of the Holders of the Bonds for any such purpose, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, the Trustee shall call such meeting, to be held at such time and at such place as the Trustee shall determine, for such purposes by giving notice thereof. Such notice shall be given at least 30 days and not more than 60 days prior to the meeting. Notice of every meeting of Holders of the Bonds shall set forth in general terms the action proposed to be taken at such meeting.

To be entitled to vote at any meeting of Holders of the Bonds, a person shall be a Holder of Outstanding Bonds or a person duly appointed by an instrument in writing as Proxy for such a Holder. At any meeting of Holders, other than a meeting to discuss a Reserved Matter (as defined in Paragraph 22(g)), the persons entitled to vote a majority in aggregate principal amount of the Outstanding Bonds shall constitute a quorum, and at the reconvening of any such meeting adjourned for a lack of a quorum, the persons entitled to vote 25% in aggregate principal amount of the Outstanding Bonds shall constitute a quorum for the taking of any action set forth in the notice of the original meeting. At any meeting of Holders held to discuss a Reserved Matter, the persons entitled to vote 75% in aggregate principal amount of the Outstanding Bonds shall constitute a quorum. The Trustee may make such reasonable and customary regulations, as it shall deem advisable for any meeting of Holders of Bonds with respect to the proof of the holding of the Bonds and of the appointment of proxies in respect of Holders of registered Bonds, the record date for determining the registered owners of registered Bonds who are entitled to vote at such meeting (which date shall be set forth in the notice calling such meeting hereinabove referred to and which shall be not less than 15 nor more than 60 days prior to such meeting), the adjournment and chairmanship of such meeting, the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate.

***

Schedule B

Non-Performing Securities: None

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ANNEX B-3

A-27

THE REPUBLIC OF ARGENTINA

REGISTERED GLOBAL BONDS

representing

U.S. Dollar Amortizing Step-Up Bonds due 2041

Original Principal Amount U.S.$[500,000,000]

No. 1

CUSIP: 040114 HV5

ISIN: US040114HV54

Common Code: 216449185

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AS DEFINED IN THE INDENTURE) TO THE REPUBLIC OF ARGENTINA OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IN EXCHANGE FOR THIS CERTIFICATE OR ANY PORTION HEREOF IS REGISTERED IN THE NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREON IS MADE TO SUCH ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE DEPOSITARY, HAS AN INTEREST HEREIN.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE CERTIFICATED SECURITIES REPRESENTED HEREBY, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

The Republic of Argentina (the “Republic”), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum set forth in the Schedule of Principal Increases and Decreases annexed hereto as Schedule A, in 28 semi-annual installments on January 9 and July 9 of each year commencing on January 9, 2028 and the last installment on July 9, 2041 (each such date, a “Principal Payment Date”). The amount of each such principal payment shall equal the principal amount of this Bond outstanding as of any such Principal Payment Date, divided by the number of principal installments from and including such Principal Payment Date to and including July 9, 2041. To the extent necessary, principal payments may be rounded down to the nearest whole number, with any difference being paid at maturity.

The Republic further unconditionally promises to pay interest semi-annually in arrears on January 9 and July 9 of each year (each, an “Interest Payment Date” and together with a Principal Payment Date, a “Payment Date”), commencing July 9, 2021 on any outstanding portion of the unpaid principal amount hereof at the following rates per annum:

From and including	To but excluding	Rate
September 4, 2020	July 9, 2021	0.125%
July 9, 2021	July 9, 2022	2.500%
July 9, 2022	July 9, 2029	3.500%
July 9, 2029	July 9, 2041	4.875%

Interest shall accrue from and including the most recent date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for, from September 4, 2020 until payment of said principal sum has been made or duly provided for. Principal and interest shall be payable to Holders of record as of January 8 and July 8 of each year (each, a “Record Date”). This is a Global Bond (as that term is defined in the Indenture referred to below) deposited with the Depositary, and registered in the name of the Depositary or its nominee or common custodian, and accordingly, the Depositary or its nominee or common custodian, as Holder of record of this Global Bond, shall be entitled to receive payments of principal and interest, other than principal and interest due at the maturity date, by wire transfer of immediately available funds. Such payment shall be made exclusively in such coin or currency of the United States as at the time of payment shall be legal tender for payment of public and private debts. The Republic, the Trustee, any registrar and any trustee paying agent shall be entitled to treat the Depositary or its nominee as the sole Holder of this Global Bond.

The statements in the legend relating to the Depositary set forth above are an integral part of the terms of this Global Bond and by acceptance hereof each Holder of this Global Bond agrees to be subject to and bound by the terms and provisions set forth in such legend, if any.

This Global Bond is issued in respect of an issue of U.S.$ [______] principal amount of U.S. Dollar Amortizing Step-Up Bonds due 2041 of the Republic (the “Bonds”) and is governed by (i) the Indenture dated as of June 2, 2005, as amended from time to time (the “Indenture”) between the Republic and The Bank of New York Mellon (formerly known as The Bank of New York), as trustee (the “Trustee”), the terms of which Indenture are incorporated herein by reference, and (ii) by the terms and conditions of the Bonds set forth on the reverse of this Global Bond (the “Terms”), as supplemented or amended by the Authorization (as defined in the Indenture) of the Republic for this Global Bond, the terms of which are incorporated herein by reference. This Global Bond shall in all respects be entitled to the same benefits as other Debt Securities (as defined in the Indenture) of the same Series issued under the Indenture and the Terms.

Unless and until it is exchanged in whole or in part for the Certificated Securities represented hereby, this Global Bond may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or nominee of such successor Depositary.

Upon any exchange of all or a portion of this Global Bond for Certificated Securities in accordance with the Indenture, or any increase or decrease in the principal amount of this Global Bond, such increase or decrease shall be endorsed on Schedule A to reflect the change of the principal amount evidenced hereby.

Unless the certificate of authentication hereon has been manually executed by the Trustee, this Global Bond shall not be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Republic has caused this instrument to be duly executed.

Dated:

THE REPUBLIC OF ARGENTINA

By:
Name: Martín Maximiliano Guzmán
Title: Minister of Economy of the Republic of Argentina

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Debt Securities issued under the within-mentioned Indenture.

Dated:

THE BANK OF NEW YORK MELLON,
not in its individual capacity but solely as Trustee

By:
Name:
Title:

Schedule A

The initial principal amount of this Bond is U.S.$[500,000,000]. The following increases or decreases in this Bond have been made:

Date of Increase or Decrease	Increase of Principal Amount of this Global Bond	Decrease of Principal Amount of this Global Bond	Remaining Principal Amount of this Global Bond	Notation Made By

TERMS AND CONDITIONS OF THE BONDS

1. General. (a) This Bond is one of a duly authorized series of debt securities (each, a “Series”) of The Republic of Argentina (the “Republic”), designated as U.S. Dollar Amortizing Step-up Bonds due 2041 (each Bond of this Series a “Bond”, and collectively, the “Securities”), and issued or to be issued in one or more Series (such Series collectively, the “Debt Securities”) pursuant to a Trust Indenture dated as of June 2, 2005, between the Republic and The Bank of New York Mellon (formerly known as The Bank of New York), as Trustee (the “Trustee”), as amended from time to time (the “Indenture”). The Holders (as defined below) of the Securities will be entitled to the benefits of, be bound by, and be deemed to have notice of, all of the provisions of the Indenture. A copy of the Indenture is on file and may be inspected at the Corporate Trust Office of the Trustee in the City of New York. Subject to Paragraph 13, the Republic hereby certifies and warrants that all acts, conditions and things required to be done and performed and to have happened precedent to the creation, execution and, as applicable, issuance of the Indenture and the Securities and to constitute the same legal, valid and binding obligations of the Republic enforceable in accordance with their terms, have been done and performed and have happened in due and strict compliance with all applicable laws. All capitalized terms used in this Bond but not defined herein shall have the meanings assigned to them in the Indenture. Insofar as the provisions of the Indenture may conflict with the provisions set forth in this Bond, the latter shall control for purposes of this Bond.

(b) The Bonds are issuable only in fully registered form without coupons. Bonds may be issued in certificated form (the “Certificated Securities”), or may be represented by one or more registered global securities (each, a “Global Bond”) held by or on behalf of the Person or Persons that are designated, pursuant to the Indenture, by the Republic to act as depositary for such Global Bonds (the “Depositary”). Certificated Securities will be available only in the limited circumstances set forth in the Indenture. The Bonds, and transfers thereof, shall be registered as provided in Section 2.6 of the Indenture. Any person in whose name a Bond shall be registered (each, a “Holder”) may (to the fullest extent permitted by applicable law) be treated at all times, by all persons and for all purposes as the absolute owner of such Bond regardless of any notice of ownership, theft, loss or any writing thereon.

(c) The Bonds are issuable in authorized denominations of U.S.$ 1.00 and integral multiples of U.S.$ 1.00 in excess thereof.

(d) As used herein, the following terms have the meanings set forth below:

“Business Day” shall mean any day except a Saturday, Sunday or any other day on which commercial banks in New York City or in The City of Buenos Aires (or in the city where the relevant paying or transfer agent is located) are authorized or obligated by law, regulation or executive order to close.

2. Payments and Trustee Paying Agents. (a) Principal of and interest on the Bonds will be payable in U.S. dollars. Principal of and interest on the Bonds payable on the Maturity Date will be payable in U.S. dollars in immediately available funds to the person in whose name such Bond is registered on the Maturity Date, upon presentation and surrender of the Bond at the Corporate Trust Office of the Trustee in the City of New York or, subject to applicable laws and regulations, at the office of any paying agent that shall be appointed by the Trustee, at the expense of the Republic (each, a “trustee paying agent”). Principal of and interest on each Bond (other than principal and interest payable on the Maturity Date) will be payable to the person in whose name such Bond is registered at the close of business on the Record Date for the relevant Payment Date. The Republic will make payments of principal of and interest on the Bonds by providing the Trustee or trustee paying agent the amount of such payment, in U.S. dollars in immediately available funds, not later than 1:00 P.M. local time on the Business Day prior to the Payment Date, and directing the Trustee to hold these funds in trust for the Trustee and the beneficial owners of the Bonds in accordance with their respective interests and to make a wire transfer of such amount in U.S. dollars to Cede & Co. (or registered assigns) as the registered owner of the Bonds, which will receive the funds in trust for distribution to the beneficial owners of the Bonds; provided that the Republic may, subject to applicable laws and regulations, make payments of principal of and interest on the Bonds by mailing, or directing the Trustee to mail, from funds made available by the Republic for such purpose, a check to the person entitled thereto, on or before the due date for the payment at the address that appears on the security register maintained by the Registrar on the applicable record date. Notwithstanding anything herein to the contrary, the Republic’s obligation to make payments of principal of and interest on the Bonds shall not have been satisfied until such payments are received by the Holders of the Bonds.

None of the Republic, the Trustee or any trustee paying agent will have any responsibility or liability for any aspect of the records relating to, or payments made on account of, beneficial ownership interests in the Bonds or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

(b) Any payment of principal or interest required to be made on a Payment Date that is not a Business Day need not be made on such day, but may be made on the next succeeding Business Day with the same force and effect as if made on such Payment Date, and no interest will accrue with respect to such payment for the period from and after such Payment Date.

(c) Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.

(d) The Republic has initially appointed The Bank of New York Mellon as principal paying agent, transfer agent and registrar. At the expense of the Republic, the Trustee may at any time appoint additional or other trustee paying agents, transfer agents and registrars and terminate the appointment of those or any paying agents, transfer agents and registrar; provided that while the Bonds are Outstanding the Republic will maintain in The City of New York (i) a paying agent, (ii) an office or agency where the Bonds may be presented for exchange, transfer and registration of transfer as provided in the Indenture and (iii) a registrar. If the Bonds are listed in the Euro MTF Market of the Luxembourg Stock Exchange and the rules of such Exchange so require, as notified by the Issuer to the Trustee, the Trustee will maintain a paying agent in Luxembourg. The Republic or the Trustee, as the case may be, will give prompt notice to all Holders of the Bonds of any future appointment or any resignation or removal of any trustee paying agent, transfer agent or registrar or of any change by any trustee paying agent, transfer agent or registrar in any of its specified offices. Subject to the foregoing, the Republic shall have the right at any time to instruct the Trustee to terminate any such appointment and to appoint any other paying agents or transfer agents in such other places as it may deem appropriate for the purpose of making payments for the exclusive benefit of Holders. Notwithstanding the foregoing, the trustee paying agent and any trustee paying agent appointed hereunder shall be agents solely of the Trustee, and the Republic shall have no authority over or any direct relationship with the trustee paying agent or any such trustee paying agent.

(e) All money paid to the Trustee pursuant to these Terms shall be held by it in trust exclusively for itself and the Holders of the Bonds in accordance with their respective interests to be applied by the Trustee to payments due on the Bonds or to the Trustee at the time and in the manner provided for in these Terms and in the Indenture, and the Holders of the Bonds may, subject to the next sentence, look only to the Trustee for any payment to which the Holders may be entitled. Any monies deposited with the Trustee for the payment of the principal of or interest (including Additional Amounts) on any Bond remaining unclaimed for ten years (in the case of principal) or five years (in the case of interest) or, in either case, any shorter prescription period provided by law after such principal or interest shall have become due and payable shall be repaid to the Republic upon written request without interest, and the Holder of any such Bond may thereafter look only to the Republic for any payment to which such Holder may be entitled.

3. Additional Amounts. All payments of principal, premium, if any, and interest in respect of this Bond by the Republic shall be made free and clear of, and without withholding or deduction for or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or within the Republic or any authority therein or thereof having power to tax (together “Taxes”), unless such withholding or deduction is required by law. In such event, the Republic shall pay to the registered Holders of this Bond such additional amounts (“Additional Amounts”) as will result in receipt by such Holders of such amounts of principal, premium and interest as would have been received by them had no such withholding or deduction been required; except that no such Additional Amounts shall be payable with respect to any Bond (i) to a Holder or a beneficial owner of a Bond where such Holder or beneficial owner or Responsible Person is liable for such Taxes in respect of this Bond by reason of his having some connection with the Republic other than the mere holding of such Bond or the receipt of principal, premium or interest in respect thereof or the enforcement of rights with respect to the Bond; (ii) to a Holder or beneficial owner of a Bond, that failed to comply with any certification, identification or other reporting requirement concerning the nationality, residence, identity or connection with the Republic of such Holder or beneficial owner or other Responsible Person, if compliance with the requirement is a precondition to exemption from all or any portion of such withholding or deduction; provided that (A) the Republic or the Republic’s agent has notified the Holders of such certification, identification or other reporting requirement at least 15 days before the applicable payment date and (B) in no event shall such Holder’s or beneficial owner’s or other Responsible Person’s obligation to satisfy such a requirement require such Holder or beneficial owner or other Responsible Person to provide any materially more onerous information, documents or other evidence than would be required to be provided had such Holder or beneficial owner or other Responsible Person been required to file Internal Revenue Service Forms W-8BEN, W-8BEN-E, W-8ECI, W-8EXP and/or W-8IMY; or (iii) presented for payment more than 30 days after the Relevant Date, as defined herein, except to the extent that the Holder thereof would have been entitled to Additional Amounts on presenting the same for payment on the last day of such period of 30 days.

“Relevant Date” in respect of any Bond means the date on which payment in respect thereof becomes due or (if the full amount of the money payable on such date has not been received by the Trustee on or prior to such due date) the date on which notice is duly given to the Holders by the Republic that such moneys have been so received and are available for payment. Any reference herein to “principal” and/or “interest” shall be deemed to include any Additional Amounts which may be payable on this Bond.

“Responsible Person” means an individual, corporation, partnership, limited liability company, limited liability partnership, association, trust or any other entity or organization (including a government or political subdivision or an agency or instrumentality thereof), other than a Holder or beneficial owner, which, as a result of applicable Argentine tax regulations in force from time to time, qualifies as statutorily responsible for the payment of any Argentine Taxes.

The Republic will pay any present or future stamp, court or documentary taxes or any excise or property taxes, charges or similar levies which arise in the Republic or any political subdivision thereof or taxing authority thereof or therein in respect of the creation, issue, execution, initial delivery or registration of the Bond or any other document or instrument referred to therein. The Republic will also indemnify the Holders from and against any stamp, court or documentary taxes or any excise or property taxes, charges or similar levies resulting from, or required to be paid by any of them which arise in the Republic or any political subdivision thereof or taxing authority thereof or therein in connection with, the enforcement of the obligations of the Republic under the Bond or any other document or instrument referred to therein following the occurrence of any Event of Default (as defined below).

4. Redemption. The Bonds will be redeemable at the option of the Republic prior to the maturity date. The Republic will have the right at its option, upon giving not less than 30 days’ nor more than 60 days’ notice to the Holders, to redeem the Bonds, in whole or in part, at any time or from time to time prior to the maturity date, at a redemption price equal to the principal amount thereof, plus interest accrued but not paid on the principal amount of the Bonds to be redeemed to the date of redemption specified in such notice.

5. Status and Negative Pledge Covenant. (a) The Bonds will constitute the direct, unconditional, unsecured and unsubordinated obligations of the Republic. Each Series will rank pari passu with each other Series, without any preference one over the other by reason of priority of date of issue or currency of payment or otherwise, and at least equally with all other present and future unsecured and unsubordinated External Indebtedness (as defined herein) of the Republic.

(b) So long as any Bond remains Outstanding, save for the exceptions set forth below, the Republic will not create or permit to subsist any lien, pledge, mortgage, security interest, deed of trust, charge or other encumbrance or preferential arrangement which has the practical effect of constituting a security interest (“Lien”) upon the whole or any part of its assets or revenues to secure any Public External Indebtedness of the Republic unless, at the same time or prior thereto, the Republic’s obligations under the Bonds either (i) are secured equally and ratably therewith, or (ii) have the benefit of such other security, guarantee, indemnity or other arrangement as shall be approved by the Holders of the Bonds (as provided in Articles Ten and Eleven of the Indenture).

(c) Notwithstanding the foregoing, the Republic may permit to subsist:

i. any Lien upon property to secure Public External Indebtedness of the Republic incurred to finance the acquisition of such property by the Republic; any renewal or extension of any such Lien so long as it is limited to the original property covered thereby and it secures any renewal or extension of the original secured financing;

ii. any Lien on property arising by operation of law (or pursuant to any agreement establishing a Lien equivalent to one which would otherwise exist under relevant local law) in connection with Public External Indebtedness, including without limitation any right of set-off with respect to demand or time deposits with financial institutions and bankers’ liens with respect to property held by financial institutions (in each case deposited with or delivered to such financial institutions in the ordinary course of the depositor’s activities);

iii. any Lien existing on such property at the time of its acquisition to secure Public External Indebtedness of the Republic and any renewal or extension of any such Lien which is limited to the original property covered thereby and which secures any renewal or extension of the original secured financing;

iv. any Lien created in connection with the transactions contemplated by The Republic of Argentina 1992 Financing Plan dated June 23, 1992 sent to the international banking community with the communication dated June 23, 1992 from the Minister of Economy and Public Works and Services of Argentina (the “1992 Financing Plan”) and the implementing documentation therefore, including any Lien to secure obligations under the collateralized securities issued thereunder (the “1992 Par and Discount Bonds”) and any Lien securing indebtedness outstanding as of September 4, 2020 to the extent required to be equally and ratably secured with the 1992 Par and Discount Bonds;

v. any Lien in existence as of September 4, 2020;

vi. any Lien securing Public External Indebtedness of the Republic issued upon surrender or cancellation of any of the 1992 Par and Discount Bonds or the principal amount of any indebtedness outstanding as of June 23, 1992, in each case, to the extent such Lien is created to secure such Public External Indebtedness on a basis comparable to the 1992 Par and Discount Bonds;

vii. any Lien on any of the 1992 Par and Discount Bonds; and

viii. any Lien securing Public External Indebtedness incurred for the purpose of financing all or part of the costs of the acquisition, construction or development of a project; provided that (a) the holders of such Public External Indebtedness expressly agree to limit their recourse to the assets and revenues of such project as the principal source of repayment of such Public External Indebtedness and (b) the property over which such Lien is granted consists solely of such assets and revenues.

(d) The Republic shall publish on an annual basis and no later than November 30 of the relevant year (either by posting to a publicly available website maintained by the Republic or by filing a Form 18-K (or any successor form) with the United States Securities and Exchange Commission), the Republic Aggregate Debt Information.

(e) For purposes of these Terms:

“Public External Indebtedness” means any External Indebtedness of, or guaranteed by, the Republic which (i) is publicly offered or privately placed in securities markets, (ii) is in the form of, or represented by, bonds, notes or other securities or any guarantees thereof and (iii) is, or was intended at the time of issue to be, quoted, listed or traded on any stock exchange, automated trading system or over-the-counter securities market (including securities eligible for sale pursuant to Rule 144A under the U.S. Securities Act of 1933, as amended (the “Securities Act”) (or any successor law or regulation of similar effect)).

“External Indebtedness” means obligations for borrowed money or evidenced by securities, debentures, notes or other similar instruments payable by their terms, or which at the option of the holder thereof may be payable, in a currency other than the lawful currency of the Republic; provided that (i) no Domestic Foreign Currency Indebtedness, as defined below, and (ii) no other indebtedness governed by the laws of the Republic and originally settled in Argentina shall constitute External Indebtedness.

“Domestic Foreign Currency Indebtedness” means (i) the following indebtedness to the extent not redenominated into pesos pursuant to Argentine law and thereby converted into domestic indebtedness, in each case as amended from time to time: (a) Bonos del Tesoro issued under Decree No. 1527/91 and Decree No. 1730/91, (b) Bonos de Consolidación issued under Law No. 23,982 and Decree No. 2140/91, (c) Bonos de Consolidación de Deudas Previsionales issued under Law No. 23,982 and Decree No. 2140/91, (d) Bonos de la Tesorería a 10 Años de Plazo issued under Decree No. 211/92 and Decree No. 526/92, (e) Bonos de la Tesorería a 5 Años de Plazo issued under Decree No. 211/92 and Decree No. 526/92, (f) Ferrobonos issued under Decree No. 52/92 and Decree No. 526/92, (g) Bonos de Consolidación de Regalías Hidrocarburíferas a 16 Años de Plazo issued under Decree No. 2284/92 and Decree No. 54/93, (h) Letras de Tesorería en Dólares Estadounidenses issued under the Republic’s annual budget laws, including those Letras de Tesorería issued under Law No. 24,156 and Decree No. 340/96, (i) Bonos de Consolidación issued under Law No. 24,411 and Decree No. 726/97, (j) Bonos Externos de la República Argentina issued under Law No. 19,686 enacted on June 15, 1972, (k) Bonos del Tesoro a Mediano Plazo en Dólares Estadounidenses issued under Law No. 24,156 and Decree No. 340/96, (l) Bonos del Gobierno Nacional en Dólares Estadounidenses issued under Decree No. 905/2002, Decree No. 1836/2002 and Decree No. 739/2003, (m) Bonos del Gobierno Nacional en Dólares Estadounidenses issued under Resolution of the Secretary of Treasury and Finance No. 240/2005 and 85/2005, (n) Bonos de la Nación Argentina en Dólares Estadounidenses issued under Resolution of the Secretary of Treasury and Finance No. 88/2006 and 18/2006, (o) Bonos de la Nación Argentina en Dólares Estadounidenses issued under Resolution of the Secretary of Treasury and Finance No. 230/2006 and 64/2006, (p) Bonos de la Nación Argentina en Dólares Estadounidenses issued under Resolution of the Secretary of Treasury and Finance No. 100/2007 and 24/2007, (q) Bonos de la Nación Argentina en Dólares Estadounidenses issued under Resolution of the Secretary of Treasury and Finance No. 424/2011 and 132/2011 and (r) any other indebtedness issued on or prior to April 22, 2016 governed by the laws of the Republic; (ii) any indebtedness issued on or prior to April 22, 2016 in exchange, or as replacement, for the indebtedness referred to in (i) above, in each case as amended from time to time; and (iii) any other indebtedness having the same terms and conditions as any of the indebtedness referred to in (i) and (ii) above in all respects except for issue date, issue price and the first interest payment thereon.

“Performing Public External Indebtedness” means Public External Indebtedness issued on or after September 4, 2020.

“Republic Aggregate Debt Information” shall mean the following data as of the close of the preceding fiscal year of the Republic: (a) total internal funded debt of the Republic; (b) total external funded debt of the Republic; (c) the title, date of issue, date of maturity, interest rate, and amount outstanding, together with the currency or currencies in which payable, of each issue of external funded debt of the Republic; (d) as to each issue of securities of the Republic which is registered with the SEC, the total amount held by or for the account of the Republic, if any; (e) the estimated total internal floating indebtedness of the Republic; and (f) the estimated total external floating indebtedness of the Republic.

6. Default; Acceleration of Maturity. (a) Each of the following events will constitute an “Event of Default” under the Bonds:

i. Non-Payment: the Republic fails to pay any principal of any of the Bonds when due and payable and such failure continues for 30 days or fails to pay any interest on any of the Bonds when due and payable and such failure continues for a period of 30 days; or

ii. Breach of Other Obligations: the Republic does not perform or comply with any one or more of its other obligations in the Bonds or in the Indenture insofar as it relates to the Bonds, which default is incapable of remedy or is not remedied within 90 days after written notice of request to remedy such default shall have been given to the Republic by the Trustee; or

iii. Cross Default: any event or condition shall occur which results in the acceleration of the maturity (other than by optional or mandatory prepayment or redemption) of any Performing Public External Indebtedness of the Republic having an aggregate principal amount of U.S.$30,000,000 (or its equivalent in other currencies) or more, or any default in the payment of principal of, or premium or prepayment charge (if any) or interest on, any such Performing Public External Indebtedness having an aggregate principal amount of U.S.$30,000,000 (or its equivalent in other currencies) or more, shall occur when and as the same shall become due and payable, if such default shall continue for more than the period of grace, if any, originally applicable thereto; or

iv. Moratorium: a moratorium on the payment of principal of, or interest on, the Performing Public External Indebtedness of the Republic shall be declared by the Republic; and

v. Validity: the validity of the Bonds shall be contested by the Republic.

(b) Upon the occurrence and during the continuance of an Event of Default, the Holders of at least 25% in aggregate principal amount of the Bonds then Outstanding may by written notice given to the Republic (with a copy to the Trustee) declare the Bonds to be immediately due and payable; and upon such declaration, the principal amount of the Bonds and the accrued interest on the Bonds will become immediately due and payable upon the date that such written notice is received at the office of the Trustee, unless prior to such date all Events of Default in respect of the Bonds have been cured. Notwithstanding the foregoing, in the case of an Event of Default specified in clauses (ii) or (v) of Paragraph 6(a), the principal amount of and the accrued interest on the Bonds may only be declared immediately due and payable if such event is materially prejudicial to the interests of the Holders of the Bonds. The right to give such acceleration notice will terminate if the event giving rise to such right has been cured before such right is exercised. Holders holding in the aggregate at least 50% in principal amount of the then Outstanding Bonds may waive any existing defaults, and rescind or annul any notice of acceleration, on behalf of all Holders of Bonds, if (A) following the declaration of the Bonds due and payable immediately, the Republic has deposited with the Trustee an amount sufficient to pay all overdue installments of principal, interest and Additional Amounts in respect of the Bonds (with interest on overdue amounts of interest, to the extent permitted by law, and on such principal of each of the Bonds at the rate of interest applicable thereto, to the date of such payment or interest) as well as the reasonable fees and compensation of the Trustee; and (B) all other Events of Default have been remedied. In the event of a declaration of acceleration because of an Event of Default set forth in clause (iii) of Paragraph 6(a), such declaration of acceleration shall be automatically rescinded and annulled if the event triggering such Event of Default pursuant to such clause (iii) shall be remedied, cured or waived by the Holders of the relevant indebtedness, within 60 days after such event.

(c) Upon the occurrence of an Event of Default under Paragraph 6(a), the Republic shall give written notice promptly after becoming aware thereof to the Trustee. Within 15 days after becoming aware of the occurrence of an event which with the giving of notice or lapse of time or both would, unless remedied, cured or waived, become an Event of Default under Paragraph 6(a), the Republic shall give written notice thereof to the Trustee.

7. Purchase of the Bonds by the Republic. The Republic may at any time purchase or acquire any of the Bonds in any manner and at any price in the open market, in privately negotiated transactions or otherwise. Bonds that are purchased or acquired by the Republic may, at the Republic’s discretion, be held, resold or surrendered to the Trustee for cancellation, but any Bond so purchased by the Republic may not be re-issued or resold except in compliance with the Securities Act and other applicable law.

8. Rights upon Future Offers. If at any time on or prior to September 4, 2025, the Republic voluntarily makes an offer to purchase or exchange (a “Future Exchange Offer”), or solicits consents to amend (a “Future Amendment Process”), any outstanding Non-Performing Securities, each Holder of the Bonds shall have the right for a period of 30 calendar days following the announcement of any such Future Exchange Offer or Future Amendment Process, to exchange the outstanding principal amount of any of such Holder’s Bonds for (as applicable):

(i) the consideration in cash or in kind received by holders of Non-Performing Securities in connection with any such Future Exchange Offer, or

(ii) securities having terms substantially the same as those resulting from any such Future Amendment Process, in each case in accordance with the terms and conditions of such Future Exchange Offer or Future Amendment Process; provided that the Republic in its discretion may adjust the exchange ratio applicable to the Bonds to deduct (i) any interest paid under the Bonds through the settlement date of such Future Exchange Offer or Future Amendment Process, as applicable, following September 4, 2020 and (ii) the then applicable USD Market Price of U.S.$1.60417 of the Republic’s U.S. dollar 1.000% Bonds due 2029 (the “New USD 2029 Bonds”) for each U.S.$100 principal amount of Bonds to be exchanged. The Republic shall have no obligation to make the offer described if the purchase, exchange or amendment is made in satisfaction of a final, non-appealable court order or arbitral award.

The Republic covenants and agrees to take all steps necessary, including making any required filings with regulatory authorities in the United States, in order to enable Holders to participate in any Future Exchange Offer or Future Amendment Process as provided in this Paragraph 8.

“USD Market Price” shall mean the average price, determined by the Republic, of the New USD 2029 Bonds during the 10 business days preceding the announcement of a Future Exchange Offer or Future Amendment Process, expressed as a price per U.S.$100 as displayed on the Bloomberg Page “HP” (or any successor thereto) utilizing “Bid Px” under the “Market” field and “BVAL” under the “Source” field, or in the event such price is not so reported for any such business day for any reason, the market price of such New USD 2029 Bonds, as determined by the Republic in good faith and a commercially reasonable manner.

“Non-Performing Securities” means the securities issued by the Republic which are listed in Schedule B hereto.

9. Replacement, Exchange and Transfer of Bonds. (a) If any Bond becomes mutilated or is defaced, destroyed, lost or stolen, the Trustee shall authenticate and deliver a new Bond, on such terms as the Republic and the Trustee may require, in exchange and substitution for the mutilated or defaced Bond or in lieu of and in substitution for the destroyed, lost or stolen Bond. In every case of mutilation, defacement, destruction, loss or theft, the applicant for a substitute Bond must furnish to the Republic and the Trustee such indemnity as the Republic and the Trustee may require and evidence to their satisfaction of the destruction, loss or theft of such Bond and of the ownership thereof. In every case of mutilation or defacement of a Bond, the Holder must surrender to the Trustee the Bond so mutilated or defaced. In addition, prior to the issuance of any substitute Bond, the Republic may require the payment of a sum sufficient to cover any stamp or other tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. If any Bond that has matured or is scheduled to mature within 15 days becomes mutilated or defaced or is apparently destroyed, lost or stolen, the Republic may pay or authorize payment of such Bond without issuing a substitute Bond.

(b) Upon the terms and subject to the conditions set forth in the Indenture, a Bond or Bonds may be exchanged for a Bond or Bonds of equal aggregate principal amount in such same or different authorized denominations as may be requested by the Holder, by surrender of such Bond or Bonds at the office of the Registrar, or at the office of any transfer agent, together with a written request for the exchange. Any registration of transfer or exchange shall be effected upon the Republic being satisfied with the documents of title and identity of the person making the request and subject to such reasonable regulations as the Republic may from time to time agree with the Trustee.

(c) Upon the terms and subject to the conditions set forth in the Indenture, a Bond may be transferred in whole or in part by the Holder or Holders surrendering the Bond for registration of transfer at the Corporate Trust Office of the Trustee in the City of New York or at the office of any transfer agent, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Republic and the Registrar or any such transfer agent, as the case may be, duly executed by the Holder or Holders thereof or its attorney-in-fact or attorneys-in-fact duly authorized in writing.

(d) No service charge will be imposed upon the Holder of a Bond in connection with exchanges for Bonds of a different denomination or for registration of transfers thereof, but the Republic and the Trustee may charge the party requesting any registration of transfer, exchange or registration of Bonds a sum sufficient to reimburse it for any stamp or other tax or other governmental charge required to be paid in connection with such transfer, exchange or registration.

10. Trustee. For a description of the duties and the immunities and rights of the Trustee under the Indenture, reference is made to the Indenture, and the obligations of the Trustee to the Holder hereof are subject to such immunities and rights.

11. Enforcement. Except as provided in Section 4.9 of the Indenture with respect to the right of any Holder of a Bond to enforce the payment of the principal of and interest on its Bond on the stated maturity date for such payment expressed in such Bond (as the Bonds may be amended or modified pursuant to Paragraph 22), no Holder of a Bond shall have any right by virtue of or by availing itself of any provision of the Indenture or the Bonds to institute any suit, action or proceeding in equity or at law upon or under or with respect to the Indenture or the Bonds, or for any other remedy hereunder or under the Indenture, unless:

(k) such Holder previously shall have given to the Trustee written notice of default and of the continuance thereof with respect to the Bonds;

(l) the Holders of not less than 25% in aggregate principal amount of the Outstanding Bonds shall have made written request to the Trustee to institute such action, suit or proceeding in its own name as Trustee under the Indenture;

(m) such Holder or Holders shall have provided to the Trustee such reasonable indemnity and/or security as it may require against the costs, expenses and liabilities to be incurred therein or thereby;

(n) the Trustee for 60 days after its receipt of such notice, request and provision of indemnity and/or security shall have failed to institute any such action, suit or proceeding; and

(o) no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 4.11 of the Indenture;

it being understood and intended, and being expressly covenanted by every Holder of Bonds with every other Holder of Bonds and the Trustee, that no one or more Holder shall have any right in any manner whatever by virtue or by availing itself of any provision of the Indenture or of the Bonds to affect, disturb or prejudice the rights of any other Holder of Bonds or to obtain priority over or preference to any other such Holder, or to enforce any right under the Indenture or under the Bonds, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of the Bonds. Subject to the foregoing, for the protection and enforcement of this Paragraph, each and every Holder and the Trustee shall be entitled to such relief as can be given either at law or in equity. The Republic expressly acknowledges, with respect to the right of any Holder to pursue a remedy under the Indenture or the Bonds, the right of any beneficial owner of Bonds to pursue such remedy with respect to the portion of the Global Bond that represents such beneficial owner’s interest in this Bond as if Certificated Securities had been issued to such beneficial owner.

12. Notices. The Republic or the Trustee, as the case may be, will mail any notices to the Holders of the Certificated Securities at their registered addresses as reflected in the Register maintained by the registrar. The Republic will consider any mailed notice to have been given when mailed. The Republic will give notices to the Holders of a Global Bond in accordance with the procedures and practices of the Depositary and such notices shall be deemed given upon actual receipt thereof by the Depositary. The Republic will also publish notices to the Holders (a) by means of press releases published in an international news service and (b) if and so long as the Bonds are listed on the Euro MTF Market of the Luxembourg Stock Exchange and the rules of the exchange so require, on the website of the Luxembourg Stock Exchange at http://www.bourse.lu. If publication on the website of the Luxembourg Stock Exchange is not possible, the Republic will give notices in another way consistent with the rules of the Luxembourg Stock Exchange. The Republic will consider any published notice to be given on the date of its first publication.

13. Further Issues of Bonds. The Republic may from time to time without the consent of the Holders of the Bonds create and issue additional debt securities ranking pari passu with the Bonds and having terms and conditions which are the same as those of the Bonds, or the same except for the amount of the first payment of interest, which additional debt securities may be consolidated and form a single Series with the outstanding Bonds; provided, however, that any additional Bonds subsequently issued shall be issued, for U.S. federal income tax purposes, either (a) as part of the “same issue” as the Bonds, or (b) in a “qualified reopening” of the Bonds, unless such additional Bonds have a separate CUSIP, ISIN or other identifying number from the previously Outstanding Bonds.

14. Prescription. All claims against the Republic for payment of principal of or interest (including Additional Amounts) on or in respect of the Bonds shall be prescribed unless made within ten years (in the case of principal) and five years (in the case of interest) from the date on which such payment first became due, or a shorter period if provided by law.

15. Authentication. This Bond will not be valid or obligatory for any purpose until the certificate of authentication hereon shall have been executed by manual signature by or on behalf of the Trustee.

16. Governing Law. This Bond shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws, except with respect to authorization and execution by the Republic, which shall be governed by the laws of the Republic.

17. Jurisdiction. (a) Subject to Paragraph 20, the Republic irrevocably submits to the jurisdiction of any New York state or federal court sitting in the Borough of Manhattan, the City of New York, and the courts of the Republic (each, a “Specified Court”) over any suit, action or proceeding against it or its properties, assets or revenues with respect to the Bonds of this Series or the Indenture (a “Related Proceeding”). The Republic agrees that a final non-appealable judgment in any Related Proceeding (the “Related Judgment”) shall be conclusive and binding upon it and may be enforced in any Specified Court or in any other courts to the jurisdiction of which the Republic is or may be subject (the “Other Courts”), by a suit upon such judgment.

(b) The Republic hereby irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to Related Proceedings brought in a Specified Court whether on the grounds of venue, residence or domicile or on the ground that the Related Proceedings have been brought in an inconvenient forum.

18. Consent to Service. Subject to Paragraph 20, the Republic hereby appoints Banco de la Nación Argentina, at its office located at 225 Park Avenue, New York, New York, 10169, and, if such person is not maintained by the Republic as its agent for such purpose, the Republic will appoint CT Corporation System, to act as its authorized agent (the “Authorized Agent”) upon whom process may be served in any Related Proceeding or any action or proceeding to enforce or execute any Related Judgment brought against it in any New York state or federal court sitting in the Borough of Manhattan, the City of New York. Such appointment shall be irrevocable until all amounts in respect of the principal of and any interest due and to become due on or in respect of all the Bonds have been provided to the Trustee pursuant to the terms hereof and the Trustee has given notice to the Holders in accordance with the terms hereof of the availability of such amounts for payment to the Holders, except that, if for any reason, such Authorized Agent ceases to be able to act as Authorized Agent or to have an address in the Borough of Manhattan, the City of New York, the Republic will appoint another person in the Borough of Manhattan, the City of New York, selected in its discretion, as such Authorized Agent. Prior to the date of issuance of any Bonds of this Series, the Republic shall obtain the consent of Banco de la Nación Argentina to its appointment as such Authorized Agent, a copy of which acceptance it shall provide to the Trustee. The Republic shall take any and all action, including the filing of any and all documents and instruments that may be necessary to continue such appointment or appointments in full force and effect as aforesaid. Service of process upon the Authorized Agent at the address indicated above, as such address may be changed within the Borough of Manhattan, the City of New York, by notice given by the Authorized Agent to each party hereto, shall be deemed, in every respect, effective service of process upon the Republic.

Nothing in this Paragraph 18 shall affect the right of the Trustee or (in connection with legal action or proceedings by any Holder as permitted by the Indenture and this Bond) any Holder to serve legal process in any other manner permitted by law or affect the right of the Trustee or any such Holder to bring any action or proceeding against the Republic or its property in the courts of other jurisdictions.

The appointment and acceptance of jurisdiction set out in Paragraphs 15 and 16 above are intended to be effective upon execution of this Bond without further act by the Republic before any such court and introduction of a true copy of this Bond into evidence shall be conclusive and final evidence of such waiver.

19. Waiver of Immunity. (a) Subject to Paragraph 20, to the extent that the Republic or any of its revenues, assets or properties shall be entitled, in any jurisdiction in which any Specified Court is located, in which any Related Proceeding may at any time be brought against it or any of its revenues, assets or properties, or in any jurisdiction in which any Specified Court or Other Court is located in which any suit, action or proceeding may at any time be brought solely for the purpose of enforcing or executing any Related Judgment, to any immunity from suit, from the jurisdiction of any such court, from set-off, from attachment prior to judgment, from attachment in aid of execution of judgment, from execution of a judgment or from any other legal or judicial process or remedy, and to the extent that in any such jurisdiction there shall be attributed such an immunity, the Republic irrevocably waives such immunity to the fullest extent permitted by the laws of such jurisdiction, including the United States Foreign Sovereign Immunities Act of 1976 (the “Immunities Act”) (and consents to the giving of any relief or the issue of any process in connection with any Related Proceeding or Related Judgment as permitted by applicable law, including the Immunities Act), provided, however, that such waiver shall not extend to and the Republic shall be immune in respect of and in relation to any suit, action or proceeding or enforcement of any Related Judgment against (i) any assets, reserves and accounts of the Central Bank (Banco Central de la República Argentina), (ii) any property in the public domain located in the territory of the Republic, including property that falls within the purview of Sections 234 and 235 of the Civil and Commercial Code of the Republic, (iii) any property located in or outside the territory of the Republic that provides an essential public service, (iv) any property (whether in the form of cash, bank deposits, securities, third party obligations or any other methods of payment) of the Republic, its governmental agencies and other governmental entities relating to the performance of the budget, within the purview of Sections 165 through 170 of Law No. 11,672, Ley Complementaria Permanente de Presupuesto (t.o. 2014), (v) any property entitled to the privileges and immunities of the Vienna Convention on Diplomatic Relations of 1961 and the Vienna Convention on Consular Relations of 1963, including, but not limited to, property, premises and bank accounts used by the missions of the Republic, (vi) any property used by a diplomatic, governmental or consular mission of the Republic, (vii) taxes, duties, levies, assessments, royalties or any other governmental charges imposed by the Republic, including the right of the Republic to collect any such charges, (viii) any property of a military character or under the control of a military authority or defense agency of the Republic, (ix) property forming part of the cultural heritage of the Republic, or (x) property entitled to immunity under any applicable sovereign immunity laws.

(b) This waiver of sovereign immunity constitutes only a limited and specific waiver for the purpose of the Bonds of this Series and the Indenture and under no circumstances shall it be interpreted as a general waiver of the Republic or a waiver with respect to proceedings unrelated to the Bonds of this Series or the Indenture. Insofar as this waiver relates to the jurisdiction in which an Other Court is located, the Republic extends it solely for the purpose of enabling the Trustee or a Holder of Bonds of this Series to enforce or execute a Related Judgment.

20. Limitation on Actions. The Republic reserves the right to plead sovereign immunity under the Immunities Act with respect to actions brought against it under the U.S. federal securities laws or any state securities laws and the appointment of an Authorized Agent does not extend to such actions, but without prejudice to the rights of the Trustee or the other specified persons to the indemnification and contribution as set forth in Section 5.6 of the Indenture.

21. Effect of Headings. The paragraph headings herein are for convenience only and shall not affect the construction hereof.

22. Modifications. (a) Any modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action provided by the Indenture or these Terms (each, a “Modification”) to the Indenture or the terms and conditions of the Debt Securities of one or more Series (including these Bonds) may be made, given, or taken pursuant to (i) a written action of the Holders of the Debt Securities of such affected Series without the need for a meeting, or (ii) by vote of the Holders of the Debt Securities of such affected Series taken at a meeting or meetings of Holders thereof, in each case in accordance with the terms of this Paragraph 22 and the other applicable provisions of the Debt Securities of the affected Series and the Indenture.

(b) Modifications to the Terms of these Bonds, or to the Indenture insofar as it affects these Bonds, may be made, and future compliance therewith may be waived, with the consent of the Republic and

(i) in the case of any Non-Reserved Matter (as defined below), (A) at any meeting of Holders of these Bonds duly called and held as specified in Paragraph 23 below, upon the affirmative vote, in person or by proxy thereunto duly authorized in writing, of the Holders of not less than 66 2⁄3% of the aggregate principal amount of these Bonds then Outstanding that are represented at such meeting, or (B) with the written consent of the Holders of not less than 66 2⁄3% of the aggregate principal amount of these Bonds then Outstanding, or

(ii) in the case of any Reserved Matter (as defined below), (A) at any meeting of Holders of these Bonds duly called and held as specified in Paragraph 23 below, upon the affirmative vote, in person or by proxy thereunto duly authorized in writing, of the Holders of not less than 75% of the aggregate principal amount of these Bonds then Outstanding, or (B) with the written consent of the Holders of not less than 75% of the aggregate principal amount of these Bonds then Outstanding.

(c) (i) If the Republic proposes any Modification constituting a Reserved Matter to the Terms of these Bonds and to the terms and conditions of at least one other Series of Debt Securities, or to the Indenture insofar as it affects these Bonds and at least one other Series of Debt Securities, in either case as part of a single transaction, such Modification may be made, and future compliance therewith may be waived, with the consent of the Republic and

(A) (x) at any meetings of Holders of Debt Securities of the two or more Series that would be affected by the proposed Modification duly called and held as specified in Paragraph 23 below, upon the affirmative vote, in person or by proxy thereunto duly authorized in writing, of the Holders of not less than 85% of the aggregate principal amount of the Debt Securities then Outstanding of all such affected Series (taken in the aggregate), or (y) with the written consent of the Holders of not less than 85% of the aggregate principal amount of the Debt Securities then Outstanding of all such affected Series (taken in the aggregate), and

(B) (x) at any meeting of Holders of these Bonds duly called and held as specified in Paragraph 23 below, upon the affirmative vote, in person or by proxy thereunto duly authorized in writing, of the Holders of not less than 66 2⁄3% of the aggregate principal amount of these Bonds then Outstanding, or (y) with the written consent of the Holders of not less than 66 2⁄3% of the aggregate principal amount of these Bonds then Outstanding.

(ii) At the time the Republic proposes a Modification constituting a Reserved Matter, the Republic shall specify to Holders of each Series of Debt Securities to be affected the Modification Method(s) it has selected for such Modification constituting a Reserved Matter. As used herein, “Modification Methods” means Modifications pursuant to Paragraphs 22(b)(i), 22(b)(ii), 22(c)(i). The Republic shall have the discretion to select the Modification Method(s) for a proposed Modification constituting a Reserved Matter and to designate which Series of Debt Securities (including these Bonds) will be included in the aggregated voting for a proposed Modification constituting a Reserved Matter to the terms and conditions of the Debt Securities of two or more Series (the “Initially Designated Series”); provided, however that, except as set forth in the following sentence, once the Republic selects the Modification Method(s) and the Initially Designated Series, such selection may not be changed, modified or supplemented without providing written notice of such change, modification or supplement to holders of all Series of Debt Securities to be affected (specifying which Series, if any, have been excluded from the list of Initially Designated Series) and granting such Holders no less than five Business Days from the date of such notice to cast, revoke or change any vote or consent delivered in connection with such proposed Modification. Notwithstanding the foregoing, at any time prior to the effectiveness of the Modification constituting a Reserved Matter and without prior notice to holders of any Debt Securities of the Initially Designated Series (including the Holders of these Bonds), the Republic shall have discretion to re-designate which Series of Debt Securities will be included in the aggregated voting for a proposed Modification constituting a Reserved Matter to the terms and conditions of the Debt Securities of two or more Series if at the time of such re-designation the Republic has received the affirmative vote or consent of holders of more than 66 2⁄3% of the aggregate principal amount of the Outstanding Debt Securities of all the Initially Designated Series.

(iii) If the Debt Securities of any Series that would be affected by any Modification proposed pursuant to this Paragraph 22(c) (including these Bonds) are denominated in a currency or currency unit other than U.S. dollars, the principal amount of such Debt Securities for purposes of voting shall be the amount of U.S. dollars that could have been obtained with the principal amount of such Debt Securities at or around 12:00 p.m. (noon) New York City time on the date on which any proposed modification is submitted to Holders using the price as shown on the FXC page displayed on the Bloomberg Pricing Monitor, or by any recognized quotation source if Bloomberg is not available or is manifestly erroneous. If at the time a vote is solicited pursuant to this Paragraph 22(c) separate Trustees have been appointed for these Bonds and any other Series of Debt Securities affected by that vote, the Trustee acting for the Series (or multiple Series, including for these Bonds) having the greatest aggregate principal amount of the Debt Securities then Outstanding affected by that vote will be responsible for administering the voting procedures contemplated by this Paragraph 22(c).

(d) The Republic and the Trustee may, without the vote or consent of any Holder of the Bonds, amend these Bonds or the Indenture for the purpose of (A) adding to the covenants of the Republic for the benefit of the Holders of the Bonds, (B) surrendering any right or power conferred upon the Republic, (C) securing the Bonds pursuant to the requirements of the Bonds or otherwise, (D) curing any ambiguity, or curing, correcting or supplementing any proven (to the satisfaction of the Trustee) error thereof, (E) making any change which is of a formal, minor or technical nature, or (F) amending the Bonds or the Indenture in any manner which the Republic and the Trustee may determine that shall not adversely affect the interests of any Holder of Bonds.

(e) Any instrument given by or on behalf of any Holder of a Bond in connection with any consent to or vote for any Modification to the Terms of these Bonds or the Indenture as of the effective time of such instrument will be irrevocable and will be conclusive and binding on all subsequent Holders of this Bond or any Bond issued directly or indirectly in exchange or substitution therefor or in lieu thereof. Any such Modification to the Terms of these Bonds or the Indenture will be conclusive and binding on all Holders of these Bonds, whether or not they have given such consent or cast such vote, and whether or not notation of such Modification is made upon the Bonds. Notice of any Modification to the Terms of these Bonds or the Indenture (other than for purposes of curing any ambiguity or of curing, correcting or supplementing any proven (to the satisfaction of the Trustee) error hereof or thereof) shall be given to each Holder of the Bonds, as provided in Paragraph 12 above.

Bonds authenticated and delivered after the effectiveness of any such Modification may bear a notation in the form approved by the Trustee and the Republic as to any matter provided for in such Modification. New Bonds modified to conform, in the opinion of the Trustee and the Republic, to any such Modification may be prepared by the Republic, authenticated by the Trustee (or any authenticating agent appointed pursuant to the Indenture) and delivered in exchange for Outstanding Bonds.

It shall not be necessary for the vote or consent of the Holders of the Bonds to approve the particular form of any proposed Modification, but it shall be sufficient if such vote or consent shall approve the substance thereof.

(f) Before soliciting the consent or the vote of any Holder of Bonds for a Modification constituting a Reserved Matter, the Republic shall provide to the Trustee (solely for purposes of onward distribution to the Holders of the Bonds) the following information in electronic format:

ix. a description of the Republic’s economic and financial circumstances which are, in the Republic’s opinion, relevant to the request for the proposed Modification, a description of the Republic’s existing debts and a description of any broad policy reform program and provisional macroeconomic outlook;

x. if the Republic shall at the time have entered into an arrangement for financial assistance with multilateral and/or other major creditors or creditor groups and/or an agreement with any such creditors regarding debt relief, (x) a description of any such arrangement or agreement and (y) where permitted under the information disclosure policies of the multilateral or other creditors, as applicable, a copy of the arrangement or agreement;

xi. a description of the Republic’s proposed treatment of foreign debt instruments that are not affected by the proposed Modification and its intentions with respect to any other major creditor groups; and

xii. if the Republic is then seeking a Modification constituting a Reserved Matter affecting any other Series of Debt Securities, a description of that proposed Modification.

(g) For the purposes of these Bonds,

“Non-Reserved Matter” means any Modification other than a Modification constituting a Reserved Matter.

“Outstanding” means, in respect of the Bonds, the Bonds authenticated and delivered pursuant to these Terms and the Indenture except:

(i) Bonds theretofore canceled by the Trustee or delivered to the Trustee for cancellation or held by the Trustee for reissuance but not reissued by the Trustee; or

(ii) Bonds that have been called for redemption in accordance with their terms or which have become due and payable at maturity or otherwise and with respect to which the Republic’s obligation to make payments of the principal thereof (and premium, if any) and any interest thereon shall have been satisfied in accordance with the Terms of these Bonds; or

(iii) Bonds in lieu of or in substitution for which other Bonds of a Series shall have been authenticated and delivered pursuant to these Terms and the Indenture;

provided, however, that in determining whether the Holders of the requisite principal amount of Bonds Outstanding have consented to or voted in favor of any Modification or other action or instruction hereunder or, in the case of a meeting called and held pursuant to Paragraph 23, whether sufficient Holders are present for quorum purposes, any Bonds owned or controlled, directly or indirectly, by the Republic or any Public Sector Instrumentality of the Republic shall be disregarded and deemed not to be Outstanding. As used in these Terms, “Public Sector Instrumentality” means Banco Central de la República Argentina, any department, ministry or agency of the government of the Republic or any corporation, trust, financial institution or other entity owned or controlled by the government of the Republic or any of the foregoing, and, with respect to any Public Sector Instrumentality, “control” means the power, directly or indirectly, through the ownership of voting securities or other ownership interest or otherwise, to direct the management of or elect or appoint a majority of the board of directors or other persons performing similar functions in lieu of, or in addition to, the board of directors of a corporation, trust, financial institution or other entity.

In determining whether the Trustee shall be protected in relying upon any such Modification or other action or instruction, only Bonds that the Trustee knows to be so owned or controlled shall be so disregarded; provided that prior to the solicitation of any consent or the taking of any vote in respect of any Modification or other action or instruction hereunder affecting the Bonds, the Republic shall deliver to the Trustee one or more Officer’s Certificates specifying any Bonds owned or controlled, directly or indirectly, by the Republic or any Public Sector Instrumentality of the Republic.

Bonds so owned or controlled that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Bonds and that the pledgee is not the Republic or a Public Sector Instrumentality.

“Reserved Matter” means any Modification that would:

(i) change the due date for the payment of the principal of (or premium, if any) or any installment of interest on the Bonds;

(ii) reduce the principal amount of the Bonds, the portion of such principal amount which is payable upon acceleration of the maturity of the Bonds, the interest rate thereon or the premium payable upon redemption thereof;

(iii) change the place of payment, coin or currency in which payment with respect to interest, premium or principal in respect of the Bonds is payable;

(iv) shorten the period during which the Republic is not permitted to redeem the Bonds, or permit the Republic to redeem the Bonds if, prior to such action, the Republic is not permitted to do so;

(v) reduce the proportion of the principal amount of the Bonds the vote or consent of the Holders of which is necessary to modify, amend or supplement these Terms or the Indenture or to make, take or give any request, demand, authorization, direction, notice, consent, waiver or other action provided hereby or thereby to be made, taken or given, or change the definition of “Outstanding” with respect to the Bonds;

(vi) change the obligation of the Republic to pay Additional Amounts with respect to the Bonds;

(vii) change the governing law provision of the Bonds;

(viii) change the courts to the jurisdiction of which the Republic has submitted, the Republic’s obligation to appoint and maintain an Authorized Agent in the Borough of Manhattan, the City of New York, or the Republic’s waiver of immunity, in respect of actions or proceedings brought by any Holder based upon the Bonds, as set forth in these Terms;

(ix) in connection with an exchange offer for the Bonds, amend any Event of Default;

(x) change the status of the Bonds as set forth in Paragraph 5 of these Terms;

(xi) authorize the Trustee, on behalf of all Holders of the Bonds, to exchange or substitute all the Bonds for, or convert all the Bonds into, other obligations or securities of the Republic or any other Person;

(xii) change the identity of the obligor;

(xiii) amend Paragraph 22(c)(ii);

(xiv) increase the percentage of the aggregate principal amount of Bonds then Outstanding required to be held by Holders to declare the Bonds immediately due and payable, or reduce the percentage of the aggregate principal amount of the Bonds then Outstanding required to be held by Holders to waive any existing defaults or rescind or annul any notice of acceleration, in each case, as set forth in Section 4.2 of the Indenture and Paragraph 6(b); or

(xv) amend the rights upon future offers provision included in Paragraph 8.

23. Holders’ Meetings. (a) The Republic may at any time ask for written consents from or call a meeting of Holders of the Bonds at any time and from time to time to make, give or take any Modification (as defined in Paragraph 22(a) above) to these Terms as hereinafter provided. Any such meeting shall be held at such time and at such place as the Republic shall determine and as shall be specified in a notice of such a meeting that shall be furnished to the Holders of the Bonds at least 30 days and not more than 60 days prior to the date fixed for the meeting. In addition, the Trustee may at any time and from time to time call a meeting of Holders of the Bonds for any such purpose, to be held at such time and at such place as the Trustee shall determine and as shall be specified in a notice of such meeting that shall be furnished to the Holders of the Bonds at least 30 days and no more than 60 days prior to the date fixed for the meeting. If, upon the occurrence of an Event of Default under Paragraph 6(a) the Holders of at least 10% in aggregate principal amount of the Bonds at that time Outstanding shall have requested the Trustee to call a meeting of the Holders of the Bonds for any such purpose, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, the Trustee shall call such meeting, to be held at such time and at such place as the Trustee shall determine, for such purposes by giving notice thereof. Such notice shall be given at least 30 days and not more than 60 days prior to the meeting. Notice of every meeting of Holders of the Bonds shall set forth in general terms the action proposed to be taken at such meeting.

To be entitled to vote at any meeting of Holders of the Bonds, a person shall be a Holder of Outstanding Bonds or a person duly appointed by an instrument in writing as Proxy for such a Holder. At any meeting of Holders, other than a meeting to discuss a Reserved Matter (as defined in Paragraph 22(g)), the persons entitled to vote a majority in aggregate principal amount of the Outstanding Bonds shall constitute a quorum, and at the reconvening of any such meeting adjourned for a lack of a quorum, the persons entitled to vote 25% in aggregate principal amount of the Outstanding Bonds shall constitute a quorum for the taking of any action set forth in the notice of the original meeting. At any meeting of Holders held to discuss a Reserved Matter, the persons entitled to vote 75% in aggregate principal amount of the Outstanding Bonds shall constitute a quorum. The Trustee may make such reasonable and customary regulations, as it shall deem advisable for any meeting of Holders of Bonds with respect to the proof of the holding of the Bonds and of the appointment of proxies in respect of Holders of registered Bonds, the record date for determining the registered owners of registered Bonds who are entitled to vote at such meeting (which date shall be set forth in the notice calling such meeting hereinabove referred to and which shall be not less than 15 nor more than 60 days prior to such meeting), the adjournment and chairmanship of such meeting, the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate.

***

Schedule B

Non-Performing Securities

USD Pars due 2038 (ISIN No. XS0501195647);

USD Pars due 2038 (ISIN No. XS0501195720);

Euro Pars due 2038 (ISIN No. XS0501195993);

Euro Pars due 2038 (ISIN No. XS0501196025.

ANNEX B-4

THE REPUBLIC OF ARGENTINA

REGISTERED GLOBAL BONDS

representing

Euro Amortizing Step-Up Bonds due 2041

Original Principal Amount €[______]

No. 1

ISIN: XS2177365363

Common Code: 217736536

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK SA/NV (“EUROCLEAR”) AND CLEARSTREAM BANKING, SOCIÉTÉ ANONYME (“CLEARSTREAM”) TO THE REPUBLIC OF ARGENTINA OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IN EXCHANGE FOR THIS CERTIFICATE OR ANY PORTION HEREOF IS REGISTERED IN THE NAME OF THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED, THE NOMINEE OF THE BANK OF NEW YORK MELLON, LONDON BRANCH (THE “DEPOSITARY”) OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR OR CLEARSTREAM (AND ANY PAYMENT HEREON IS MADE TO THE DEPOSITARY, OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR OR CLEARSTREAM), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE DEPOSITARY, HAS AN INTEREST HEREIN.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE CERTIFICATED SECURITIES REPRESENTED HEREBY, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

The Republic of Argentina (the “Republic”), for value received, hereby promises to pay to The Bank of New York Depository (Nominees) Limited, or registered assigns, the principal sum set forth in the Schedule of Principal Increases and Decreases annexed hereto as Schedule A, in 28 semi-annual installments on January 9 and July 9 of each year commencing on January 9, 2028, and the last installment on July 9, 2041 (each such date, a “Principal Payment Date”). The amount of each such principal payment shall equal the principal amount of this Bond outstanding as of any such Principal Payment Date, divided by the number of principal installments from and including such Principal Payment Date to and including July 9, 2041. To the extent necessary, principal payments may be rounded down to the nearest whole number, with any difference being paid at maturity.

A-1

The Republic further unconditionally promises to pay interest semi-annually in arrears on January 9 and July 9 of each year (each, an “Interest Payment Date” and together with a Principal Payment Date, a “Payment Date”), commencing July 9, 2021 on any outstanding portion of the unpaid principal amount hereof at the following rates per annum:

From and including	To but excluding	Rate
September 4, 2020	July 9, 2021	0.125%
July 9, 2021	July 9, 2022	1.500%
July 9, 2022	July 9, 2023	2.750%
July 9, 2023	July 9, 2029	3.000%
July 9, 2029	July 9, 2041	4.500%

Interest shall accrue from and including the most recent date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for, from September 4, 2020 until payment of said principal sum has been made or duly provided for. Principal and interest shall be payable to Holders of record as of January 8 and July 8 of each year (each, a “Record Date”). This is a Global Bond (as that term is defined in the Indenture referred to below) deposited with the Depositary, and registered in the name of the Depositary or its nominee or common custodian, and accordingly, the Depositary or its nominee or common custodian, as Holder of record of this Global Bond, shall be entitled to receive payments of principal and interest, other than principal and interest due at the maturity date, by wire transfer of immediately available funds. Such payment shall be made exclusively in such coin or currency of the European Union as at the time of payment shall be legal tender for payment of public and private debts. The Republic, the Trustee, any registrar and any trustee paying agent shall be entitled to treat the Depositary or its nominee or common custodian as the sole Holder of this Global Bond.

The statements in the legend relating to the Depositary set forth above are an integral part of the terms of this Global Bond and by acceptance hereof each Holder of this Global Bond agrees to be subject to and bound by the terms and provisions set forth in such legend, if any.

This Global Bond is issued in respect of an issue of €[______] principal amount of Euro Amortizing Step-Up Bonds due 2041 of the Republic (the “Bonds”) and is governed by (i) the Indenture dated as of June 2, 2005, as amended from time to time (the “Indenture”) between the Republic and The Bank of New York Mellon (formerly known as The Bank of New York), as trustee (the “Trustee”), the terms of which Indenture are incorporated herein by reference, and (ii) by the terms and conditions of the Bonds set forth on the reverse of this Global Bond (the “Terms”), as supplemented or amended by the Authorization (as defined in the Indenture) of the Republic for this Global Bond, the terms of which are incorporated herein by reference. This Global Bond shall in all respects be entitled to the same benefits as other Debt Securities (as defined in the Indenture) of the same Series issued under the Indenture and the Terms.

A-2

Unless and until it is exchanged in whole or in part for the Certificated Securities represented hereby, this Global Bond may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or nominee of such successor Depositary.

Upon any exchange of all or a portion of this Global Bond for Certificated Securities in accordance with the Indenture, or any increase or decrease in the principal amount of this Global Bond, such increase or decrease shall be endorsed on Schedule A to reflect the change of the principal amount evidenced hereby.

Unless the certificate of authentication hereon has been manually executed by the Trustee, this Global Bond shall not be valid or obligatory for any purpose.

A-3

IN WITNESS WHEREOF, the Republic has caused this instrument to be duly executed.

Dated:

THE REPUBLIC OF ARGENTINA

By:
Name: Martín Maximiliano Guzmán
Title: Minister of Economy of the Republic of Argentina

A-4

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Debt Securities issued under the within-mentioned Indenture.

Dated:

THE BANK OF NEW YORK MELLON, not in its individual capacity but solely as Trustee

By:
Name:
Title:

A-5

Schedule A

The initial principal amount of this Bond is €[______]. The following increases or decreases in this Bond have been made:

Date of Increase or Decrease	Increase of Principal Amount of this Global Bond	Decrease of Principal Amount of this Global Bond	Remaining Principal Amount of this Global Bond	Notation Made By

A-6

TERMS AND CONDITIONS OF THE BONDS

1. General. (a) This Bond is one of a duly authorized series of debt securities (each, a “Series”) of The Republic of Argentina (the “Republic”), designated as Euro Amortizing Step-up Bonds due 2041 (each Bond of this Series a “Bond”, and collectively, the “Securities”), and issued or to be issued in one or more Series (such Series collectively, the “Debt Securities”) pursuant to a Trust Indenture dated as of June 2, 2005, between the Republic and The Bank of New York Mellon (formerly known as The Bank of New York), as Trustee (the “Trustee”), as amended from time to time (the “Indenture”). The Holders (as defined below) of the Securities will be entitled to the benefits of, be bound by, and be deemed to have notice of, all of the provisions of the Indenture. A copy of the Indenture is on file and may be inspected at the Corporate Trust Office of the Trustee in the City of New York. Subject to Paragraph 13, the Republic hereby certifies and warrants that all acts, conditions and things required to be done and performed and to have happened precedent to the creation, execution and, as applicable, issuance of the Indenture and the Securities and to constitute the same legal, valid and binding obligations of the Republic enforceable in accordance with their terms, have been done and performed and have happened in due and strict compliance with all applicable laws. All capitalized terms used in this Bond but not defined herein shall have the meanings assigned to them in the Indenture. Insofar as the provisions of the Indenture may conflict with the provisions set forth in this Bond, the latter shall control for purposes of this Bond.

(b) The Bonds are issuable only in fully registered form without coupons. Bonds may be issued in certificated form (the “Certificated Securities”), or may be represented by one or more registered global securities (each, a “Global Bond”) held by or on behalf of the Person or Persons that are designated, pursuant to the Indenture, by the Republic to act as depositary for such Global Bonds (the “Depositary”). Certificated Securities will be available only in the limited circumstances set forth in the Indenture. The Bonds, and transfers thereof, shall be registered as provided in Section 2.6 of the Indenture. Any person in whose name a Bond shall be registered (each, a “Holder”) may (to the fullest extent permitted by applicable law) be treated at all times, by all persons and for all purposes as the absolute owner of such Bond regardless of any notice of ownership, theft, loss or any writing thereon.

(c) The Bonds are issuable in authorized denominations of € 1.00 and integral multiples of € 1.00 in excess thereof.

(d) As used herein, the following terms have the meanings set forth below:

“Business Day” shall mean any day except a Saturday, Sunday or any other day on which commercial banks in New York City, London or in The City of Buenos Aires (or in the city where the relevant paying or transfer agent is located) are authorized or obligated by law, regulation or executive order to close.

R-1

2. Payments and Trustee Paying Agents. (a) Principal of and interest on the Bonds will be payable in euro. Principal of and interest on the Bonds payable on the Maturity Date will be payable in euro in immediately available funds to the person in whose name such Bond is registered on the Maturity Date, upon presentation and surrender of the Bond at the Corporate Trust Office of the Trustee in the City of New York or, subject to applicable laws and regulations, at the office of any paying agent that shall be appointed by the Trustee, at the expense of the Republic (each, a “trustee paying agent”). Principal of and interest on each Bond (other than principal and interest payable on the Maturity Date) will be payable to the person in whose name such Bond is registered at the close of business on the Record Date for the relevant Payment Date. The Republic will make payments of principal of and interest on the Bonds by providing the Trustee or trustee paying agent the amount of such payment, in euro in immediately available funds, not later than 1:00 P.M. local time on the Business Day prior to the Payment Date, and directing the Trustee to hold these funds in trust for the Trustee and the beneficial owners of the Bonds in accordance with their respective interests and to make a wire transfer of such amount in euro to The Bank of New York Depository (Nominees) Limited (or registered assigns) as the registered owner of the Bonds, which will receive the funds in trust for distribution to the beneficial owners of the Bonds; provided that the Republic may, subject to applicable laws and regulations, make payments of principal of and interest on the Bonds by mailing, or directing the Trustee to mail, from funds made available by the Republic for such purpose, a check to the person entitled thereto, on or before the due date for the payment at the address that appears on the security register maintained by the Registrar on the applicable record date. Notwithstanding anything herein to the contrary, the Republic’s obligation to make payments of principal of and interest on the Bonds shall not have been satisfied until such payments are received by the Holders of the Bonds.

None of the Republic, the Trustee or any trustee paying agent will have any responsibility or liability for any aspect of the records relating to, or payments made on account of, beneficial ownership interests in the Bonds or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

(b) Any payment of principal or interest required to be made on a Payment Date that is not a Business Day need not be made on such day, but may be made on the next succeeding Business Day with the same force and effect as if made on such Payment Date, and no interest will accrue with respect to such payment for the period from and after such Payment Date.

(c) Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.

(d) The Republic has initially appointed The Bank of New York Mellon as principal paying agent, transfer agent and registrar. The Trustee has appointed The Bank of New York Mellon, London Branch, as London paying agent. At the expense of the Republic, the Trustee may at any time appoint additional or other trustee paying agents, transfer agents and registrars and terminate the appointment of those or any paying agents, transfer agents and registrar; provided that while the Bonds are Outstanding the Republic will maintain in The City of New York (i) a paying agent, (ii) an office or agency where the Bonds may be presented for exchange, transfer and registration of transfer as provided in the Indenture and (iii) a registrar. If the Bonds are listed in the Euro MTF Market of the Luxembourg Stock Exchange and the rules of such Exchange so require, as notified by the Issuer to the Trustee, the Trustee will maintain a paying agent in Luxembourg. The Republic or the Trustee, as the case may be, will give prompt notice to all Holders of the Bonds of any future appointment or any resignation or removal of any trustee paying agent, transfer agent or registrar or of any change by any trustee paying agent, transfer agent or registrar in any of its specified offices. Subject to the foregoing, the Republic shall have the right at any time to instruct the Trustee to terminate any such appointment and to appoint any other paying agents or transfer agents in such other places as it may deem appropriate for the purpose of making payments for the exclusive benefit of Holders. Notwithstanding the foregoing, the trustee paying agent and any trustee paying agent appointed hereunder shall be agents solely of the Trustee, and the Republic shall have no authority over or any direct relationship with the trustee paying agent or any such trustee paying agent.

2

(e) All money paid to the Trustee pursuant to these Terms shall be held by it in trust exclusively for itself and the Holders of the Bonds in accordance with their respective interests to be applied by the Trustee to payments due on the Bonds or to the Trustee at the time and in the manner provided for in these Terms and in the Indenture, and the Holders of the Bonds may, subject to the next sentence, look only to the Trustee for any payment to which the Holders may be entitled. Any monies deposited with the Trustee for the payment of the principal of or interest (including Additional Amounts) on any Bond remaining unclaimed for ten years (in the case of principal) or five years (in the case of interest) or, in either case, any shorter prescription period provided by law after such principal or interest shall have become due and payable shall be repaid to the Republic upon written request without interest, and the Holder of any such Bond may thereafter look only to the Republic for any payment to which such Holder may be entitled.

3. Additional Amounts. All payments of principal, premium, if any, and interest in respect of this Bond by the Republic shall be made free and clear of, and without withholding or deduction for or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or within the Republic or any authority therein or thereof having power to tax (together “Taxes”), unless such withholding or deduction is required by law. In such event, the Republic shall pay to the registered Holders of this Bond such additional amounts (“Additional Amounts”) as will result in receipt by such Holders of such amounts of principal, premium and interest as would have been received by them had no such withholding or deduction been required; except that no such Additional Amounts shall be payable with respect to any Bond (i) to a Holder or a beneficial owner of a Bond where such Holder or beneficial owner or Responsible Person is liable for such Taxes in respect of this Bond by reason of his having some connection with the Republic other than the mere holding of such Bond or the receipt of principal, premium or interest in respect thereof or the enforcement of rights with respect to the Bond; (ii) to a Holder or beneficial owner of a Bond, that failed to comply with any certification, identification or other reporting requirement concerning the nationality, residence, identity or connection with the Republic of such Holder or beneficial owner or other Responsible Person, if compliance with the requirement is a precondition to exemption from all or any portion of such withholding or deduction; provided that (A) the Republic or the Republic’s agent has notified the Holders of such certification, identification or other reporting requirement at least 15 days before the applicable payment date and (B) in no event shall such Holder’s or beneficial owner’s or other Responsible Person’s obligation to satisfy such a requirement require such Holder or beneficial owner or other Responsible Person to provide any materially more onerous information, documents or other evidence than would be required to be provided had such Holder or beneficial owner or other Responsible Person been required to file Internal Revenue Service Forms W-8BEN, W-8BEN-E, W-8ECI, W-8EXP and/or W-8IMY; or (iii) presented for payment more than 30 days after the Relevant Date, as defined herein, except to the extent that the Holder thereof would have been entitled to Additional Amounts on presenting the same for payment on the last day of such period of 30 days.

“Relevant Date” in respect of any Bond means the date on which payment in respect thereof becomes due or (if the full amount of the money payable on such date has not been received by the Trustee on or prior to such due date) the date on which notice is duly given to the Holders by the Republic that such moneys have been so received and are available for payment. Any reference herein to “principal” and/or “interest” shall be deemed to include any Additional Amounts which may be payable on this Bond.

3

“Responsible Person” means an individual, corporation, partnership, limited liability company, limited liability partnership, association, trust or any other entity or organization (including a government or political subdivision or an agency or instrumentality thereof), other than a Holder or beneficial owner, which, as a result of applicable Argentine tax regulations in force from time to time, qualifies as statutorily responsible for the payment of any Argentine Taxes.

The Republic will pay any present or future stamp, court or documentary taxes or any excise or property taxes, charges or similar levies which arise in the Republic or any political subdivision thereof or taxing authority thereof or therein in respect of the creation, issue, execution, initial delivery or registration of the Bond or any other document or instrument referred to therein. The Republic will also indemnify the Holders from and against any stamp, court or documentary taxes or any excise or property taxes, charges or similar levies resulting from, or required to be paid by any of them which arise in the Republic or any political subdivision thereof or taxing authority thereof or therein in connection with, the enforcement of the obligations of the Republic under the Bond or any other document or instrument referred to therein following the occurrence of any Event of Default (as defined below).

4. Redemption. The Bonds will be redeemable at the option of the Republic prior to the maturity date. The Republic will have the right at its option, upon giving not less than 30 days’ nor more than 60 days’ notice to the Holders, to redeem the Bonds, in whole or in part, at any time or from time to time prior to the maturity date, at a redemption price equal to the principal amount thereof, plus interest accrued but not paid on the principal amount of the Bonds to be redeemed to the date of redemption specified in such notice.

5. Status and Negative Pledge Covenant. (a) The Bonds will constitute the direct, unconditional, unsecured and unsubordinated obligations of the Republic. Each Series will rank pari passu with each other Series, without any preference one over the other by reason of priority of date of issue or currency of payment or otherwise, and at least equally with all other present and future unsecured and unsubordinated External Indebtedness (as defined herein) of the Republic.

(b) So long as any Bond remains Outstanding, save for the exceptions set forth below, the Republic will not create or permit to subsist any lien, pledge, mortgage, security interest, deed of trust, charge or other encumbrance or preferential arrangement which has the practical effect of constituting a security interest (“Lien”) upon the whole or any part of its assets or revenues to secure any Public External Indebtedness of the Republic unless, at the same time or prior thereto, the Republic’s obligations under the Bonds either (i) are secured equally and ratably therewith, or (ii) have the benefit of such other security, guarantee, indemnity or other arrangement as shall be approved by the Holders of the Bonds (as provided in Articles Ten and Eleven of the Indenture).

(c) Notwithstanding the foregoing, the Republic may permit to subsist:

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i. any Lien upon property to secure Public External Indebtedness of the Republic incurred to finance the acquisition of such property by the Republic; any renewal or extension of any such Lien so long as it is limited to the original property covered thereby and it secures any renewal or extension of the original secured financing;

ii. any Lien on property arising by operation of law (or pursuant to any agreement establishing a Lien equivalent to one which would otherwise exist under relevant local law) in connection with Public External Indebtedness, including without limitation any right of set-off with respect to demand or time deposits with financial institutions and bankers’ liens with respect to property held by financial institutions (in each case deposited with or delivered to such financial institutions in the ordinary course of the depositor’s activities);

iii. any Lien existing on such property at the time of its acquisition to secure Public External Indebtedness of the Republic and any renewal or extension of any such Lien which is limited to the original property covered thereby and which secures any renewal or extension of the original secured financing;

iv. any Lien created in connection with the transactions contemplated by The Republic of Argentina 1992 Financing Plan dated June 23, 1992 sent to the international banking community with the communication dated June 23, 1992 from the Minister of Economy and Public Works and Services of Argentina (the “1992 Financing Plan”) and the implementing documentation therefore, including any Lien to secure obligations under the collateralized securities issued thereunder (the “1992 Par and Discount Bonds”) and any Lien securing indebtedness outstanding as of September 4, 2020 to the extent required to be equally and ratably secured with the 1992 Par and Discount Bonds;

v. any Lien in existence as of September 4, 2020;

vi. any Lien securing Public External Indebtedness of the Republic issued upon surrender or cancellation of any of the 1992 Par and Discount Bonds or the principal amount of any indebtedness outstanding as of June 23, 1992, in each case, to the extent such Lien is created to secure such Public External Indebtedness on a basis comparable to the 1992 Par and Discount Bonds;

vii. any Lien on any of the 1992 Par and Discount Bonds; and

viii. any Lien securing Public External Indebtedness incurred for the purpose of financing all or part of the costs of the acquisition, construction or development of a project; provided that (a) the holders of such Public External Indebtedness expressly agree to limit their recourse to the assets and revenues of such project as the principal source of repayment of such Public External Indebtedness and (b) the property over which such Lien is granted consists solely of such assets and revenues.

(d) The Republic shall publish on an annual basis and no later than November 30 of the relevant year (either by posting to a publicly available website maintained by the Republic or by filing a Form 18-K (or any successor form) with the United States Securities and Exchange Commission), the Republic Aggregate Debt Information.

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(e) For purposes of these Terms:

“Public External Indebtedness” means any External Indebtedness of, or guaranteed by, the Republic which (i) is publicly offered or privately placed in securities markets, (ii) is in the form of, or represented by, bonds, notes or other securities or any guarantees thereof and (iii) is, or was intended at the time of issue to be, quoted, listed or traded on any stock exchange, automated trading system or over-the-counter securities market (including securities eligible for sale pursuant to Rule 144A under the U.S. Securities Act of 1933, as amended (the “Securities Act”) (or any successor law or regulation of similar effect)).

“External Indebtedness” means obligations for borrowed money or evidenced by securities, debentures, notes or other similar instruments payable by their terms, or which at the option of the holder thereof may be payable, in a currency other than the lawful currency of the Republic; provided that (i) no Domestic Foreign Currency Indebtedness, as defined below, and (ii) no other indebtedness governed by the laws of the Republic and originally settled in Argentina shall constitute External Indebtedness.

“Domestic Foreign Currency Indebtedness” means (i) the following indebtedness to the extent not redenominated into pesos pursuant to Argentine law and thereby converted into domestic indebtedness, in each case as amended from time to time: (a) Bonos del Tesoro issued under Decree No. 1527/91 and Decree No. 1730/91, (b) Bonos de Consolidación issued under Law No. 23,982 and Decree No. 2140/91, (c) Bonos de Consolidación de Deudas Previsionales issued under Law No. 23,982 and Decree No. 2140/91, (d) Bonos de la Tesorería a 10 Años de Plazo issued under Decree No. 211/92 and Decree No. 526/92, (e) Bonos de la Tesorería a 5 Años de Plazo issued under Decree No. 211/92 and Decree No. 526/92, (f) Ferrobonos issued under Decree No. 52/92 and Decree No. 526/92, (g) Bonos de Consolidación de Regalías Hidrocarburíferas a 16 Años de Plazo issued under Decree No. 2284/92 and Decree No. 54/93, (h) Letras de Tesorería en Dólares Estadounidenses issued under the Republic’s annual budget laws, including those Letras de Tesorería issued under Law No. 24,156 and Decree No. 340/96, (i) Bonos de Consolidación issued under Law No. 24,411 and Decree No. 726/97, (j) Bonos Externos de la República Argentina issued under Law No. 19,686 enacted on June 15, 1972, (k) Bonos del Tesoro a Mediano Plazo en Dólares Estadounidenses issued under Law No. 24,156 and Decree No. 340/96, (l) Bonos del Gobierno Nacional en Dólares Estadounidenses issued under Decree No. 905/2002, Decree No. 1836/2002 and Decree No. 739/2003, (m) Bonos del Gobierno Nacional en Dólares Estadounidenses issued under Resolution of the Secretary of Treasury and Finance No. 240/2005 and 85/2005, (n) Bonos de la Nación Argentina en Dólares Estadounidenses issued under Resolution of the Secretary of Treasury and Finance No. 88/2006 and 18/2006, (o) Bonos de la Nación Argentina en Dólares Estadounidenses issued under Resolution of the Secretary of Treasury and Finance No. 230/2006 and 64/2006, (p) Bonos de la Nación Argentina en Dólares Estadounidenses issued under Resolution of the Secretary of Treasury and Finance No. 100/2007 and 24/2007, (q) Bonos de la Nación Argentina en Dólares Estadounidenses issued under Resolution of the Secretary of Treasury and Finance No. 424/2011 and 132/2011 and (r) any other indebtedness issued on or prior to April 22, 2016 governed by the laws of the Republic; (ii) any indebtedness issued on or prior to April 22, 2016 in exchange, or as replacement, for the indebtedness referred to in (i) above, in each case as amended from time to time; and (iii) any other indebtedness having the same terms and conditions as any of the indebtedness referred to in (i) and (ii) above in all respects except for issue date, issue price and the first interest payment thereon.

“Performing Public External Indebtedness” means Public External Indebtedness issued on or after September 4, 2020.

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“Republic Aggregate Debt Information” shall mean the following data as of the close of the preceding fiscal year of the Republic: (a) total internal funded debt of the Republic; (b) total external funded debt of the Republic; (c) the title, date of issue, date of maturity, interest rate, and amount outstanding, together with the currency or currencies in which payable, of each issue of external funded debt of the Republic; (d) as to each issue of securities of the Republic which is registered with the SEC, the total amount held by or for the account of the Republic, if any; (e) the estimated total internal floating indebtedness of the Republic; and (f) the estimated total external floating indebtedness of the Republic.

6. Default; Acceleration of Maturity. (a) Each of the following events will constitute an “Event of Default” under the Bonds:

i. Non-Payment: the Republic fails to pay any principal of any of the Bonds when due and payable and such failure continues for 30 days or fails to pay any interest on any of the Bonds when due and payable and such failure continues for a period of 30 days; or

ii. Breach of Other Obligations: the Republic does not perform or comply with any one or more of its other obligations in the Bonds or in the Indenture insofar as it relates to the Bonds, which default is incapable of remedy or is not remedied within 90 days after written notice of request to remedy such default shall have been given to the Republic by the Trustee; or

iii. Cross Default: any event or condition shall occur which results in the acceleration of the maturity (other than by optional or mandatory prepayment or redemption) of any Performing Public External Indebtedness of the Republic having an aggregate principal amount of U.S.$30,000,000 (or its equivalent in other currencies) or more, or any default in the payment of principal of, or premium or prepayment charge (if any) or interest on, any such Performing Public External Indebtedness having an aggregate principal amount of U.S.$30,000,000 (or its equivalent in other currencies) or more, shall occur when and as the same shall become due and payable, if such default shall continue for more than the period of grace, if any, originally applicable thereto; or

iv. Moratorium: a moratorium on the payment of principal of, or interest on, the Performing Public External Indebtedness of the Republic shall be declared by the Republic; and

v. Validity: the validity of the Bonds shall be contested by the Republic.

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(b) Upon the occurrence and during the continuance of an Event of Default, the Holders of at least 25% in aggregate principal amount of the Bonds then Outstanding may by written notice given to the Republic (with a copy to the Trustee) declare the Bonds to be immediately due and payable; and upon such declaration, the principal amount of the Bonds and the accrued interest on the Bonds will become immediately due and payable upon the date that such written notice is received at the office of the Trustee, unless prior to such date all Events of Default in respect of the Bonds have been cured. Notwithstanding the foregoing, in the case of an Event of Default specified in clauses (ii) or (v) of Paragraph 6(a), the principal amount of and the accrued interest on the Bonds may only be declared immediately due and payable if such event is materially prejudicial to the interests of the Holders of the Bonds. The right to give such acceleration notice will terminate if the event giving rise to such right has been cured before such right is exercised. Holders holding in the aggregate at least 50% in principal amount of the then Outstanding Bonds may waive any existing defaults, and rescind or annul any notice of acceleration, on behalf of all Holders of Bonds, if (A) following the declaration of the Bonds due and payable immediately, the Republic has deposited with the Trustee an amount sufficient to pay all overdue installments of principal, interest and Additional Amounts in respect of the Bonds (with interest on overdue amounts of interest, to the extent permitted by law, and on such principal of each of the Bonds at the rate of interest applicable thereto, to the date of such payment or interest) as well as the reasonable fees and compensation of the Trustee; and (B) all other Events of Default have been remedied. In the event of a declaration of acceleration because of an Event of Default set forth in clause (iii) of Paragraph 6(a), such declaration of acceleration shall be automatically rescinded and annulled if the event triggering such Event of Default pursuant to such clause (iii) shall be remedied, cured or waived by the Holders of the relevant indebtedness, within 60 days after such event.

(c) Upon the occurrence of an Event of Default under Paragraph 6(a), the Republic shall give written notice promptly after becoming aware thereof to the Trustee. Within 15 days after becoming aware of the occurrence of an event which with the giving of notice or lapse of time or both would, unless remedied, cured or waived, become an Event of Default under Paragraph 6(a), the Republic shall give written notice thereof to the Trustee.

7. Purchase of the Bonds by the Republic. The Republic may at any time purchase or acquire any of the Bonds in any manner and at any price in the open market, in privately negotiated transactions or otherwise. Bonds that are purchased or acquired by the Republic may, at the Republic’s discretion, be held, resold or surrendered to the Trustee for cancellation, but any Bond so purchased by the Republic may not be re-issued or resold except in compliance with the Securities Act and other applicable law.

8. Rights upon Future Offers. If at any time on or prior to September 4, 2025, the Republic voluntarily makes an offer to purchase or exchange (a “Future Exchange Offer”), or solicits consents to amend (a “Future Amendment Process”), any outstanding Non-Performing Securities, each Holder of the Bonds shall have the right for a period of 30 calendar days following the announcement of any such Future Exchange Offer or Future Amendment Process, to exchange the outstanding principal amount of any of such Holder’s Bonds for (as applicable):

(i) the consideration in cash or in kind received by holders of Non-Performing Securities in connection with any such Future Exchange Offer, or

(ii) securities having terms substantially the same as those resulting from any such Future Amendment Process, in each case in accordance with the terms and conditions of such Future Exchange Offer or Future Amendment Process; provided that the Republic in its discretion may adjust the exchange ratio applicable to the Bonds to deduct (i) any interest paid under the Bonds through the settlement date of such Future Exchange Offer or Future Amendment Process, as applicable, following September 4, 2020 and (ii) the then applicable Euro Market Price of €1.44589 of the Republic’s Euro 0.500% Bonds due 2029 (the “New Euro 2029 Bonds”) for each €100 principal amount of Bonds to be exchanged. The Republic shall have no obligation to make the offer described if the purchase, exchange or amendment is made in satisfaction of a final, non-appealable court order or arbitral award.

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The Republic covenants and agrees to take all steps necessary, including making any required filings with regulatory authorities in the United States, in order to enable Holders to participate in any Future Exchange Offer or Future Amendment Process as provided in this Paragraph 8.

“Euro Market Price” shall mean the average price, determined by the Republic, of the New Euro 2029 Bonds during the 10 business days preceding the announcement of a Future Exchange Offer or Future Amendment Process, expressed as a price per €100 as displayed on the Bloomberg Page “HP” (or any successor thereto) utilizing “Bid Px” under the “Market” field and “BVAL” under the “Source” field, or in the event such price is not so reported for any such business day for any reason, the market price of such New Euro 2029 Bonds, as determined by the Republic in good faith and a commercially reasonable manner.

“Non-Performing Securities” means the securities issued by the Republic which are listed in Schedule B hereto.

9. Replacement, Exchange and Transfer of Bonds. (a) If any Bond becomes mutilated or is defaced, destroyed, lost or stolen, the Trustee shall authenticate and deliver a new Bond, on such terms as the Republic and the Trustee may require, in exchange and substitution for the mutilated or defaced Bond or in lieu of and in substitution for the destroyed, lost or stolen Bond. In every case of mutilation, defacement, destruction, loss or theft, the applicant for a substitute Bond must furnish to the Republic and the Trustee such indemnity as the Republic and the Trustee may require and evidence to their satisfaction of the destruction, loss or theft of such Bond and of the ownership thereof. In every case of mutilation or defacement of a Bond, the Holder must surrender to the Trustee the Bond so mutilated or defaced. In addition, prior to the issuance of any substitute Bond, the Republic may require the payment of a sum sufficient to cover any stamp or other tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. If any Bond that has matured or is scheduled to mature within 15 days becomes mutilated or defaced or is apparently destroyed, lost or stolen, the Republic may pay or authorize payment of such Bond without issuing a substitute Bond.

(b) Upon the terms and subject to the conditions set forth in the Indenture, a Bond or Bonds may be exchanged for a Bond or Bonds of equal aggregate principal amount in such same or different authorized denominations as may be requested by the Holder, by surrender of such Bond or Bonds at the office of the Registrar, or at the office of any transfer agent, together with a written request for the exchange. Any registration of transfer or exchange shall be effected upon the Republic being satisfied with the documents of title and identity of the person making the request and subject to such reasonable regulations as the Republic may from time to time agree with the Trustee.

(c) Upon the terms and subject to the conditions set forth in the Indenture, a Bond may be transferred in whole or in part by the Holder or Holders surrendering the Bond for registration of transfer at the Corporate Trust Office of the Trustee in the City of New York or at the office of any transfer agent, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Republic and the Registrar or any such transfer agent, as the case may be, duly executed by the Holder or Holders thereof or its attorney-in-fact or attorneys-in-fact duly authorized in writing.

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(d) No service charge will be imposed upon the Holder of a Bond in connection with exchanges for Bonds of a different denomination or for registration of transfers thereof, but the Republic and the Trustee may charge the party requesting any registration of transfer, exchange or registration of Bonds a sum sufficient to reimburse it for any stamp or other tax or other governmental charge required to be paid in connection with such transfer, exchange or registration.

10. Trustee. For a description of the duties and the immunities and rights of the Trustee under the Indenture, reference is made to the Indenture, and the obligations of the Trustee to the Holder hereof are subject to such immunities and rights.

11. Enforcement. Except as provided in Section 4.9 of the Indenture with respect to the right of any Holder of a Bond to enforce the payment of the principal of and interest on its Bond on the stated maturity date for such payment expressed in such Bond (as the Bonds may be amended or modified pursuant to Paragraph 22), no Holder of a Bond shall have any right by virtue of or by availing itself of any provision of the Indenture or the Bonds to institute any suit, action or proceeding in equity or at law upon or under or with respect to the Indenture or the Bonds, or for any other remedy hereunder or under the Indenture, unless:

(p) such Holder previously shall have given to the Trustee written notice of default and of the continuance thereof with respect to the Bonds;

(q) the Holders of not less than 25% in aggregate principal amount of the Outstanding Bonds shall have made written request to the Trustee to institute such action, suit or proceeding in its own name as Trustee under the Indenture;

(r) such Holder or Holders shall have provided to the Trustee such reasonable indemnity and/or security as it may require against the costs, expenses and liabilities to be incurred therein or thereby;

(s) the Trustee for 60 days after its receipt of such notice, request and provision of indemnity and/or security shall have failed to institute any such action, suit or proceeding; and

(t) no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 4.11 of the Indenture;

it being understood and intended, and being expressly covenanted by every Holder of Bonds with every other Holder of Bonds and the Trustee, that no one or more Holder shall have any right in any manner whatever by virtue or by availing itself of any provision of the Indenture or of the Bonds to affect, disturb or prejudice the rights of any other Holder of Bonds or to obtain priority over or preference to any other such Holder, or to enforce any right under the Indenture or under the Bonds, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of the Bonds. Subject to the foregoing, for the protection and enforcement of this Paragraph, each and every Holder and the Trustee shall be entitled to such relief as can be given either at law or in equity. The Republic expressly acknowledges, with respect to the right of any Holder to pursue a remedy under the Indenture or the Bonds, the right of any beneficial owner of Bonds to pursue such remedy with respect to the portion of the Global Bond that represents such beneficial owner’s interest in this Bond as if Certificated Securities had been issued to such beneficial owner.

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12. Notices. The Republic or the Trustee, as the case may be, will mail any notices to the Holders of the Certificated Securities at their registered addresses as reflected in the Register maintained by the registrar. The Republic will consider any mailed notice to have been given when mailed. The Republic will give notices to the Holders of a Global Bond in accordance with the procedures and practices of the Depositary and such notices shall be deemed given upon actual receipt thereof by the Depositary. The Republic will also publish notices to the Holders (a) by means of press releases published in an international news service and (b) if and so long as the Bonds are listed on the Euro MTF Market of the Luxembourg Stock Exchange and the rules of the exchange so require, on the website of the Luxembourg Stock Exchange at http://www.bourse.lu. If publication on the website of the Luxembourg Stock Exchange is not possible, the Republic will give notices in another way consistent with the rules of the Luxembourg Stock Exchange. The Republic will consider any published notice to be given on the date of its first publication.

13. Further Issues of Bonds. The Republic may from time to time without the consent of the Holders of the Bonds create and issue additional debt securities ranking pari passu with the Bonds and having terms and conditions which are the same as those of the Bonds, or the same except for the amount of the first payment of interest, which additional debt securities may be consolidated and form a single Series with the outstanding Bonds; provided, however, that any additional Bonds subsequently issued shall be issued, for U.S. federal income tax purposes, either (a) as part of the “same issue” as the Bonds, or (b) in a “qualified reopening” of the Bonds, unless such additional Bonds have a separate ISIN or other identifying number from the previously Outstanding Bonds.

14. Prescription. All claims against the Republic for payment of principal of or interest (including Additional Amounts) on or in respect of the Bonds shall be prescribed unless made within ten years (in the case of principal) and five years (in the case of interest) from the date on which such payment first became due, or a shorter period if provided by law.

15. Authentication. This Bond will not be valid or obligatory for any purpose until the certificate of authentication hereon shall have been executed by manual signature by or on behalf of the Trustee.

16. Governing Law. This Bond shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws, except with respect to authorization and execution by the Republic, which shall be governed by the laws of the Republic.

17. Jurisdiction. (a) Subject to Paragraph 20, the Republic irrevocably submits to the jurisdiction of any New York state or federal court sitting in the Borough of Manhattan, the City of New York, and the courts of the Republic (each, a “Specified Court”) over any suit, action or proceeding against it or its properties, assets or revenues with respect to the Bonds of this Series or the Indenture (a “Related Proceeding”). The Republic agrees that a final non-appealable judgment in any Related Proceeding (the “Related Judgment”) shall be conclusive and binding upon it and may be enforced in any Specified Court or in any other courts to the jurisdiction of which the Republic is or may be subject (the “Other Courts”), by a suit upon such judgment.

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(b) The Republic hereby irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to Related Proceedings brought in a Specified Court whether on the grounds of venue, residence or domicile or on the ground that the Related Proceedings have been brought in an inconvenient forum.

18. Consent to Service. Subject to Paragraph 20, the Republic hereby appoints Banco de la Nación Argentina, at its office located at 225 Park Avenue, New York, New York, 10169, and, if such person is not maintained by the Republic as its agent for such purpose, the Republic will appoint CT Corporation System, to act as its authorized agent (the “Authorized Agent”) upon whom process may be served in any Related Proceeding or any action or proceeding to enforce or execute any Related Judgment brought against it in any New York state or federal court sitting in the Borough of Manhattan, the City of New York. Such appointment shall be irrevocable until all amounts in respect of the principal of and any interest due and to become due on or in respect of all the Bonds have been provided to the Trustee pursuant to the terms hereof and the Trustee has given notice to the Holders in accordance with the terms hereof of the availability of such amounts for payment to the Holders, except that, if for any reason, such Authorized Agent ceases to be able to act as Authorized Agent or to have an address in the Borough of Manhattan, the City of New York, the Republic will appoint another person in the Borough of Manhattan, the City of New York, selected in its discretion, as such Authorized Agent. Prior to the date of issuance of any Bonds of this Series, the Republic shall obtain the consent of Banco de la Nación Argentina to its appointment as such Authorized Agent, a copy of which acceptance it shall provide to the Trustee. The Republic shall take any and all action, including the filing of any and all documents and instruments that may be necessary to continue such appointment or appointments in full force and effect as aforesaid. Service of process upon the Authorized Agent at the address indicated above, as such address may be changed within the Borough of Manhattan, the City of New York, by notice given by the Authorized Agent to each party hereto, shall be deemed, in every respect, effective service of process upon the Republic.

Nothing in this Paragraph 18 shall affect the right of the Trustee or (in connection with legal action or proceedings by any Holder as permitted by the Indenture and this Bond) any Holder to serve legal process in any other manner permitted by law or affect the right of the Trustee or any such Holder to bring any action or proceeding against the Republic or its property in the courts of other jurisdictions.

The appointment and acceptance of jurisdiction set out in Paragraphs 15 and 16 above are intended to be effective upon execution of this Bond without further act by the Republic before any such court and introduction of a true copy of this Bond into evidence shall be conclusive and final evidence of such waiver.

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19. Waiver of Immunity. (a) Subject to Paragraph 20, to the extent that the Republic or any of its revenues, assets or properties shall be entitled, in any jurisdiction in which any Specified Court is located, in which any Related Proceeding may at any time be brought against it or any of its revenues, assets or properties, or in any jurisdiction in which any Specified Court or Other Court is located in which any suit, action or proceeding may at any time be brought solely for the purpose of enforcing or executing any Related Judgment, to any immunity from suit, from the jurisdiction of any such court, from set-off, from attachment prior to judgment, from attachment in aid of execution of judgment, from execution of a judgment or from any other legal or judicial process or remedy, and to the extent that in any such jurisdiction there shall be attributed such an immunity, the Republic irrevocably waives such immunity to the fullest extent permitted by the laws of such jurisdiction, including the United States Foreign Sovereign Immunities Act of 1976 (the “Immunities Act”) (and consents to the giving of any relief or the issue of any process in connection with any Related Proceeding or Related Judgment as permitted by applicable law, including the Immunities Act), provided, however, that such waiver shall not extend to and the Republic shall be immune in respect of and in relation to any suit, action or proceeding or enforcement of any Related Judgment against (i) any assets, reserves and accounts of the Central Bank (Banco Central de la República Argentina), (ii) any property in the public domain located in the territory of the Republic, including property that falls within the purview of Sections 234 and 235 of the Civil and Commercial Code of the Republic, (iii) any property located in or outside the territory of the Republic that provides an essential public service, (iv) any property (whether in the form of cash, bank deposits, securities, third party obligations or any other methods of payment) of the Republic, its governmental agencies and other governmental entities relating to the performance of the budget, within the purview of Sections 165 through 170 of Law No. 11,672, Ley Complementaria Permanente de Presupuesto (t.o. 2014), (v) any property entitled to the privileges and immunities of the Vienna Convention on Diplomatic Relations of 1961 and the Vienna Convention on Consular Relations of 1963, including, but not limited to, property, premises and bank accounts used by the missions of the Republic, (vi) any property used by a diplomatic, governmental or consular mission of the Republic, (vii) taxes, duties, levies, assessments, royalties or any other governmental charges imposed by the Republic, including the right of the Republic to collect any such charges, (viii) any property of a military character or under the control of a military authority or defense agency of the Republic, (ix) property forming part of the cultural heritage of the Republic, or (x) property entitled to immunity under any applicable sovereign immunity laws.

(b) This waiver of sovereign immunity constitutes only a limited and specific waiver for the purpose of the Bonds of this Series and the Indenture and under no circumstances shall it be interpreted as a general waiver of the Republic or a waiver with respect to proceedings unrelated to the Bonds of this Series or the Indenture. Insofar as this waiver relates to the jurisdiction in which an Other Court is located, the Republic extends it solely for the purpose of enabling the Trustee or a Holder of Bonds of this Series to enforce or execute a Related Judgment.

20. Limitation on Actions. The Republic reserves the right to plead sovereign immunity under the Immunities Act with respect to actions brought against it under the U.S. federal securities laws or any state securities laws and the appointment of an Authorized Agent does not extend to such actions, but without prejudice to the rights of the Trustee or the other specified persons to the indemnification and contribution as set forth in Section 5.6 of the Indenture.

21. Effect of Headings. The paragraph headings herein are for convenience only and shall not affect the construction hereof.

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22. Modifications. (a) Any modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action provided by the Indenture or these Terms (each, a “Modification”) to the Indenture or the terms and conditions of the Debt Securities of one or more Series (including these Bonds) may be made, given, or taken pursuant to (i) a written action of the Holders of the Debt Securities of such affected Series without the need for a meeting, or (ii) by vote of the Holders of the Debt Securities of such affected Series taken at a meeting or meetings of Holders thereof, in each case in accordance with the terms of this Paragraph 22 and the other applicable provisions of the Debt Securities of the affected Series and the Indenture.

(b) Modifications to the Terms of these Bonds, or to the Indenture insofar as it affects these Bonds, may be made, and future compliance therewith may be waived, with the consent of the Republic and

(i) in the case of any Non-Reserved Matter (as defined below), (A) at any meeting of Holders of these Bonds duly called and held as specified in Paragraph 23 below, upon the affirmative vote, in person or by proxy thereunto duly authorized in writing, of the Holders of not less than 66 2⁄3% of the aggregate principal amount of these Bonds then Outstanding that are represented at such meeting, or (B) with the written consent of the Holders of not less than 66 2⁄3% of the aggregate principal amount of these Bonds then Outstanding, or

(ii) in the case of any Reserved Matter (as defined below), (A) at any meeting of Holders of these Bonds duly called and held as specified in Paragraph 23 below, upon the affirmative vote, in person or by proxy thereunto duly authorized in writing, of the Holders of not less than 75% of the aggregate principal amount of these Bonds then Outstanding, or (B) with the written consent of the Holders of not less than 75% of the aggregate principal amount of these Bonds then Outstanding.

(c) (i) If the Republic proposes any Modification constituting a Reserved Matter to the Terms of these Bonds and to the terms and conditions of at least one other Series of Debt Securities, or to the Indenture insofar as it affects these Bonds and at least one other Series of Debt Securities, in either case as part of a single transaction, such Modification may be made, and future compliance therewith may be waived, with the consent of the Republic and

(A) (x) at any meetings of Holders of Debt Securities of the two or more Series that would be affected by the proposed Modification duly called and held as specified in Paragraph 23 below, upon the affirmative vote, in person or by proxy thereunto duly authorized in writing, of the Holders of not less than 85% of the aggregate principal amount of the Debt Securities then Outstanding of all such affected Series (taken in the aggregate), or (y) with the written consent of the Holders of not less than 85% of the aggregate principal amount of the Debt Securities then Outstanding of all such affected Series (taken in the aggregate), and

(B) (x) at any meeting of Holders of these Bonds duly called and held as specified in Paragraph 23 below, upon the affirmative vote, in person or by proxy thereunto duly authorized in writing, of the Holders of not less than 66 2⁄3% of the aggregate principal amount of these Bonds then Outstanding, or (y) with the written consent of the Holders of not less than 66 2⁄3% of the aggregate principal amount of these Bonds then Outstanding.

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(ii) At the time the Republic proposes a Modification constituting a Reserved Matter, the Republic shall specify to Holders of each Series of Debt Securities to be affected the Modification Method(s) it has selected for such Modification constituting a Reserved Matter. As used herein, “Modification Methods” means Modifications pursuant to Paragraphs 22(b)(i), 22(b)(ii), 22(c)(i). The Republic shall have the discretion to select the Modification Method(s) for a proposed Modification constituting a Reserved Matter and to designate which Series of Debt Securities (including these Bonds) will be included in the aggregated voting for a proposed Modification constituting a Reserved Matter to the terms and conditions of the Debt Securities of two or more Series (the “Initially Designated Series”); provided, however that, except as set forth in the following sentence, once the Republic selects the Modification Method(s) and the Initially Designated Series, such selection may not be changed, modified or supplemented without providing written notice of such change, modification or supplement to holders of all Series of Debt Securities to be affected (specifying which Series, if any, have been excluded from the list of Initially Designated Series) and granting such Holders no less than five Business Days from the date of such notice to cast, revoke or change any vote or consent delivered in connection with such proposed Modification. Notwithstanding the foregoing, at any time prior to the effectiveness of the Modification constituting a Reserved Matter and without prior notice to holders of any Debt Securities of the Initially Designated Series (including the Holders of these Bonds), the Republic shall have discretion to re-designate which Series of Debt Securities will be included in the aggregated voting for a proposed Modification constituting a Reserved Matter to the terms and conditions of the Debt Securities of two or more Series if at the time of such re-designation the Republic has received the affirmative vote or consent of holders of more than 66 2⁄3% of the aggregate principal amount of the Outstanding Debt Securities of all the Initially Designated Series.

(iii) If the Debt Securities of any Series that would be affected by any Modification proposed pursuant to this Paragraph 22(c) (including these Bonds) are denominated in a currency or currency unit other than U.S. dollars, the principal amount of such Debt Securities for purposes of voting shall be the amount of U.S. dollars that could have been obtained with the principal amount of such Debt Securities at or around 12:00 p.m. (noon) New York City time on the date on which any proposed modification is submitted to Holders using the price as shown on the FXC page displayed on the Bloomberg Pricing Monitor, or by any recognized quotation source if Bloomberg is not available or is manifestly erroneous. If at the time a vote is solicited pursuant to this Paragraph 22(c) separate Trustees have been appointed for these Bonds and any other Series of Debt Securities affected by that vote, the Trustee acting for the Series (or multiple Series, including for these Bonds) having the greatest aggregate principal amount of the Debt Securities then Outstanding affected by that vote will be responsible for administering the voting procedures contemplated by this Paragraph 22(c).

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(d) The Republic and the Trustee may, without the vote or consent of any Holder of the Bonds, amend these Bonds or the Indenture for the purpose of (A) adding to the covenants of the Republic for the benefit of the Holders of the Bonds, (B) surrendering any right or power conferred upon the Republic, (C) securing the Bonds pursuant to the requirements of the Bonds or otherwise, (D) curing any ambiguity, or curing, correcting or supplementing any proven (to the satisfaction of the Trustee) error thereof, (E) making any change which is of a formal, minor or technical nature, or (F) amending the Bonds or the Indenture in any manner which the Republic and the Trustee may determine that shall not adversely affect the interests of any Holder of Bonds.

(e) Any instrument given by or on behalf of any Holder of a Bond in connection with any consent to or vote for any Modification to the Terms of these Bonds or the Indenture as of the effective time of such instrument will be irrevocable and will be conclusive and binding on all subsequent Holders of this Bond or any Bond issued directly or indirectly in exchange or substitution therefor or in lieu thereof. Any such Modification to the Terms of these Bonds or the Indenture will be conclusive and binding on all Holders of these Bonds, whether or not they have given such consent or cast such vote, and whether or not notation of such Modification is made upon the Bonds. Notice of any Modification to the Terms of these Bonds or the Indenture (other than for purposes of curing any ambiguity or of curing, correcting or supplementing any proven (to the satisfaction of the Trustee) error hereof or thereof) shall be given to each Holder of the Bonds, as provided in Paragraph 12 above.

Bonds authenticated and delivered after the effectiveness of any such Modification may bear a notation in the form approved by the Trustee and the Republic as to any matter provided for in such Modification. New Bonds modified to conform, in the opinion of the Trustee and the Republic, to any such Modification may be prepared by the Republic, authenticated by the Trustee (or any authenticating agent appointed pursuant to the Indenture) and delivered in exchange for Outstanding Bonds.

It shall not be necessary for the vote or consent of the Holders of the Bonds to approve the particular form of any proposed Modification, but it shall be sufficient if such vote or consent shall approve the substance thereof.

(f) Before soliciting the consent or the vote of any Holder of Bonds for a Modification constituting a Reserved Matter, the Republic shall provide to the Trustee (solely for purposes of onward distribution to the Holders of the Bonds) the following information in electronic format:

xiii. a description of the Republic’s economic and financial circumstances which are, in the Republic’s opinion, relevant to the request for the proposed Modification, a description of the Republic’s existing debts and a description of any broad policy reform program and provisional macroeconomic outlook;

xiv. if the Republic shall at the time have entered into an arrangement for financial assistance with multilateral and/or other major creditors or creditor groups and/or an agreement with any such creditors regarding debt relief, (x) a description of any such arrangement or agreement and (y) where permitted under the information disclosure policies of the multilateral or other creditors, as applicable, a copy of the arrangement or agreement;

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xv. a description of the Republic’s proposed treatment of foreign debt instruments that are not affected by the proposed Modification and its intentions with respect to any other major creditor groups; and

xvi. if the Republic is then seeking a Modification constituting a Reserved Matter affecting any other Series of Debt Securities, a description of that proposed Modification.

(g) For the purposes of these Bonds,

“Non-Reserved Matter” means any Modification other than a Modification constituting a Reserved Matter.

“Outstanding” means, in respect of the Bonds, the Bonds authenticated and delivered pursuant to these Terms and the Indenture except:

(i) Bonds theretofore canceled by the Trustee or delivered to the Trustee for cancellation or held by the Trustee for reissuance but not reissued by the Trustee; or

(ii) Bonds that have been called for redemption in accordance with their terms or which have become due and payable at maturity or otherwise and with respect to which the Republic’s obligation to make payments of the principal thereof (and premium, if any) and any interest thereon shall have been satisfied in accordance with the Terms of these Bonds; or

(iii) Bonds in lieu of or in substitution for which other Bonds of a Series shall have been authenticated and delivered pursuant to these Terms and the Indenture;

provided, however, that in determining whether the Holders of the requisite principal amount of Bonds Outstanding have consented to or voted in favor of any Modification or other action or instruction hereunder or, in the case of a meeting called and held pursuant to Paragraph 23, whether sufficient Holders are present for quorum purposes, any Bonds owned or controlled, directly or indirectly, by the Republic or any Public Sector Instrumentality of the Republic shall be disregarded and deemed not to be Outstanding. As used in these Terms, “Public Sector Instrumentality” means Banco Central de la República Argentina, any department, ministry or agency of the government of the Republic or any corporation, trust, financial institution or other entity owned or controlled by the government of the Republic or any of the foregoing, and, with respect to any Public Sector Instrumentality, “control” means the power, directly or indirectly, through the ownership of voting securities or other ownership interest or otherwise, to direct the management of or elect or appoint a majority of the board of directors or other persons performing similar functions in lieu of, or in addition to, the board of directors of a corporation, trust, financial institution or other entity.

In determining whether the Trustee shall be protected in relying upon any such Modification or other action or instruction, only Bonds that the Trustee knows to be so owned or controlled shall be so disregarded; provided that prior to the solicitation of any consent or the taking of any vote in respect of any Modification or other action or instruction hereunder affecting the Bonds, the Republic shall deliver to the Trustee one or more Officer’s Certificates specifying any Bonds owned or controlled, directly or indirectly, by the Republic or any Public Sector Instrumentality of the Republic.

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Bonds so owned or controlled that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Bonds and that the pledgee is not the Republic or a Public Sector Instrumentality.

“Reserved Matter” means any Modification that would:

(i) change the due date for the payment of the principal of (or premium, if any) or any installment of interest on the Bonds;

(ii) reduce the principal amount of the Bonds, the portion of such principal amount which is payable upon acceleration of the maturity of the Bonds, the interest rate thereon or the premium payable upon redemption thereof;

(iii) change the place of payment, coin or currency in which payment with respect to interest, premium or principal in respect of the Bonds is payable;

(iv) shorten the period during which the Republic is not permitted to redeem the Bonds, or permit the Republic to redeem the Bonds if, prior to such action, the Republic is not permitted to do so;

(v) reduce the proportion of the principal amount of the Bonds the vote or consent of the Holders of which is necessary to modify, amend or supplement these Terms or the Indenture or to make, take or give any request, demand, authorization, direction, notice, consent, waiver or other action provided hereby or thereby to be made, taken or given, or change the definition of “Outstanding” with respect to the Bonds;

(vi) change the obligation of the Republic to pay Additional Amounts with respect to the Bonds;

(vii) change the governing law provision of the Bonds;

(viii) change the courts to the jurisdiction of which the Republic has submitted, the Republic’s obligation to appoint and maintain an Authorized Agent in the Borough of Manhattan, the City of New York, or the Republic’s waiver of immunity, in respect of actions or proceedings brought by any Holder based upon the Bonds, as set forth in these Terms;

(ix) in connection with an exchange offer for the Bonds, amend any Event of Default;

(x) change the status of the Bonds as set forth in Paragraph 5 of these Terms;

(xi) authorize the Trustee, on behalf of all Holders of the Bonds, to exchange or substitute all the Bonds for, or convert all the Bonds into, other obligations or securities of the Republic or any other Person;

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(xii) change the identity of the obligor;

(xiii) amend Paragraph 22(c)(ii);

(xiv) increase the percentage of the aggregate principal amount of Bonds then Outstanding required to be held by Holders to declare the Bonds immediately due and payable, or reduce the percentage of the aggregate principal amount of the Bonds then Outstanding required to be held by Holders to waive any existing defaults or rescind or annul any notice of acceleration, in each case, as set forth in Section 4.2 of the Indenture and Paragraph 6(b); or

(xv) amend the rights upon future offers provision included in Paragraph 8.

23. Holders’ Meetings. (a) The Republic may at any time ask for written consents from or call a meeting of Holders of the Bonds at any time and from time to time to make, give or take any Modification (as defined in Paragraph 22(a) above) to these Terms as hereinafter provided. Any such meeting shall be held at such time and at such place as the Republic shall determine and as shall be specified in a notice of such a meeting that shall be furnished to the Holders of the Bonds at least 30 days and not more than 60 days prior to the date fixed for the meeting. In addition, the Trustee may at any time and from time to time call a meeting of Holders of the Bonds for any such purpose, to be held at such time and at such place as the Trustee shall determine and as shall be specified in a notice of such meeting that shall be furnished to the Holders of the Bonds at least 30 days and no more than 60 days prior to the date fixed for the meeting. If, upon the occurrence of an Event of Default under Paragraph 6(a) the Holders of at least 10% in aggregate principal amount of the Bonds at that time Outstanding shall have requested the Trustee to call a meeting of the Holders of the Bonds for any such purpose, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, the Trustee shall call such meeting, to be held at such time and at such place as the Trustee shall determine, for such purposes by giving notice thereof. Such notice shall be given at least 30 days and not more than 60 days prior to the meeting. Notice of every meeting of Holders of the Bonds shall set forth in general terms the action proposed to be taken at such meeting.

To be entitled to vote at any meeting of Holders of the Bonds, a person shall be a Holder of Outstanding Bonds or a person duly appointed by an instrument in writing as Proxy for such a Holder. At any meeting of Holders, other than a meeting to discuss a Reserved Matter (as defined in Paragraph 22(g)), the persons entitled to vote a majority in aggregate principal amount of the Outstanding Bonds shall constitute a quorum, and at the reconvening of any such meeting adjourned for a lack of a quorum, the persons entitled to vote 25% in aggregate principal amount of the Outstanding Bonds shall constitute a quorum for the taking of any action set forth in the notice of the original meeting. At any meeting of Holders held to discuss a Reserved Matter, the persons entitled to vote 75% in aggregate principal amount of the Outstanding Bonds shall constitute a quorum. The Trustee may make such reasonable and customary regulations, as it shall deem advisable for any meeting of Holders of Bonds with respect to the proof of the holding of the Bonds and of the appointment of proxies in respect of Holders of registered Bonds, the record date for determining the registered owners of registered Bonds who are entitled to vote at such meeting (which date shall be set forth in the notice calling such meeting hereinabove referred to and which shall be not less than 15 nor more than 60 days prior to such meeting), the adjournment and chairmanship of such meeting, the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate.

***

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Schedule B

Non-Performing Securities

USD Pars due 2038 (ISIN No. XS0501195647);

USD Pars due 2038 (ISIN No. XS0501195720);

Euro Pars due 2038 (ISIN No. XS0501195993);

Euro Pars due 2038 (ISIN No. XS0501196025).

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